UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Notice of Annual Meeting and Proxy Statement

2018

Please Vote –Your Vote Matters

The Story Behind the Cover Photo

Johnson & Johnson has a long-standing, 132-year legacy in innovation. Our approach to innovation is unique: we relentlessly pursue the best breakthroughs in science and technology-whether it is from within our own laboratories or from our powerful network of scientists and entrepreneurs all over the world. Our goal is to address some of the biggest health care needs of humanity. We do this by being a leader in R&D investment. In 2017 we invested $10.6 Billion in research and development, leading to the development of lifesaving and life enhancing products that make a difference for patients and consumers all over the world. We envision a world where all disease is treatable, curable or preventable. We believe our investment in research and development is the best way to benefit patients, consumers and our shareholders.

March 14, 2018
Notice of Annual Meeting and Proxy Statement
You are invited to attend the Annual Meeting of Shareholders of Johnson & Johnson.
When: Thursday, April 26, 2018 10:00 a.m., Eastern Time Doors to Meeting Open at 9:15 a.m.	Where: Hyatt Regency New Brunswick Two Albany Street New Brunswick, New Jersey
We will broadcast the meeting as a live webcast at www.investor.jnj.com, under “Webcasts & Presentations”. The webcast will remain available for replay for three months following the meeting.

Items of Business:

1. Elect the 11 nominees named in this Proxy Statement to serve as Directors for the coming year;
2. Vote, on an advisory basis, to approve named executive officer compensation;
3.  Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2018;
4.  Vote on the two (2) shareholder proposals contained in this Proxy Statement, if properly presented at the meeting; and
5. Transact such other matters as may properly come before the meeting, and at any adjournment or postponement of the meeting.

Voting:
You are eligible to vote if you were a shareholder of record at the close of business on February 27, 2018. Ensure that your shares are represented at the meeting by voting in one of several ways:
Go to the website listed on your proxy card or Notice to vote VIA THE INTERNET
Call the telephone number specified on your proxy card or on the website listed on your Notice to vote BY TELEPHONE
If you received paper copies of your proxy materials, mark, sign, date and return your proxy card in the postage-paid envelope provided to vote BY MAIL
Attend the meeting to vote IN PERSON (see “Annual Meeting Attendance” and “Admission Ticket Procedures” on page 96 of this Proxy Statement)

By order of the Board of Directors,

THOMAS J. SPELLMAN III Assistant General Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be held on April 26, 2018:

The Proxy Statement and Annual Report to Shareholders are available at
www.investor.jnj.com/gov/annualmeetingmaterials.cfm

A Message from Our Lead Director

Dear Fellow Shareholders,
As Johnson & Johnson’s Lead Director, I value this opportunity to share with you some of the ways my fellow Directors and I work to represent your interests and keep your trust. Our entire Board continues to provide strong, independent leadership and remains directly accountable to you through active engagement and oversight of the company’s strategy, performance, leadership and risk management. We also ensure a strong focus on the long-term success of the company through the Credo commitment of our Directors, executives and employees.
Over the past year, I had the pleasure of speaking with a robust cross-section of you and listening to your insights on key subjects, including board leadership, composition and refreshment; succession planning; compensation; sustainability risks and opportunities; the Board’s oversight of risk; diversity and inclusion; and the future of health care and our company. I shared your perspectives with my fellow Directors, and as a result, we updated important disclosures and reaffirmed critical policies and practices.
You can see the results of our outreach in our updated board skills matrix, our robust Board evaluation process (adopting new technology which enables the inclusion of anonymous written feedback), our steady Board refreshment, and our thought leadership and enhanced reporting on environmental, social and governance topics. Please read about our newest Director nominee and our other Board, governance, risk oversight and compensation practices in the pages that follow.
As a company focused on improving the health of humanity globally, we are intensely focused on the opportunities, as well as the risks, created by ever-shifting political, human capital, and other dynamics. The Drucker Institute rates Johnson & Johnson as one of the five best-managed companies in the United States with top-tier recognition for financial management, innovation, how we treat our people, and how we conduct ourselves globally. Despite that success, we maintain our sights on future performance, steadily raising the bar we set for ourselves to deliver long-term, sustainable results in line with Our Credo.
Independent, effective Board leadership and the talent and hard work of our executive team and our employees around the globe are at the core of our past achievements and fuel our future success. My role as Lead Director includes a broad range of responsibilities consistent with most independent Board chairs, impacting all critical aspects of the Board’s operations and decision-making. I focus on making the Lead Director role effective by providing strong independent leadership of the Board, and keeping in frequent contact with the Chairman. Together, we ensure the effective functioning of the Board/management relationship. As we periodically evaluate our Board’s leadership structure, we are mindful of the need for a governance framework that allows the Board flexibility to select the best structure based on the specific needs of the business at the time and what we believe is in the best interests of shareholders. All our Directors select our Board Chair as well as our Lead Director. I commit to you that your Johnson & Johnson Board will continue to advance the long-term interests of shareholders and remain accountable to you through a variety of meaningful governance practices. We hope you agree that this structure incorporates the checks and balances that a large global healthcare company like ours requires.
Thank you for your investment in Johnson & Johnson and the trust that it implies—it is that trust we continually work to retain. We kindly request that you support our voting recommendations and we invite you to share your thoughts with us throughout the year via any of the means we highlight in this Proxy Statement.
Sincerely,
Anne M. Mulcahy
Lead Director

2018 Proxy Statement - 5

2018 Proxy Statement - 6

2018 Proxy Statement - 7

2018 Proxy Statement – Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider. You should read the entire Proxy Statement carefully before voting.

VOTING OVERVIEW
		Items of Business:	Board Vote Recommendation	Page #
1		Election of 11 Director Nominees	FOR each nominee	11
		Management Proposals:
2		Advisory Vote to Approve Named Executive Officer Compensation (“Say on Pay”)	FOR	40
3		Ratification of Appointment of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)	FOR	87
		Shareholder Proposals:
4		Accounting for Litigation and Compliance in Executive Compensation Performance Measures	AGAINST	89
5		Amendment to Shareholder Ability to Call Special Shareholder Meeting	AGAINST	91

CORPORATE GOVERNANCE HIGHLIGHTS
		Page #
Discussed in this Proxy Statement:
	●	Annual Election of Directors		11
	●	Commitment to Board Refreshment		18
	●	Independent Lead Director		19
	●	Changes to Principles of Corporate Governance		19
	●	Director Independence		21
	●	Active Shareholder Engagement		23
	●	Risk Oversight		25
	●	Proxy Access		27
	●	Majority Voting In Uncontested Director Elections		27
	●	Director Overboarding Policy		27
	●	Constructive Board and Committee Evaluations		32
Other Governance Features:
	●	No Supermajority Voting Requirements
	●	No Shareholder Rights Plan
	●	Shareholder Right to Call Special Meetings

SHAREHOLDER ENGAGEMENT (see page 23)

2018 Proxy Statement - 8

DIRECTOR NOMINEES (see pages 11 - 16)
Name			Age	Director Since	Primary Occupation
Mary C. Beckerle		I	63	2015	Chief Executive Officer and Director, Huntsman Cancer Institute; Distinguished Professor of Biology, College of Science, University of Utah
D. Scott Davis		I	66	2014	Former Chairman and Chief Executive Officer, United Parcel Service, Inc.
Ian E. L. Davis		I	67	2010	Chairman, Rolls-Royce Holdings plc; Former Chairman and Worldwide Managing Director, McKinsey & Company
Jennifer A. Doudna		I	54	Nominee	Professor of Chemistry; Professor of Biochemistry and Molecular Biology; Li Ka Shing Chancellor's Professor in Biomedical and Health; University of California, Berkeley
Alex Gorsky	CH		57	2012	Chairman, Board of Directors; Chief Executive Officer, Johnson & Johnson
Mark B. McClellan		I	54	2013	Director, Duke-Robert J. Margolis, MD, Center for Health Policy
Anne M. Mulcahy	LD	I	65	2009	Former Chairman and Chief Executive Officer, Xerox Corporation
William D. Perez		I	70	2007	Retired President and Chief Executive Officer, Wm. Wrigley Jr. Company
Charles Prince		I	68	2006	Retired Chairman and Chief Executive Officer, Citigroup Inc.
A. Eugene Washington		I	67	2012	Duke University’s Chancellor for Health Affairs; President and Chief Executive Officer, Duke University Health System
Ronald A. Williams		I	68	2011	Former Chairman and Chief Executive Officer, Aetna Inc.
Chairman of the Board: CH Lead Director: LD Independent Director: I

BOARD NOMINEE COMPOSITION AND REFRESHMENT (see page 18)

Multidisciplinary Skills

CEO / Senior Executive
Financial
Intl. Business Strategy
Marketing / Sales
Healthcare Industry
Regulatory
Academia / Government
Science / Technology

Range of Tenure

0–2 years
3–5 years
6–9 years
10–12 years

5.64

Average Years of Service on the Board

Diverse Backgrounds

3 out of 11

nominees are Hispanic or African-American

3 out of 11

nominees are women

2018 Proxy Statement - 9

EXECUTIVE COMPENSATION			13.1% per year 2015 - 2017 Total Shareholder Return (TSR) performance as compared to a 7.1% TSR per year for our peers (TSR calculated using 20-day average stock prices. See page 54 for detail)
Our Credo

When we assess performance, we review not only what results were achieved but also how they were achieved and whether they were achieved consistent with the values embodied in Our Credo.
In 2017, we upheld our Credo values by focusing on the needs and well-being of: our patients, consumers, and health care professionals who use our products; our employees; the communities in which we live and work; and our shareholders.

Company Performance

We delivered solid performance in 2017. We largely met or exceeded our combined financial and strategic goals. This was driven by strong performance in our Pharmaceutical business. We made good progress on many important strategic initiatives that will benefit our company in future years.
			34 Consecutive years of adjusted operational earnings increases (See page 46 for detail on non-GAAP measures)

Financial Goal	Goal	Results
Met our operational sales growth goal	4.0% - 5.0%	4.0%
Met our adjusted operational EPS growth goal	4.8% - 7.0%	6.5%
Exceeded our free cash flow goal ($ Billions)	$14.8 - $15.6	$17.8

Note: Operational sales growth, adjusted operational EPS growth, and free cash flow are non-GAAP measures. See page 46 for details. Our sales growth and EPS results do not include the impact of our Actelion Ltd. acquisition since it was not included in the goals.
We summarize our performance against our financial and strategic goals and the performance of each of our businesses on pages 44 to 46.
			55 Consecutive years of dividend increases
Compensation Decisions for 2017

The Board believes the company largely met or exceeded its combined financial and strategic goals. It recognized Mr. Gorsky’s 2017 performance by awarding him an annual performance bonus at 110% of target and long-term incentives at 115% of target. After reviewing market data and other factors, the Board adjusted Mr. Gorsky’s salary rate by 3.1% to $1,650,000 (effective February 26, 2018).
			22% Of 2017 sales from products launched in the past five years

	2017 Amount ($)	Percent of Target (%)
Salary Earned	$1,600,000		More than $10 Billion Invested in R&D in 2017
Annual Performance Bonus	3,080,000	110%
Long-Term Incentive Awards	14,352,000	115%
Total Direct Compensation	$19,032,000
We describe the performance and compensation of our Chairman/CEO on page 47 and our named executive officers on pages 48 to 51.

Compensation Program Changes			17 Acquisitions & Licenses in 2017

In 2017, we increased the weight of our PSUs to 60% for our 2018 long-term incentive grant based on: shareholder feedback, competitive data, and our objective of increasing the focus on long-term performance. The weighting is: 60% PSUs, 30% options, and 10% RSUs. See page 55 for more detail.

2018 Proxy Statement - 10

Item 1: Election of Directors

The Board of Directors recommends a vote FOR election
of each of the below-named nominees.

NOMINEES
There are 11 Director nominees for election at our 2018 Annual Meeting, to hold office until the next Annual Meeting and until their successors have been duly elected and qualified.
All of the nominees were elected to the Board at the last Annual Meeting and are currently serving as Directors of the company except for Dr. Jennifer A. Doudna, who was nominated for election to the Board on February 13, 2018. Dr. Doudna was initially identified as a potential nominee by members of the Science, Technology & Sustainability Committee and by an executive search firm. Dr. Doudna was recommended for nomination by the Nominating & Corporate Governance Committee, in keeping with the Board’s commitment to seek out Directors who are widely recognized as leaders in the fields of medicine or the biological sciences, as well as candidates with diverse backgrounds, skills and experiences.
Below are summaries of the background, business experience and description of the principal occupation of each of the nominees.

MARY C. BECKERLE, Ph.D.
Chief Executive Officer and Director, Huntsman Cancer Institute at the University of Utah; Distinguished Professor of Biology, College of Science, University of Utah
With her expertise in scientific research and organizational management in the healthcare arena, and her active participation in national and international scientific affairs, Dr. Beckerle provides a perspective crucial to a global healthcare company.
Director since 2015; Independent
Chairman, Science, Technology & Sustainability Committee; Member, Regulatory, Compliance & Government Affairs Committee

Dr. Beckerle, 63, has served as CEO and Director of Huntsman Cancer Institute since 2006, and she was appointed in 2009 to an additional key health sciences leadership role as Associate Vice President for Cancer Affairs at the University of Utah. Dr. Beckerle joined the faculty of the University of Utah in 1986 and is a distinguished professor of biology and oncological sciences, holding the Ralph E. and Willia T. Main Presidential Professorship. Dr. Beckerle has served on the National Institute of Health (NIH) Advisory Committee to the Director, on the Board of Directors of the American Association for Cancer Research, as president of the American Society for Cell Biology, and as the Chair of the American Cancer Society Council for Extramural Grants. She currently serves on a number of scientific advisory boards, including the Medical Advisory Board of the Howard Hughes Medical Institute and the Scientific Advisory Boards of the National Center for Biological Sciences at the Tata Institute of Fundamental Research in India, the Mechanobiology Institute in Singapore, and the Dana Farber/Harvard Cancer Center. Dr. Beckerle held a Guggenheim Fellowship at the Curie Institute in Paris, received the Utah Governor’s Medal for Science and Technology in 2001, the Sword of Hope Award from the American Cancer Society in 2004 and is an elected Fellow of the American Academy of Arts and Sciences and the American Philosophical Society. Dr. Beckerle was also named a National Association of Corporate Directors (NACD) Governance Fellow in 2012.
Other Public Company Board Service: Huntsman Corporation (2011 to present)

2018 Proxy Statement - 11

D. SCOTT DAVIS
Former Chairman and Chief Executive Officer, United Parcel Service, Inc.
Having served as Chairman and CEO of the world’s largest publicly-traded logistics company, and given his knowledge and passion for emerging markets and international operations, deep understanding of public policy and global economic indicators, and expertise in management, strategy, finance and operations, Mr. Davis brings to our Board his unique expertise in supply chain logistics at a time of rapid global expansion in the healthcare industry.
Director since 2014; Independent
Chairman, Audit Committee; Member, Compensation & Benefits Committee

Mr. Davis, 66, served as Chairman and Chief Executive Officer of United Parcel Service, Inc. (UPS) (shipment and logistics) from 2008 to 2014, and as Chairman from 2014 to 2016. Previously, Mr. Davis held various leadership positions with UPS, primarily in the finance and accounting area, including Vice Chairman and Chief Financial Officer. Prior to joining UPS, he was Chief Executive Officer of II Morrow Inc., a developer of general aviation and marine navigation instruments. Mr. Davis is a Certified Public Accountant. He previously served on the Board of the Federal Reserve Bank of Atlanta from 2003 to 2009, serving as Chairman in 2009. Mr. Davis is a trustee of the Annie E. Casey Foundation and a member of The Carter Center Board of Councilors.

Other Public Company Board Service: Honeywell International, Inc. (2005 to present)

Recent Past Public Company Board Service: United Parcel Service, Inc. (2008 to 2016); EndoChoice, Inc. (2014 to 2016)

IAN E. L. DAVIS
Chairman, Rolls-Royce Holdings plc; Former Chairman and Worldwide Managing Director, McKinsey & Company
Having served as Chairman and Worldwide Managing Director of one of the world’s leading management consulting firms, and as a consultant to a range of global organizations across the public, private and not-for-profit sectors, Mr. Davis brings considerable global experience, management insight and business knowledge to our Board.
Director since 2010; Independent
Member, Audit Committee; Member, Regulatory, Compliance & Government Affairs Committee

Mr. Davis, 67, is currently non-executive Chairman, Rolls-Royce Holdings plc. Mr. Davis retired from McKinsey & Company (management consulting) in 2010 as a Senior Partner, having served as Chairman and Worldwide Managing Director from 2003 until 2009. In his more than 30 years at McKinsey, he served as a consultant to a range of global organizations across the public, private and not-for-profit sectors. Prior to becoming Chairman and Worldwide Managing Director, he was Managing Partner of McKinsey’s practice in the United Kingdom and Ireland. His experience included oversight for McKinsey clients and services in Asia, Europe, the Middle East and Africa, as well as expertise in the consumer products and retail industries. Mr. Davis is a Director of Teach for All, Inc., a global network of independent social enterprises working to expand educational opportunities in their nations; BP plc., a global energy group; and Majid Al Futtaim Holding LLC; and a Senior Advisor at Apax Partners, a private equity firm.

Other Public Company Board Service: BP plc (2010 to present); Rolls-Royce Holdings plc (2013 to present)

2018 Proxy Statement - 12

JENNIFER A. DOUDNA
Professor of Chemistry; Professor of Biochemistry & Molecular Biology; Li Ka Shing Chancellor's Professor in Biomedical and Health, University of California, Berkeley
As a pioneer in the field of biochemistry, having co-discovered the simplified genome editing technique Crispr-Cas9, and with her vast academic experience and her steadfast concern for ethics in science, Dr. Doudna will bring a global, ethical and scientific perspective to our Board.
Director Nominee; Independent

Dr. Doudna, 54, joined the faculty at University of California, Berkeley, as a Professor of Biochemistry & Molecular Biology in 2002. She directs the Innovative Genomics Institute, a joint UC Berkeley-UC San Francisco center, holds the Li Ka Shing Chancellor’s Professorship in Biomedicine and Health, and is the chair of the Chancellor’s Advisory Committee on Biology at UC Berkeley. Dr. Doudna is Principal Investigator at the Doudna Lab at UC Berkeley and has founded and serves on the scientific advisory boards of Caribou Biosciences, Inc. and Intellia Therapeutics, Inc., leading CRISPR genome engineering companies. She has been an Investigator with the Howard Hughes Medical Institute since 1997. Dr. Doudna is the recipient of numerous scientific awards in biochemistry and genetics, including: the Alan T. Waterman Award (2000); the Eli Lilly Award in Biological Chemistry of the American Chemical Society (2001); a co-recipient of the Breakthrough Prize in Life Sciences (2015); a co-recipient of the Gruber Prize in Genetics (2015); a co-recipient of the Canada Gairdner International Award (2016); the Heineken Prize for Biochemistry and Biophysics (2016); the Tang Prize (2016); the Japan Prize (2017); and the Albany Medical Center Prize (2017). Dr. Doudna was elected to the National Academy of Sciences (2002); the American Academy of Arts and Sciences (2003); the National Academy of Medicine (2010); the National Academy of Inventors (2014); and as a Foreign Member of the Royal Society (2016). Dr. Doudna is a Trustee for Pomona College and serves on the Board of Directors of Driver Inc., a treatment access platform for cancer patients.

Other Public Company Board Service: None

ALEX GORSKY
Chairman, Board of Directors; Chief Executive Officer; Chairman, Executive Committee, Johnson & Johnson
Having started his career at Johnson & Johnson in 1988 and having been promoted to positions of increasing responsibility across business segments, culminating in his appointment to CEO and election to our Board of Directors in 2012, Mr. Gorsky brings a full range of strategic management expertise, a broad understanding of the issues facing a multinational business in the healthcare industry, and an in-depth knowledge of the company’s business, history and culture to our Board and the Chairman position.
Director since 2012; Management
Chairman, Finance Committee

Mr. Gorsky, 57, was appointed as Chairman, Board of Directors in December 2012. He was named Chief Executive Officer, Chairman of the Executive Committee and joined the Board of Directors in April 2012. Mr. Gorsky began his Johnson & Johnson career with Janssen Pharmaceutica Inc. in 1988. Over the next 15 years, he advanced through positions of increasing responsibility in sales, marketing, and management. In 2001, Mr. Gorsky was appointed President of Janssen Pharmaceutical Inc., and in 2003 he was named Company Group Chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as Company Group Chairman for Ethicon. In early 2009, he was appointed Worldwide Chairman of the Surgical Care Group and member of the Executive Committee. In September 2009, he was appointed Worldwide Chairman of the Medical Devices and Diagnostics Group. Mr. Gorsky became Vice Chairman of the Executive Committee in January 2011. Mr. Gorsky also serves on the boards of the Travis Manion Foundation, the Congressional Medal of Honor Foundation and the National Academy Foundation; the Wharton Board of Overseers; and as a member of the Business Roundtable Board of Directors and as the Chairman of its Corporate Governance Committee.

Other Public Company Board Service: International Business Machines Corporation (IBM) (2014 to present)

2018 Proxy Statement - 13

MARK B. McCLELLAN, M.D., Ph.D.
Director, Duke-Robert J. Margolis, MD, Center for Health Policy
With his extensive experience in public health policy, including as Commissioner of the United States Food and Drug Administration and Administrator for the United States Centers for Medicare & Medicaid Services, Dr. McClellan possesses broad knowledge of, and unique insights into, the challenges facing the healthcare industry, making him a valuable member of the board of a broad-based healthcare company.
Director since 2013; Independent
Member, Regulatory, Compliance & Government Affairs Committee; Member, Science, Technology & Sustainability Committee

Dr. McClellan, 54, became the inaugural Director of the Duke-Robert J. Margolis, MD, Center for Health Policy and the Margolis Professor of Business, Medicine and Policy at Duke University in January 2016.  He is also a faculty member at Dell Medical School at The University of Texas in Austin. Previously, he served from 2007 to 2015 as a Senior Fellow in Economic Studies and as Director of the Initiatives on Value and Innovation in Health Care at the Brookings Institution. Dr. McClellan served as Administrator of the Centers for Medicare & Medicaid Services for the U.S. Department of Health and Human Services from 2004 to 2006 and as Commissioner of the U.S. Food and Drug Administration from 2002 to 2004. He served as a member of the President’s Council of Economic Advisers and as senior director for healthcare policy at the White House from 2001 to 2002 and, during President Bill Clinton’s administration, held the position of Deputy Assistant Secretary for Economic Policy for the Department of the Treasury. Dr. McClellan previously served as an associate professor of economics and medicine with tenure at Stanford University, where he also directed the Program on Health Outcomes Research. Dr. McClellan is the founding chair and a current board member of the Reagan-Udall Foundation for the Food and Drug Administration, is a member of the National Academy of Medicine and chairs the Academy’s Leadership Consortium for Value and Science-Driven Health Care, and co-chairs the guiding committee of the Health Care Payment Learning and Action Network.
Other Public Company Board Service: None
Recent Past Public Company Board Service: Aviv REIT, Inc. (2013 to 2015)

ANNE M. MULCAHY
Former Chairman and Chief Executive Officer, Xerox Corporation
Having served as Chairman and CEO of a large, global manufacturing and services company with one of the world’s most recognized brands, Ms. Mulcahy provides to our Board valuable insight into organizational and operational management issues crucial to a large public company, as well as a strong reputation for leadership in business innovation and talent development.
Lead Director since 2012
Director since 2009; Independent
Member, Audit Committee; Member, Nominating & Corporate Governance Committee; Member, Finance Committee

Ms. Mulcahy, 65, was Chairman and Chief Executive Officer of Xerox Corporation (business equipment and services) until July 2009, when she retired as CEO after eight years in the position. Prior to serving as CEO, Ms. Mulcahy was President and Chief Operating Officer of Xerox. She also served as President of Xerox’s General Markets Operations, which created and sold products for reseller, dealer and retail channels. Earlier in her career at Xerox, which began in 1976, Ms. Mulcahy served as Vice President for Human Resources with responsibility for compensation, benefits, human resource strategy, labor relations, management development and employee training; and as Vice President and Staff Officer for Customer Operations, covering South America and Central America, Europe, Asia and Africa. Ms. Mulcahy was the U.S. Board Chair of Save the Children from March 2010 to February 2017, and was reappointed as a Board member in February 2018.

Other Public Company Board Service: Graham Holdings Company (2008 to present); LPL Financial Holdings Inc. (2013 to present)

Recent Past Public Company Board Service: Target Corporation (1997 to 2017)

2018 Proxy Statement - 14

WILLIAM D. PEREZ
Retired President and Chief Executive Officer, Wm. Wrigley Jr. Company
With his experience as CEO of several large, consumer-focused companies across a wide variety of industries, Mr. Perez contributes to our Board significant organizational and operational management skills, combined with a wealth of experience in global, consumer-oriented businesses vital to a large public company in the consumer products space.
Director since 2007; Independent
Chairman, Nominating & Corporate Governance Committee; Member, Audit Committee

Mr. Perez, 70, served as President and Chief Executive Officer for the Wm. Wrigley Jr. Company (confectionary and chewing gum) from 2006 to 2008. He was a Senior Advisor at Greenhill & Co., Inc. from 2010 to 2017. Before joining Wrigley, Mr. Perez served as President and Chief Executive Officer of Nike, Inc. Previously, he spent 34 years with S.C. Johnson & Son, Inc., including eight years as its President and Chief Executive Officer. Mr. Perez is a Director at Northwestern Memorial Hospital.
Other Public Company Board Service: Whirlpool Corporation (2009 to present)

CHARLES PRINCE
Retired Chairman and Chief Executive Officer, Citigroup Inc.
Having served as Chairman and CEO of the nation’s largest and most diversified financial institution, Mr. Prince brings to our Board a strong mix of organizational and operational management skills combined with well-developed legal, global business and financial acumen critical to a large public company.
Director since 2006; Independent
Chairman, Regulatory, Compliance & Government Affairs Committee; Member, Nominating & Corporate Governance Committee

Mr. Prince, 68, served as Chief Executive Officer of Citigroup Inc. (financial services) from 2003 to 2007 and as Chairman from 2006 to 2007. Previously he served as Chairman and Chief Executive Officer of Citigroup’s Global Corporate and Investment Bank from 2002 to 2003 and Chief Operating Officer from 2001 to 2002. Mr. Prince began his career as an attorney at U.S. Steel Corporation in 1975. Mr. Prince is a member of the Council on Foreign Relations and The Council of Chief Executives.
Other Public Company Board Service: Xerox Corporation (2008 to present)

2018 Proxy Statement - 15

A. EUGENE WASHINGTON, M.D., M.Sc.
Duke University’s Chancellor for Health Affairs; President and Chief Executive Officer, Duke University Health System
Dr. Washington brings to our Board his distinct expertise born of significant achievements as a senior executive in academia, an accomplished clinical investigator, an innovator in health care, and a leader in shaping national health policy. With his unique combination of knowledge, skills and experience in organizational management, medical research, patient care, and public health policy, Dr. Washington provides an invaluable perspective for a company in the healthcare industry.
Director since 2012; Independent
Member, Compensation & Benefits Committee; Member, Science, Technology & Sustainability Committee

Dr. Washington, 67, is currently Duke University’s Chancellor for Health Affairs and the President and Chief Executive Officer of the Duke University Health System. Previously he was Vice Chancellor of Health Sciences, Dean of the David Geffen School of Medicine at UCLA; Chief Executive Officer of the UCLA Health System; and Distinguished Professor of Gynecology and Health Policy at UCLA. Prior to UCLA, he served as Executive Vice Chancellor and Provost at the University of California, San Francisco (UCSF) from 2004 to 2010. Dr. Washington co-founded UCSF’s Medical Effectiveness Research Center for Diverse Populations in 1993 and served as Director until 2005. He was Chair of the Department of Obstetrics, Gynecology, and Reproductive Sciences at UCSF from 1996 to 2004. Dr. Washington also co-founded the UCSF-Stanford Evidence-based Practice Center and served as its first Director from 1997 to 2002. Prior to UCSF, Dr. Washington worked at the Centers for Disease Control and Prevention. Dr. Washington was elected to the National Academy of Sciences’ Institute of Medicine in 1997, where he served on its governing Council. He was founding Chair of the Board of Governors of the Patient-Centered Outcomes Research Institute, served as a member of the Scientific Management Review Board for the NIH, and also served as Chair of the Board of Directors of both the California HealthCare Foundation and The California Wellness Foundation. Dr. Washington currently serves on the Boards of Directors of the Kaiser Foundation Hospitals and Kaiser Foundation Health Plan, Inc.
Other Public Company Board Service: None

RONALD A. WILLIAMS
Former Chairman and Chief Executive Officer, Aetna Inc.
With his long and distinguished career in the healthcare industry, from his experience leading one of Fortune’s Most Admired healthcare companies to his career-long role as an advocate for meaningful healthcare reform, Mr. Williams provides our Board with an exceptional combination of operational management expertise and insight into both public healthcare policy and the healthcare industry critical to a large public company in the healthcare industry.
Director since 2011; Independent
Chairman, Compensation & Benefits Committee; Member, Nominating & Corporate Governance Committee

Mr. Williams, 68, served as Chairman and Chief Executive Officer of Aetna Inc. (managed care and health insurance) from 2006 to 2010, and as Chairman from 2010 until his retirement in April 2011. He is also an advisor to the private equity firm, Clayton, Dubilier & Rice, LLC. In addition, Mr. Williams serves on the boards of MIT Corporation, Peterson Institute for International Economics, the Advisory Board of Peterson Center on Healthcare and is Vice Chairman of the Board of Trustees of The Conference Board. Previously, Mr. Williams served on President Obama's Management Advisory Board from 2011 to January 2017, as Chairman of the Council for Affordable Quality Healthcare from 2007 to 2010, and as Vice Chairman of The Business Council from 2008 to 2010.
Other Public Company Board Service: The Boeing Company (2010 to present), American Express Company (2007 to present)
Recent Past Public Company Board Service: Envision Healthcare Holdings, Inc. (2011 to 2017)

The Board of Directors recommends a vote FOR election of each of the above-named nominees.

2018 Proxy Statement - 16

DIRECTOR NOMINATION PROCESS AND BOARD COMPOSITION
Director Nomination Process
The Nominating & Corporate Governance Committee of the Board of Directors annually considers the size, composition and needs of the Board, reviews possible candidates for the Board, and recommends the nominees for Directors to the Board for approval. The Committee considers and evaluates suggestions from many sources, including shareholders, regarding possible candidates for Directors. Such suggestions, together with appropriate biographical information, should be submitted to the Office of the Corporate Secretary at our principal office address.

Below are the General Criteria for Nomination to the Board of Directors, which, as part of the Principles of Corporate Governance, are posted at www.investor.jnj.com/gov.cfm:

●	The highest ethical character and shared values with Our Credo
●	Reputation, both personal and professional, consistent with our image and reputation
●	Accomplishment within candidate’s field, with superior credentials and recognition
●	Active and former chief executive officers of public companies and leaders of major complex organizations, including scientific, government, educational and other non-profit institutions
●	Widely recognized leaders in the fields of medicine or biological sciences, including those who have received the most prestigious awards and honors in their fields
●	Relevant expertise and experience and the ability to offer advice and guidance to the CEO based on that expertise and experience
●	Independence, without the appearance of any conflict in serving as a Director, and independence of any particular constituency with the ability to represent all shareholders
●	Ability to exercise sound business judgment
●	Diversity, reflecting differences in skills, regional and industry experience, background, race, ethnicity, gender and other unique characteristics

2018 Proxy Statement - 17

Board Nominee Composition

Understanding the importance of board composition and refreshment for effective oversight, the Nominating  & Corporate Governance Committee strives to maintain a diverse board of Directors, with diversity reflecting differences in skills, regional and industry experience, background, race, ethnicity, gender and other unique characteristics. The Board welcomed a new director every year during the period from 2009 to 2015. This year, Dr. Jennifer A. Doudna was recommended for nomination by the Nominating & Corporate Governance Committee, in keeping with the Board's commitment to refreshment, diversity and seeking out directors who are widely recognized as leaders in the fields of medicine or the biological sciences (see "Nominees" on page 11).The Board remains committed to refreshment and to seeking out highly qualified women and minority candidates as well as candidates with diverse backgrounds, skills and experiences. Below are highlights of the composition of our Director nominees:

BOARD NOMINEE COMPOSITION

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BOARD LEADERSHIP STRUCTURE

• Chairman of the Board and CEO: Alex Gorsky
• Independent Lead Director: Anne M. Mulcahy
➢  Both positions designated annually by the independent Directors and reviewed annually by the Nominating & Corporate Governance Committee
• All 5 main Board Committees composed of independent Directors
• Independent Directors met in executive session at each of the 8 regular 2017 Board meetings

Our Directors believe that there are positives and negatives related to all possible board leadership structures, which must be considered in the context of the specific circumstances, culture and challenges facing a company, and that such consideration falls squarely on the shoulders of a company’s board, holding a diversity of views and experiences. As discussed in “Item 1: Election of Directors” on pages 11 to 16 of this Proxy Statement, our Directors come from a variety of organizational backgrounds with direct experience in a wide range of leadership and management structures. Moreover, our independent Directors appropriately challenge management and demonstrate the free-thinking expected of today’s Directors. Given this makeup, our Board is in a very strong position to evaluate the pros and cons of the various types of board leadership structures, considering the perspectives of shareholders, and to ultimately decide which one best serves the interests of our stakeholders, as they are defined in Our Credo (on the back inside cover of this Proxy Statement).
Our Board believes that it remains in our company’s best interests for Mr. Gorsky to serve as Chairman of our Board. Having Mr. Gorsky, our company's CEO, serve as Chairman creates clear and unambiguous authority, which is essential to effective management. Further, given that he is closer to our company’s businesses than any other Board member and has the benefit of over 20 years of operational and leadership experience within the Johnson & Johnson Family of Companies, Mr. Gorsky is best positioned to provide effective leadership. Mr. Gorsky’s career experience gives him unsurpassed industry knowledge, which the Board believes is critical for the chairman of the board of a company that operates in a highly-regulated industry, such as health care.
Our Board believes that it remains in our company’s best interests for Ms. Mulcahy to serve as Lead Director. The Lead Director role includes the broad range of responsibilities set out below, consistent with most independent board chairs, impacting all critical aspects of the Board’s operations and decision-making.
The Lead Director provides strong independent leadership of the Board and keeps in frequent contact with the Chairman.

Throughout 2017, the Chairman and Lead Director collaborated to:

●	Create the agendas for Board and Committee meetings
●	Evaluate the successes and opportunities from past meetings
●	Handle a range of board governance issues such as board refreshment and succession planning
●	Meet with large shareholders and proxy voting advisory firms
●	Address key corporate transactions, capital allocation, and talent management
●	Ensure the effective functioning of the board/management relationship consistent with Our Credo values

Our Board, through its Nominating & Corporate Governance Committee, will continue to periodically review its leadership structure in a serious and open-minded fashion to ensure it remains appropriate for our company.
In February 2018, our Board amended its Principles of Corporate Governance to reflect that our Nominating & Corporate Governance Committee reviews on an annual basis, and at other appropriate times, the Board’s leadership structure, including whether the roles of Chairman and Chief Executive Officer should be combined or separate. The Principles of Corporate Governance can be found at www.investor.jnj.com/gov.cfm.
Our Board will continue to monitor this topic considering what it observes in the marketplace, the evolution of viewpoints in the corporate governance community, and, most importantly, what the Board believes is in the best interests of Johnson & Johnson and its stakeholders.

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Duties and Responsibilities of the Lead Director

Board Agendas, Information and Schedules	•	Approves information sent to the Board and determines timeliness of information flow from management.
	•	Periodically provides feedback on quality and quantity of information flow from management.
	•	Participates in setting, and ultimately approves, the agenda for each Board meeting.
	•	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items.
	•	With the Chair/CEO, determines who attends Board meetings, including management and outside advisors.
Committee Agendas and Schedules	•	Reviews in advance the schedule of committee meetings.
	•	Monitors flow of information from Committee Chairs to the full Board.
Board Executive Sessions	•	Has the authority to call meetings and Executive Sessions of the Independent Directors.
	•	Presides at all meetings of the Board at which the Chair/CEO is not present, including Executive Session of the Independent Directors.
Communicating with Management	•	After each Executive Session of the Independent Directors, communicates with the Chair/CEO to provide feedback and also to effectuate the decisions and recommendations of the Independent Directors.
	•	Acts as liaison between the Independent Directors and the Chair/CEO and management on a regular basis and when special circumstances exist or communication out of the ordinary course is necessary.
Communicating with Stakeholders	•	As necessary, meets with major shareholders or other external parties, after discussions with the Chair/CEO.
	•	Is regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries.
•
Under the Board’s guidelines for handling shareholder and employee communications to the Board, is advised promptly of any communications directed to the Board or any member of the Board that allege misconduct on the part of company management, or raise legal, ethical or compliance concerns about company policies or practices.

Chair and CEO Performance Evaluations	•	Leads the annual performance evaluation of the Chair/CEO, distinguishing as necessary between performance as Chair and performance as CEO.
Board Performance Evaluation	•	Leads the annual performance evaluation of the Board.
New Board Member Recruiting	•	Interviews Board candidates, as appropriate.
CEO Succession	•	Leads the CEO succession planning process.
Crisis Management	•	Plays an increased role in crisis management oversight, as appropriate.
Limits on Leadership Positions of Other Boards	•
May only serve as chair, lead or presiding director, or similar role, or as CEO or similar role at another public company if approved by the full Board upon recommendation from the Nominating & Corporate Governance Committee.

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DIRECTOR INDEPENDENCE

All Directors are independent except for our CEO

It is our goal that at least two-thirds of our Directors be “independent,” not only as that term may be defined legally or mandated by the New York Stock Exchange (NYSE), but also without the appearance of any conflict in serving as an independent Director. The Board of Directors has determined that all non-employee Directors who served during fiscal 2017, as well as our new Director nominee, are “independent” under the listing standards of the NYSE and our Standards of Independence, including: Dr. Beckerle, Mr. I. E. L. Davis, Mr. D. S. Davis, Dr. Doudna, Dr. McClellan, Ms. Mulcahy, Mr. Perez, Mr. Prince, Dr. Washington and Mr. Williams.
In order to assist the Board in making this determination, the Board adopted Standards of Independence as part of our Principles of Corporate Governance, which can be found at www.investor.jnj.com/gov.cfm. These Standards conform to, or are stricter than, the NYSE independence standards and identify, among other things, material business, charitable and other relationships that could interfere with a director’s ability to exercise independent judgment.
As highly accomplished individuals in their respective industries, fields and communities, the non-employee Directors and Director nominee are affiliated with numerous corporations, educational institutions, hospitals and charities, as well as civic organizations and professional associations, many of which have business, charitable or other relationships with the company. The Board considered each of these relationships in light of our Standards of Independence and determined that none of these relationships conflict with the interests of the company or would impair the relevant non-employee Director’s, or new Director nominee's, independence or judgment.
The following table describes the relationships that were considered in making this determination. The nature of the transactions and relationships summarized in the following table, and the role of each of the Directors and new Director nominee at their respective organizations, were such that none of the non-employee Directors or new Director nominee had any direct business relationships with the company in 2017 or received any direct personal benefit from any of these transactions or relationships.
All of the transactions and relationships of the type listed below were entered into, and payments were made or received, by the company or one of its subsidiaries in the ordinary course of business and on competitive terms. In 2015, 2016 and 2017, the company’s transactions with, or discretionary charitable contributions to, each of the relevant organizations (not including gifts made under our matching gifts program) did not exceed the greater of $1 million or 1% of that organization’s consolidated gross revenues, and therefore did not exceed the thresholds in our Standards of Independence.

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Director Independence - Transactions and Relationships

Director	Organization	Type of Organization	Relationship to Organization	Type of Transaction or Relationship	2017 Aggregate Magnitude
M. C. Beckerle	Huntsman Cancer Institute	Healthcare Institution	Executive Officer	Sales of healthcare products	<1%; <$1 million
M. C. Beckerle	University of Utah	Educational Institution	Employee	Investigator payments, sales of healthcare products and grants	<1%
J. A. Doudna	University of California - Berkeley	Educational Institution	Employee	Research-related payments; sponsorship and grants	<1%; <$1 million
M. B. McClellan	Duke University	Educational Institution	Employee	Sales of healthcare products and services; research- related payments; grants	<1%
M. B. McClellan	Research! America	Public Education and Advocacy Organization	Director	Annual dues; sponsorship and contributions	<$1 million
A. M. Mulcahy	Save the Children	Non-profit Organization	Trustee	Contributions	<1%
W. D. Perez	Cornell University	Educational Institution	Trustee	Grants and fellowships	<1%; <$1 million
W. D. Perez	Northwestern Memorial Hospital	Healthcare Institution	Director	Research grants	<1%; <$1 million
A. E. Washington	Duke University	Educational Institution	Employee	Sales of healthcare products and services; research- related payments; grants; tuition reimbursements	<1%
A. E. Washington	Duke University Health System	Healthcare Institution	Executive Officer	Sales of healthcare products and services; rebates	<1%
R. A. Williams	The Cleveland Clinic Foundation	Non-profit Organization	Trustee	Grants; sponsorship; research contribution	<1%; <$1 million
R. A. Williams	The Conference Board	Non-profit Organization	Trustee	Sponsorships	<1%; <$1 million
R. A. Williams	The MIT Corporation/Massachusetts Institute of Technology	Educational Institution	Trustee	Sponsorships	<1%; <$1 million
R. A. Williams	National Academy Foundation	Non-profit Organization	Trustee	Contributions and grants	<1%; <$1 million
Note: Any transaction or relationship under $25,000 is not listed above.
In the event of Board-level discussions pertaining to a potential transaction or relationship involving an organization with which a Director is affiliated, that Director would be expected to recuse him or herself from the deliberation and decision-making process. In addition, other than potential review and approval of related person transactions under our Policy on Transactions with Related Persons described on page 33 of this Proxy Statement, none of the non-employee Directors has the authority to review, approve or deny any grant to, or research contract with, an organization.

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SHAREHOLDER ENGAGEMENT
We actively engage with our shareholders throughout the year to listen to concerns, ask questions and share information and perspectives.

In 2017, our engagement took a number of forms:

●
During the proxy season, we reached out to our top 100 shareholders, who represent approximately 45% of our outstanding shares, and sought a dialogue and feedback on issues raised in our 2017 Proxy Statement.

●
We included a section on our voting card inviting all of our shareholders to give us comments. We were pleased that over 250 shareholders did so. This supplemented the means we provide—and highlight in our Proxy Statement—to contact our Board at any time throughout the year.

●	At the direction of our Lead Director, we also greatly expanded from 13 to 24 the number of individual, personal engagement meetings we held with shareholders and key proxy advisers

We are particularly proud that a number of our key engagement meetings included both our Chairman and our Lead Director—a practice we understand is rare. These meetings enabled our shareholders to witness as well as discuss with our leadership the frequency of their communications, how they collaborate to create the agendas for Board and Committee meetings, how they evaluate the content and suggestions arising from past Board and Committee meetings, how they handle a range of board governance issues such as board refreshment and succession planning, and how they address key corporate transactions, capital allocation, and talent management. These meetings also enabled them to share their personal commitments to Our Credo.
Our 2017 engagement meetings and other governance exchanges covered a wide range of important corporate governance, environmental and social stewardship, compensation, public policy and performance issues. These included:

Shareholder Engagement Topics
●	Board Skills and Skills Matrix	●	Board-Shareholder Engagement
●	Board Composition and Diversity	●	Executive Compensation and Compensation Metrics
●	Board Size	●	Shareholder Proposal Process
●	Board Tenure	●	Cybersecurity
●	Overboarding	●	Environment, Sustainability and Governance Reporting
●	Board Share Ownership Requirements	●	Materiality and Transparency
●	Separation of the Chairman and CEO Roles	●	Tax Policy
●	Board Oversight of Risk	●	Pharmaceutical Pricing Transparency
●	Board Evaluation Process, Outcomes and Refreshment	●	Pharmaceutical Pricing and Access
		●	Opioid Marketing

2018 Proxy Statement - 23

We shared the content of many of these discussions with our full Board or its key Committees.
As a result of these shareholder conversations and the Board’s own discussions that followed, our Board and its Committees took a number of actions in 2017, several of which are highlighted below:

Shareholder Feedback Received	Actions Taken	Page #

You should continue to seek even greater diversity on your Board.	We strengthened our diversity by adding a new Board nominee, Dr. Jennifer A. Doudna. Her deep scientific background, vast academic experience and enduring concern for ethics in science will add to the global, ethical and scientific perspective and diversity of our Board.	13

Your Board skills and diversity matrices were good in last year’s Proxy Statement, but can you make them even better by being more transparent?	We enhanced our Proxy Statement’s Board Nominee Composition and skills disclosures by adding separate and more detailed graphics setting out the qualities, attributes, skills and experiences of our Board, including separate representations of gender and racial diversity.	18

You give arguments about why you believe your current Board structure with a combined Chairman & CEO works best for your company. But how do we know your Board is actually taking the appropriate time on a systemic basis to review the issue in light of all circumstances?	We amended our Principles of Corporate Governance to reflect that our Nominating & Corporate Governance Committee reviews the Board’s leadership structure on an annual basis, and at other appropriate times, including whether the roles of Chairman and Chief Executive Officer should be combined or separate. See www.investor.jnj.com/gov.cfm.	19

How do the roles of Lead Director and Chairman differ from one another and how do they work together?	We discussed our Leadership Structure extensively in shareholder engagement and we enhanced our disclosure to be more transparent about how the two roles collaborate at our company. See Board Leadership Structure.	19

How does your Board Evaluation Process work?	We discussed our Board Evaluation Process and the insights from feedback coming out of our Board Evaluation Process, and we added disclosure in the Proxy Statement to provide transparency to all our shareholders about Board and Committee evaluation processes and outcomes. See Board Meetings and Processes.	32

Could you be more transparent about your drug pricing practices?
In early 2017, the Janssen Pharmaceutical Companies of Johnson & Johnson released a ground-breaking 2016 U.S. Transparency Report with information on pharmaceutical pricing and other business practices, covering everything from discovery to the commercialization of pharmaceuticals. Janssen released a follow up report in March 2018 available at Janssen.com/2017USTransparencyReport.

Tell us about your efforts in Citizenship & Sustainability.
In September 2016, we announced a comprehensive United Nations Sustainable Development Goals (UN SDG) commitment focused on five key areas where we are uniquely positioned to create sustainable and scalable impact: Global Disease Challenges, Essential Surgery, Women’s & Children’s Health, Health Workforce, and Environmental Health. We also have worked to improve and expand the content of our Health for Humanity Report, which provides transparency to our Citizenship & Sustainability commitments. See our Health for Humanity Report available at http://healthforhumanityreport.jnj.com/downloads.

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RISK OVERSIGHT
Board Oversight of Risk Management
The Board believes that overseeing management’s processes for assessing and managing the various risks we face is one of its most important responsibilities to our stakeholders. Our enterprise risk management framework reflects a collaborative process, whereby our Board of Directors, management and other personnel apply a consistent, rigorous risk management approach to our strategic, planning and operational decisions across the enterprise that is designed to identify potential events that may present a risk to the company. With oversight from the Board of Directors, business leaders collaborate with leaders from applicable risk management functions to analyze these risks and develop an appropriate approach to resolve or mitigate the impact of such risk factors. Some risk factors, such as product quality and healthcare compliance, are both top business priorities and core Credo values, and we have designed strong internal compliance programs and rigorous, independent quality and safety review processes to ensure compliant business practices and high quality products.
The Board believes that oversight of risk management is a vital element of its responsibility and meets at regular intervals with business leaders and leaders of risk management functions to discuss the risk factors related to our company, which can generally be grouped into the following categories and risk areas:

The Board also receives regular reports on certain elements of our risk management from senior representatives of our independent auditor. In addition, the Audit Committee meets in private sessions with the Chief Financial Officer, General Counsel, Vice President of Internal Audit, and representatives of our independent auditor to discuss risk management issues at the conclusion of every regularly-scheduled meeting. The Regulatory, Compliance & Government Affairs Committee also meets in private sessions with the General Counsel, Chief Compliance Officer, Chief Quality Officer, and Vice President of Internal Audit, where risk management is discussed.

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Risk Related to Executive Compensation
The following characteristics of our executive compensation program work to reduce the possibility that our executive officers, either individually or as a group, make excessively risky business decisions that could maximize short-term results at the expense of long-term value:

Characteristics	Description	Page #

Balanced Approach to Performance‑Based Awards	Performance targets are tied to multiple financial metrics, including operational sales growth, free cash flow, adjusted operational earnings per share growth, and long-term total shareholder return	57
	Performance-based awards are based on the achievement of strategic and leadership objectives in addition to financial metrics
	See “Base Salary, Annual Performance Bonus, and Long-Term Incentives”

Performance Period and Vesting Schedules	The performance period and vesting schedules for long-term incentives overlap and, therefore, reduce the motivation to maximize performance in any one period. Performance Share Units, Restricted Share Units, and Stock Options vest three years from the grant date. See "Long Term Incentives"	58

Balanced Mix of Pay Components	The target compensation mix is not overly weighted toward annual incentive awards and represents a balance of cash and long-term equity-based compensation vesting over three years. See “2017 Pay Mix at Target”	60

Capped Incentive Awards	Annual performance bonuses and long-term incentive awards are capped at 200% of target. See “Aligning Compensation to "The What" & "The How""	63

Stock Ownership Guidelines	These guidelines require our CEO to directly or indirectly own equity in our company equal to six times salary, and the other members of our Executive Committee (the principal management group) to own equity equal to three times salary, and to retain this level of equity at all times while serving as an Executive Committee member. See “Stock Ownership Guidelines for Named Executive Officers”	66

Executive Compensation Recoupment Policy	This Policy gives our Board authority to recoup executive officers’ past compensation in the event of a material restatement of our financial results and for events involving material violations of company policy relating to the manufacturing, sales or marketing of our products. See “Executive Compensation Recoupment Policy”	67

No Change-in-Control Arrangements	None of our executive officers have in place any change-in-control arrangements that would result in guaranteed payouts. See "Potential Payments Upon Termination"	83

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ADDITIONAL GOVERNANCE FEATURES
Proxy Access

In 2015, as part of our long-standing shareholder outreach program, we engaged with a number of our shareholders regarding proxy access and the potential terms of proxy access provisions that our shareholders would view as appropriate for Johnson & Johnson. After taking into account the feedback provided as part of these discussions and considering developments in market practice, in January 2016, we amended our By-Laws to implement proxy access with the following key parameters:

Ownership threshold:	3% of outstanding shares of our common stock
Holding period:	Continuously for 3 years
Number of nominees:	Up to 20% of our Board, with a minimum of up to two nominees if Board size is less than 10
Nominating group size:	Up to 20 shareholders may group together to reach the 3% ownership threshold

We continue to believe this proxy access framework reflects a thoughtfully designed and balanced approach to proxy access that mitigates the risk of abuse and protects the interests of all of our shareholders, while affording a meaningful proxy access right in light of our size and shareholder base. Shareholders who wish to nominate directors for inclusion in our Proxy Statement in accordance with the proxy access procedures in our By-Laws should see “General Information—Notice and Access” on page 95.

Majority Voting In Uncontested Director Elections
Our By-Laws require that in uncontested elections (those where the number of nominees does not exceed the number of directors to be elected), Director nominees receive the affirmative vote of a majority of the votes cast in order to be elected to our Board of Directors. Contested Director elections (those where the number of Director nominees exceeds the number of Directors to be elected) would be governed by the plurality standard under New Jersey law.
The Board has adopted a Director Resignation Policy for Incumbent Directors in Uncontested Elections. Specifically, if an incumbent Director receives more votes “Against” his or her election than votes “For” his or her election in an uncontested election, then such Director must promptly tender an offer of his or her resignation following certification of the shareholder vote. The Nominating & Corporate Governance Committee and the Board would then consider and take appropriate action on such offer of resignation in accordance with the Policy.
Our By-Laws and Principles of Corporate Governance, including the Director Resignation Policy for Incumbent Directors in Uncontested Elections, can be found at www.investor.jnj.com/gov.cfm.
Director Overboarding Policy
Our Principles of Corporate Governance state that a Director who serves as a CEO (or similar position) at our, or any other, company should not serve on more than two public company boards (including the Johnson & Johnson Board and his or her own board) and that other Directors should not serve on more than five public company boards (including the Johnson & Johnson Board). Currently, all of our Directors are in compliance with this policy. The Nominating & Corporate Governance Committee also monitors the board service of Directors for entities that are not public companies.

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Political Spending Oversight and Disclosure
As a leader in the healthcare industry, Johnson & Johnson is committed to supporting the development of sound public policy in health care. We work with many organizations across the political spectrum on a variety of policy issues related to health and other topics that impact patients, consumers, and our company. As a result of constructive engagement with a number of our institutional investors, we were an early mover on the disclosure of corporate political expenditures and activities, and we have expanded that disclosure over the years as we continue the dialogue with our shareholders on this issue. Disclosure regarding the company’s political activities and expenditures, including the policies and procedures that govern that activity and spending, as well as the Board’s oversight role, are updated semi-annually and can be found at www.investor.jnj.com/gov/contributions.cfm.

In response to shareholder engagement on this topic, we have provided the following on our website:

●
A breakdown of our trade association dues by dollar range, including the percentage of dues that is utilized for federal lobbying, for U.S. trade associations to which we paid annual dues of $50,000 or more

●	A description of our approach and processes to impact trade associations of which we are members when we do not align on an issue
●	The annual total amount of federal lobbying expenditures for the last fiscal year
●	The aggregate annual total amount of state lobbying expenditures for the last fiscal year, based on amounts disclosed pursuant to lobbying regulations of the various state ethics oversight agencies
●	A direct link to the most current filing of the Johnson & Johnson Political Action Committee federal campaign finance report
●	A direct link to the most current quarterly filing of Johnson & Johnson’s federal lobbying disclosure report

In addition to transparency, our Board believes oversight of political activities and expenditures is important. Our Regulatory, Compliance & Government Affairs Committee receives an annual report of the company’s political contribution and lobbying policies, practices, and activities. In addition, the company’s Political Action Committee and U.S. corporate political spending is audited biennially by our internal auditors.

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BOARD COMMITTEES
The Board of Directors has a standing Audit Committee, Compensation & Benefits Committee, Nominating & Corporate Governance Committee, Regulatory, Compliance & Government Affairs Committee and Science, Technology & Sustainability Committee, each composed entirely of non-employee Directors determined to be “independent” under the listing standards of the NYSE and our Standards of Independence. Under their written charters adopted by the Board, each of these Committees is authorized and assured of appropriate funding to retain and consult with external advisors, consultants and counsel. In addition, the Board has a standing Finance Committee, composed of the Chairman of the Board and the Lead Director, which exercises the authority of the Board between Board meetings.
Board Committee Rotation
In 2016, the Board determined to rotate membership on each of its Committees, including the Chairman of three Committees. The Board altered the composition of our five key Committees, with each Committee having at least one new member and three Committees, Compensation & Benefits, Regulatory, Compliance & Government Affairs and Science, Technology & Sustainability, being led by a new Chairman. Each Committee, other than Finance, continues to be comprised solely of independent Directors.
Board Committee Membership
The following table shows the current members and Chairmen of each of the standing Board Committees and the number of meetings each Committee held in 2017.

Directors			Audit	Compensation & Benefits	Nominating & Corporate Governance	Regulatory, Compliance & Government Affairs	Science, Technology & Sustainability	Finance
Mary C. Beckerle	I					✓	C
D. Scott Davis(1)	I		C	✓
Ian E. L. Davis	I		✓			✓
Alex Gorsky		CH						C
Mark B. McClellan	I					✓	✓
Anne M. Mulcahy	I	LD	✓		✓			✓
William D. Perez	I		✓		C
Charles Prince	I				✓	C
A. Eugene Washington	I			✓			✓
Ronald A. Williams	I			C	✓
Number of Meetings in 2017			9(2)(3)	7	4	5(3)	5	—
Chairman of the Board: CH Lead Director: LD Independent Director: I Chair: C Member: ✓

(1)	Designated as an “audit committee financial expert.”

(2)	Does not include teleconferences held prior to each release of quarterly earnings (4 in total)

(3)	Includes an annual joint meeting of the Audit and Regulatory, Compliance & Government Affairs Committees

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Board Committee Responsibilities
Audit Committee

●	Oversees the company’s financial management and accounting and financial reporting processes and practices
●	Appoints, retains, compensates and evaluates independent auditor
●	Oversees the company’s internal audit organization, reviews its annual plan and reviews results of its audits
●	Oversees the quality and adequacy of the company’s internal accounting controls and procedures
●	Reviews and monitors the company’s financial reporting compliance and practices and its disclosure controls and procedures
●	Discusses with management the processes used to assess and manage the company’s exposure to risk and monitors risks related to tax, treasury, IT and cybersecurity

In performing these functions, the Audit Committee meets periodically with the independent auditor, management, and internal auditors (including in private sessions) to review their work and confirm that they are properly discharging their respective responsibilities. For more information on Audit Committee activities in 2017, see the Audit Committee Report on page 86.

A copy of the charter of the Audit Committee is available at www.investor.jnj.com/gov/committee.cfm.
The Board has designated Mr. D. S. Davis, the Chairman of the Audit Committee and an independent Director, as an “audit committee financial expert” under the rules and regulations of the U.S. Securities and Exchange Commission (SEC), after determining that he meets the requirements for such designation. The determination was based on his being a Certified Public Accountant and his experience as Chief Financial Officer at United Parcel Service, Inc.
Any employee or other person who wishes to contact the Audit Committee to report fiscal improprieties or complaints about internal accounting control or other accounting or auditing matters can do so by writing to the Audit Committee at the address of our principal office: One Johnson & Johnson Plaza, New Brunswick, NJ 08933, or by using the online submission form at www.investor.jnj.com/communication.cfm. Such reports may be made anonymously.
Compensation & Benefits Committee

●	Establishes the company’s executive compensation philosophy and principles
●
Reviews, and recommends for approval by the independent Directors of the Board, the compensation for our Chief Executive Officer and approves the compensation for the company’s other executive officers

●	Sets the composition of the group of peer companies used for comparison of executive compensation
●	Oversees the design and management of the various pension, long-term incentive, savings, health and welfare plans that cover our employees
●	Reviews, and recommends for approval by the full Board, the compensation for our non-employee Directors
●
Provides oversight of the compensation philosophy and policies of the Management Compensation Committee, a non-Board committee composed of Mr. Gorsky (Chairman/CEO), Mr. Dominic J. Caruso (Executive Vice President, Chief Financial Officer) and Dr. Peter M. Fasolo (Executive Vice President, Chief Human Resources Officer), which, under delegation from the Compensation & Benefits Committee, determines management compensation and establishes perquisites and other compensation policies for employees other than our executive officers

A copy of the charter of the Compensation & Benefits Committee is available at www.investor.jnj.com/gov/committee.cfm.
The Compensation & Benefits Committee has retained Frederic W. Cook & Co., Inc. as its independent compensation consultant for matters related to executive officer and non-employee Director compensation. For further discussion of the role of the Compensation & Benefits Committee in the executive compensation decision-making process, and for a description of the nature and scope of the consultant’s assignment, see “Governance of Executive Compensation” on page 64.

2018 Proxy Statement - 30

Nominating & Corporate Governance Committee

●	Oversees matters of corporate governance, including the evaluation of the policies and practices of the Board
●	Oversees the process for performance evaluations of the Board and its Committees
●	Reviews our executive succession plans
●	Considers any questions of possible conflicts of interest
●	Reviews potential candidates for the Board, as discussed on page 11, and recommends the nominees for Directors to the Board for approval
●	Reviews and recommends Director orientation and continuing orientation programs for Board members
A copy of the charter of the Nominating & Corporate Governance Committee can be found at www.investor.jnj.com/gov/committee.cfm.
Regulatory, Compliance & Government Affairs Committee

●	Oversees the company’s major compliance programs and systems with respect to legal and regulatory requirements
●	Oversees compliance with any ongoing corporate integrity agreements or any similar significant undertakings by the company with a government agency
●	Reviews the organization, implementation and effectiveness of the company’s compliance and quality programs
●	Oversees the company’s Code of Business Conduct and Code of Business Conduct & Ethics for Members of the Board of Directors and Executive Officers
●	Reviews the company’s governmental affairs policies and priorities
●	Reviews the policies, practices and priorities for the company’s political expenditure and lobbying activities
A copy of the charter of the Regulatory, Compliance & Government Affairs Committee can be found at www.investor.jnj.com/gov/committee.cfm. Also see a copy of the Report on Regulatory, Compliance & Government Affairs Committee for Calendar Year 2017 at www.investor.jnj.com/gov.cfm.
Science, Technology & Sustainability Committee

●	Monitors and reviews the overall strategy, direction and effectiveness of the company’s research and development organization
●	Serves as a resource and provides input, as needed, regarding the scientific and technological aspects of product safety matters
●	Reviews the company’s policies, programs and practices on environment, health and sustainability
●	Assists the Board in identifying and comprehending significant emerging science and technology policy and public health issues and trends that may impact the company’s overall business strategy
●	Assists the Board in its oversight of the company’s major acquisitions and business development activities as they relate to the acquisition or development of new science or technology
A copy of the charter of the Science, Technology & Sustainability Committee can be found at www.investor.jnj.com/gov/committee.cfm.
Finance Committee

●	Composed of the Chairman and Lead Director of the Board
●	Exercises the authority of the Board during the intervals between Board meetings, as permitted by law
●	Acts from time-to-time between Board meetings, as needed, generally by unanimous written consent in lieu of a meeting
●	Any action is taken pursuant to specific advance delegation by the Board or is later ratified by the Board

2018 Proxy Statement - 31

BOARD MEETINGS AND PROCESSES
Director Meetings and Attendance
During 2017, the Board of Directors held eight regular meetings and one special meeting. Each Director attended at least 75% of the total of regularly-scheduled and special meetings of the Board of Directors and the Committees on which he or she served (during the period that he or she served).
It has been our longstanding practice for all Directors to attend the Annual Meeting of Shareholders. All 10 of our Directors who were elected to the Board at the 2017 Annual Meeting attended the meeting.
Executive Sessions
During 2017, each of the Audit, Compensation & Benefits, Nominating & Corporate Governance, Regulatory, Compliance & Government Affairs, and Science, Technology & Sustainability Committees met in executive sessions without members of management present. The independent Directors met in executive session at every regular Board meeting during 2017 and held a special executive session to perform the annual evaluation of the CEO/Chairman. The Lead Director acted as Chair at all of these executive sessions.
Board and Committee Evaluations
Our Principles of Corporate Governance require that the Board and each Committee conduct an annual self-evaluation. These self-evaluations are intended to facilitate a candid assessment and discussion by the Board and each Committee of its effectiveness as a group in fulfilling its responsibilities, its performance as measured against the Principles of Corporate Governance, and areas for improvement.
Board Evaluations: At the end of 2016, the Lead Director, and certain members of management, met with each Director individually to collect feedback on the Board’s responsibilities, structure, procedures, atmosphere and engagement. In 2017, the Nominating & Corporate Governance Committee initiated two process changes for gathering Board feedback. First, written questions were used with technology to ensure candid anonymous feedback from each Director. Second, at the request of the Lead Director, each of the non-employee Directors completed an anonymous written evaluation of the Lead Director. In all cases, input from the evaluations was synthesized and discussed with the full Board with certain minor and administrative action items emerging from the discussion.
Committee Evaluations: Committee members are provided with a questionnaire to facilitate discussion during an executive session of the Committee, and upon completion of the self-evaluation, the Chairman of the Committee reports to the full Board on the discussion and any necessary follow-up actions.

2018 Proxy Statement - 32

RELATED PERSON TRANSACTIONS
Policies and Procedures
Our written Policy on Transactions with Related Persons requires the approval or ratification by the Nominating & Corporate Governance Committee of any transaction or series of transactions exceeding $120,000 in which the company is a participant and any related person has a direct or indirect material interest (other than solely as a result of being a director or trustee or less than 10% owner of another entity). Related persons include our Directors and executive officers and their immediate family members and persons sharing their households. It also includes persons controlling more than 5% of our outstanding common stock.
Under our Principles of Corporate Governance and Code of Business Conduct & Ethics for Members of the Board of Directors and Executive Officers, all of our Directors and executive officers have a duty to report to the Chairman or the Lead Director potential conflicts of interest, including transactions with related persons. Management also has established procedures for monitoring transactions that could be subject to approval or ratification under the Policy on Transactions with Related Persons.
Once a related person transaction has been identified, the Nominating & Corporate Governance Committee (Committee) will review all of the relevant facts and circumstances and approve or disapprove of the entry into the transaction. The Committee will take into account, among other factors, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
If advance Committee approval of a transaction is not feasible, the transaction will be considered for ratification at the Committee’s next regularly scheduled meeting. If a transaction relates to a member of the Committee, that member will not participate in the Committee’s deliberations. In addition, the Committee Chairman (or, if the transaction relates to the Committee Chairman, the Lead Director) may pre-approve or ratify any related person transactions involving up to $1 million.

The following types of transactions have been deemed by the Committee to be pre-approved or ratified, even if the aggregate amount involved will exceed $120,000:

●	Compensation paid by the company for service as a Director or executive officer of the company
●
Transactions with other companies where the related person’s only relationship is as a non-executive employee, less than 10% equity owner, or limited partner, and the transaction does not exceed the greater of $1 million or 2% of that company’s annual revenues

●
Contributions by the company to charitable organizations where the related person is an employee and the transaction does not exceed the lesser of $500,000 or 2% of the charitable organization’s annual receipts

●	Transactions where the related person’s only interest is as a holder of company stock and all holders receive proportional benefits, such as the payment of regular quarterly dividends
●	Transactions involving competitive bids
●	Transactions where the rates or charges are regulated by law or government authority
●	Transactions involving bank depositary, transfer agent, registrar, trustee under a trust indenture, or party performing similar banking services

Our Policy on Transactions with Related Persons can be found at www.investor.jnj.com/gov.cfm.

2018 Proxy Statement - 33

Transactions with Related Persons for 2017
A sister-in-law of Dr. Paulus Stoffels, Executive Vice President, Chief Scientific Officer, is a Senior Manager at Janssen Pharmaceutica NV, a wholly-owned subsidiary of the company, and earned $164,059 in total compensation in 2017 (using an exchange rate of 1.778 USD/1 EUR), including base salary, any annual incentive bonus, the value of any long-term incentive award granted in 2017, and any other compensation. She also participates in the general welfare and benefit plans of Janssen Pharmaceutica NV. Her compensation was established in accordance with Janssen Pharmaceutica NV’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. Dr. Stoffels does not have a material interest in his sister-in-law’s employment, nor does he share a household with her.
The daughter of Dr. A. Eugene Washington, one of our Directors, is a Senior Analyst at Johnson & Johnson Innovation LLC, a wholly-owned subsidiary of the company, and earned $194,659 in total compensation in 2017, including base salary, any annual incentive bonus, the value of any long-term incentive award granted in 2017, and any other compensation. She also participates in the general welfare and benefit plans of Johnson & Johnson Innovation LLC. Her compensation was established in accordance with Johnson & Johnson Innovation LLC’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. Dr. Washington does not have a material interest in his daughter’s employment, nor does he share a household with her.
Two sons of Dominic Caruso, Executive Vice President, Chief Financial Officer of Johnson & Johnson, are employed by subsidiaries of the company. One is a Senior Manufacturing Team Leader at Janssen Biotech, Inc., and earned $126,596 in total compensation in 2017, including base salary, any annual incentive bonus, the value of any long-term incentive award granted in 2017, and any other compensation. Another son is a Manager of Distribution at Johnson & Johnson Health Care Systems Inc., and earned $124,563 in total compensation in 2017, including base salary, any annual incentive bonus, the value of any long-term incentive award granted in 2017, and any other compensation. Both employees also participate in the general welfare and benefit plans of their employers. The compensation for each son, who have been employees of the company for 14 and 16 years, respectively, was established in accordance with his company’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. The senior Mr. Caruso does not have a material interest in his sons’ employment, nor does he share a household with either of them.
These transactions were approved by the Nominating & Corporate Governance Committee in compliance with our Policy on Transactions with Related Persons described on the preceding page.

2018 Proxy Statement - 34

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE
Stock Ownership

The following table sets forth information regarding beneficial ownership of our common stock by each Director and nominee for election; our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers named in the tables in the section “Executive Compensation Tables” on pages 68 through 85 (each a “named executive officer”); and by all Directors and executive officers as a group. Each of the individuals/group listed below is the owner of less than 1% of our outstanding shares. Because they serve as co-trustees of two trusts which hold stock for the benefit of others, Mr. Gorsky and Mr. Michael Ullmann, an executive officer, are deemed to “control” an additional 5,629,411 shares of our stock in which they have no economic interest, and those shares are not reflected in the table below. In addition to such shares, the Directors and executive officers as a group own/control a total of 1,167,341 shares. In the aggregate, these 6,796,752 shares represent less than 1% of the shares outstanding. All stock ownership is as of February 27, 2018.

Name	Number of Common Shares(1) (#)	Deferred Share Units(2) (#)	Common Shares Underlying Options or Stock Units(3) (#)	Total Number of Shares Beneficially Owned (#)
Mary C. Beckerle	0	4,695	0	4,695
Dominic J. Caruso	171,985	13,876	1,078,155	1,264,016
D. Scott Davis	0	6,350	0	6,350
Ian E. L. Davis	4,193	11,304	0	15,497
Jennifer A. Doudna	0	0	0	0
Joaquin Duato	94,157	0	530,299	624,456
Alex Gorsky	338,096	0	1,966,381	2,304,477
Mark B. McClellan	0	8,262	0	8,262
Anne M. Mulcahy	5,789	11,304	0	17,093
William D. Perez	17,222	22,259	0	39,481
Sandra E. Peterson	83,349	0	371,442	454,791
Charles Prince	27,320	17,703	0	45,023
Paulus Stoffels	202,564	0	170,668	373,232
A. Eugene Washington	0	16,301	0	16,301
Ronald A. Williams	3,650	17,477	0	21,127
All Directors and executive officers as a group (18)	1,167,341	129,531	4,580,673	5,877,545

(1)
The shares described as "owned" are shares of our common stock directly or indirectly owned by each listed person, including shares held in 401(k) and Employee Stock Ownership Plans, and by members of his or her household, and are held individually, jointly or pursuant to a trust arrangement. Mr. Prince disclaims beneficial ownership of 800 shares listed as owned by him.

(2)
Includes Deferred Share Units credited to non-employee Directors under our Amended and Restated Deferred Fee Plan for Directors and Deferred Share Units credited to the executive officers under our Executive Income Deferral Plan (Amended and Restated).

(3)	Includes shares underlying options exercisable on February 27, 2018, options that become exercisable within 60 days thereafter and Restricted Share Units that vest within 60 days thereafter.

2018 Proxy Statement - 35

The following are the only persons known to us to be the beneficial owners of more than five percent of any class of our voting securities:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	204,466,526 shares(1)	7.61%(1)
BlackRock Inc. 55 East 52nd Street New York, NY 10055	Common Stock	167,535,883 shares(2)	6.2%(2)
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	Common Stock	156,126,923 shares(3)	5.81%(3)
(1)    Based solely on an Amendment to Schedule 13G filed with the SEC on February 9, 2018, The Vanguard Group reported aggregate beneficial ownership of approximately 7.61%, or 204,466,526 shares, of our common stock as of December 31, 2017. Vanguard reported that it possessed sole dispositive power of 200,188,755 shares, sole voting power of 3,781,587 shares, shared dispositive power of 4,277,771 shares, and shared voting power of 593,263 shares.

(2)    Based solely on an Amendment to Schedule 13G filed with the SEC on February 8, 2018, BlackRock, Inc. reported aggregate beneficial ownership of approximately 6.2%, or 167,535,883 shares, of our common stock as of December 31, 2017. BlackRock reported that it possessed sole voting power of 143,538,105 shares and sole dispositive power of 167,535,883 shares. BlackRock also reported that it did not possess shared voting or dispositive power over any shares beneficially owned.

(3)    Based solely on a Schedule 13G filed with the SEC on February 14, 2018, State Street Corporation reported aggregate beneficial ownership of approximately 5.81%, or 156,126,923 shares, of our common stock as of December 31, 2017. State Street reported that it possessed shared voting power of 148,782,523 shares, shared dispositive power of 156,126,923 shares, sole voting power of 7,344,400 shares. State Street also reported that it did not possess sole dispositive power over any shares beneficially owned.

As a result of being beneficial owners of more than 5% of our stock, The Vanguard Group (Vanguard), BlackRock, Inc. (BlackRock), and State Street Corporation (State Street) are currently considered “related persons” under our Policy on Transactions with Related Persons described on page 33 of this Proxy Statement.

•
Certain of our U.S. and international employee savings and retirement plans have retained BlackRock and its affiliates to provide investment management services. In connection with these services, we paid BlackRock approximately $2.6 million in fees during fiscal year 2017.

•
Certain of our U.S. and international employee savings and retirement plans and other affiliates have retained State Street and its affiliates to provide investment management, trustee, custodial, administrative and ancillary investment services. In connection with these services, we paid State Street approximately $8 million in fees during fiscal year 2017.

Section 16(a) Beneficial Ownership Reporting Compliance
Based on our review of Forms 3, 4 and 5 and amendments thereto in our possession and written representations furnished to us, we believe that during 2017 all reports for our executive officers and Directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were filed on a timely basis, except for nine reports, each in respect of three transactions filed by each of the following officers: J. Duato, P. Fasolo, A. Gorsky, R. A. Kapusta, J. S. Mesquita, S. E. Peterson, G. J. Pruden, P. Stoffels, and M. H. Ullmann. In each case, the company made such filings on behalf of the applicable officer and believed that such filings had been made in a timely manner, but technical errors delayed acceptance of the filings by the SEC until 6 a.m. on the morning following the company’s transmission.

2018 Proxy Statement - 36

DIRECTOR COMPENSATION
Our Compensation & Benefits Committee is required by its charter to annually review non-employee Director compensation, including total compensation and each element of our non-employee Director compensation program.

During its annual review, the Compensation & Benefits Committee analyzes the competitive position of our non-employee Director compensation program and each element of that program against the programs of the peer group used for executive compensation purposes (see page 61 for information about the Executive Peer Group). Frederic W. Cook & Co., Inc., the Committee’s independent consultant, provides an independent assessment of the competitive data provided to the Committee and advises the Committee on non-employee Director compensation. Decisions regarding the non-employee Director compensation program are approved by our full Board of Directors, based on recommendations by our Compensation & Benefits Committee.

Fiscal 2017 Non-Employee Director Compensation
The Compensation & Benefits Committee’s analysis in 2016 of the competitive position of our non-employee Director compensation program showed that overall compensation for non-employee Directors and the retainer for the Lead Director were below the peer group median. As a result, our Compensation & Benefits Committee recommended, and our Board of Directors approved on September 13, 2016, the following non-employee Director compensation program for 2017 to achieve an overall compensation structure in line with the peer group median.

2017 Non-Employee Director Compensation(1)	($)
Cash Compensation	$110,000
Lead Director Cash Retainer	35,000
Audit Committee Chair Cash Retainer	25,000
Committee Chair (other than Audit) Cash Retainer	20,000
Value of Deferred Share Units	175,000

(1)	See columns C and D of the table below
The compensation of our non-employee Directors for fiscal 2017 is set forth in the following table. Mr. Gorsky is an employee of the company, and therefore, received no additional compensation for his service as a Director. For a complete understanding of the table, please read the accompanying footnotes and the narrative disclosures.

2017 Total Non-Employee Director Compensation
A	B	C	D	E	F
Name	Role for Additional Cash Retainer	Fees Earned or Paid in Cash ($)	Stock Awards (DSUs) ($)	All Other Compensation ($)	Total ($)
M. C. Beckerle	Committee Chair	$130,000	$174,893	$20,000	$324,893
D. S. Davis	Audit Committee Chair	135,000	174,893	0	309,893
I. E. L. Davis		110,000	174,893	0	284,893
M. B. McClellan		110,000	174,893	0	284,893
A. M. Mulcahy	Lead Director	145,000	174,893	0	319,893
W. D. Perez	Committee Chair	130,000	174,893	20,000	324,893
C. Prince	Committee Chair	130,000	174,893	20,000	324,893
A. E. Washington		110,000	174,893	0	284,893
R. A. Williams	Committee Chair	130,000	174,893	20,000	324,893

2018 Proxy Statement - 37

Stock Awards (Column D)
Deferred Share Units - Mandatory Deferral.  All figures in column D represent the grant date fair value of Deferred Share Units (DSUs) granted to each non-employee Director on February 14, 2017. The Board approved a 2017 DSU award valued at $175,000; therefore, pursuant to the terms of the Deferred Fee Plan for Directors, each non-employee Director was granted 1,512 DSUs (rounded down to the nearest whole share). DSUs are immediately vested but must be deferred until the Director completes service as a Board member. DSUs earn additional amounts based on a hypothetical investment in our common stock, including accruing dividend equivalents in the same amount and at the same time as dividends paid on our common stock. DSUs are settled in cash upon termination of Board membership.
All Other Compensation (Column E)
Charitable Matching Contributions. The amounts reported in column E represent the aggregate dollar amount for each non-employee Director for charitable matching contributions. Non-employee Directors are eligible to participate in our charitable matching gift program on the same basis as employees, pursuant to which we contribute, on a two-to-one basis for every dollar donated, up to $20,000 per year per person to certain charitable institutions.
Deferred Fee Plan for Directors
Elective Fee Deferrals. Under the Deferred Fee Plan for Directors, non-employee Directors may elect to defer payment of all or a portion of their cash retainers until termination of Board membership. Deferred fees are converted into DSUs, and earn additional amounts based on a hypothetical investment in our common stock, including accruing dividend equivalents in the same amount and at the same time as dividends paid on our common stock. DSUs are settled in cash upon termination of Board membership. In 2017, Dr. Washington and Messrs. Perez and Williams elected to defer all of their cash 2017 retainers.
Deferred Compensation Balances. At December 31, 2017, the aggregate number of DSUs held in each non-employee Director’s Deferred Fee Account, including both mandatory deferrals and any elective fee deferrals, as well as dividend equivalent accruals, was as follows:

Name	Deferred Share Units (#)
M. C. Beckerle	3,267
D. S. Davis	4,922
I. E. L. Davis	9,876
M. B. McClellan	6,834
A. M. Mulcahy	9,876
W. D. Perez	20,831
C. Prince	16,275
A. E. Washington	14,873
R. A. Williams	16,049

Additional Arrangements
We pay for or provide (or reimburse Directors for out-of-pocket costs incurred for) transportation, hotel, food and other incidental expenses related to attending Board and Committee meetings and Director orientation or other relevant educational programs or company meetings.

2018 Proxy Statement - 38

Stock Ownership Guidelines for Non-Employee Directors
The company’s stock ownership guidelines for non-employee Directors are intended to further align the Directors' interests with the interests of our shareholders. Stock ownership for the purpose of these guidelines includes shares directly owned by the Director, shares held indirectly that are beneficially owned by the Director, and DSUs. Non-employee Directors are prohibited from transacting in derivative instruments linked to the performance of our securities.

Name	Stock Ownership Guideline as a Multiple of Annual Cash Retainer	2017 Compliance with Stock Ownership Guidelines?	Ownership Threshold Met?(1)
M. C. Beckerle(2)	5x	Yes	No
D. S. Davis	5x	Yes	Yes
I. E. L. Davis	5x	Yes	Yes
M. B. McClellan	5x	Yes	Yes
A. M. Mulcahy	5x	Yes	Yes
W. D. Perez	5x	Yes	Yes
C. Prince	5x	Yes	Yes
A. E. Washington	5x	Yes	Yes
R. A. Williams	5x	Yes	Yes
(1)    Non-employee Directors have five years after first becoming subject to the guidelines to achieve the required ownership threshold
(2)    Joined Board within past five years. As of February 2018, now meets ownership threshold

Fiscal 2018 Non-Employee Director Compensation
The Compensation & Benefits Committee’s analysis in 2017 of the competitive position of our non-employee Director compensation program showed that overall compensation for non-employee Directors and the retainer for the Lead Director were below the peer group median. As a result, our Compensation & Benefits Committee recommended, and our Board of Directors approved on September 12, 2017, the following non-employee Director compensation program for 2018 to achieve an overall compensation structure in line with the peer group median:

2018 Non-Employee Director Compensation	($)
Cash Compensation(1)	$115,000
Lead Director Cash Retainer	35,000
Audit Committee Chair Cash Retainer	25,000
Committee Chair (other than Audit) Cash Retainer	20,000
Value of Deferred Share Units(2)	185,000
(1) Increase of $5,000 (2) Increase of $10,000

2018 Proxy Statement - 39

Item 2: Advisory Vote to Approve Named Executive Officer Compensation

Before you vote, we urge you to read the following for additional details on our executive compensation

● Compensation Discussion and Analysis on pages 42 to 67

● Executive Compensation Tables on pages 68 to 85

The Board of Directors recommends that shareholders vote, in an advisory manner, FOR approval of the compensation of our named executive officers and the executive compensation philosophy, policies and procedures described in the Compensation Discussion and Analysis (CD&A) section of the 2018 Proxy Statement.

When casting your 2018 “Say on Pay” vote, we encourage you to consider:
•
The alignment of the 2017 compensation of our Chairman/CEO and our other named executive officers with our company’s 2017 performance
•
The pay-for-performance alignment built into the design of our incentive programs
•
Our continued evaluation of our executive compensation program
•
Our continued direct engagement with our shareholders

We recognize that executive compensation is an important matter for our shareholders. We believe our compensation programs are strongly aligned with the long-term interests of our shareholders.
The guiding principles of our executive compensation program continue to be:
•
Competitiveness;
•
Pay for Performance;
•
Accountability for Short-Term and Long-Term Performance; and
•
Alignment to Shareholders’ Interests.
Above all, we assess performance by reviewing not only what financial and strategic objectives are achieved but also how those results were achieved and whether they were achieved consistent with the values embodied in Our Credo.
As an advisory vote, the results of this vote will not be binding on the Board or the company. However, the Board of Directors values the opinions of our shareholders, and will consider the outcome of the vote when making future decisions on the compensation of our named executive officers and our executive compensation philosophy, policies and procedures.
Following our 2018 shareholder meeting on April 26, 2018 the next advisory vote on executive compensation is expected to occur at the 2019 Annual Meeting of Shareholders, unless the Board of Directors modifies its policy on the frequency of holding such advisory votes.

2018 Proxy Statement - 40

Compensation Committee Report

The Compensation & Benefits Committee of the Board of Directors (the Committee) has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management. Based on this review and discussion, the Committee has recommended to the Board that the section entitled “Compensation Discussion and Analysis,” as it appears on pages 42 through 67, be included in this Proxy Statement and incorporated by reference into the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Ronald A. Williams, Chairman
D. Scott Davis
A. Eugene Washington

2018 Proxy Statement - 41

Compensation Discussion and Analysis

2018 Proxy Statement - 42

2017 Performance and Compensation
2017 SUMMARY

Our Credo
When we assess performance, we review not only what results were achieved but also how they were achieved and whether they were achieved consistent with the values embodied in Our Credo.
In 2017, we upheld our Credo values by focusing on the needs and well-being of: our patients, consumers, and health care professionals who use our products; our employees; the communities in which we live and work; and our shareholders.

Company Performance
We delivered solid performance in 2017. We largely met or exceeded our combined financial and strategic goals. This was driven by strong performance in our Pharmaceutical business. We made good progress on many important strategic initiatives that will benefit our company in future years.

	Financial Goal	Goal	Results
	Met our operational sales growth goal	4.0% - 5.0%	4.0%
	Met our adjusted operational EPS growth goal	4.8% - 7.0%	6.5%
	Exceeded our free cash flow goal ($ Billions)	$14.8 - $15.6	$17.8

Note: Operational sales growth, adjusted operational EPS growth, and free cash flow are non-GAAP measures. See page 46 for details. Our sales growth and EPS results do not include the impact of our Actelion Ltd. acquisition since it was not included in the goals.
We summarize our performance against our financial and strategic goals and the performance of each of our businesses on pages 44 to 46.

Compensation Decisions for 2017
The Board believes the company largely met or exceeded its combined financial and strategic goals. It recognized Mr. Gorsky’s 2017 performance by awarding him an annual performance bonus at 110% of target and long-term incentives at 115% of target. After reviewing market data and other factors, the Board adjusted Mr. Gorsky’s salary rate by 3.1% to $1,650,000 (effective February 26, 2018).

		2017 Amount ($)	Percent of Target (%)
	Salary Earned	$1,600,000
	Annual Performance Bonus	3,080,000	110%
	Long-Term Incentive Awards	14,352,000	115%
	Total Direct Compensation	$19,032,000

	We describe the performance and compensation of our Chairman/CEO on page 47 and our named executive officers on pages 48 to 51.

Update on Performance Share Unit Awards vs. Goals
Our 2015-2017 Performance Share Units (PSU) paid out at 136.0% of target driven primarily by our 3-year Total Shareholder Return (TSR) exceeding our competitors and EPS performance exceeding our goals.
We describe the PSUs earned under all three of our PSU grants that were active in 2017 on pages 52 to 54.

Shareholder Outreach
Our Lead Director and management discussed our executive compensation program with our shareholders. Our shareholders continued to strongly support our program. Our “Say on Pay” vote has been 93% or more in favor since 2013. See page 55 for more detail.

Compensation Program Changes
In 2017, we increased the weight of our PSUs to 60% for our 2018 long-term incentive grant based on: shareholder feedback, competitive data, and our objective of increasing the focus on long-term performance. The weighting is: 60% PSUs, 30% options, and 10% RSUs. See page 55 for more detail.

2018 Proxy Statement - 43

2017 COMPANY PERFORMANCE
We delivered solid performance in 2017. We largely met or exceeded our combined financial and strategic goals. This was driven by strong performance in our Pharmaceutical business. We made good progress on many important strategic initiatives that will benefit our company in future years.
We summarize the company's performance against financial and strategic goals below. We also summarize the performance of each of our businesses. We set our goals based on our long-term strategic objectives, our product portfolio and pipeline, and competitive benchmarking.

Performance against our 2017 Financial Goals
We met or exceeded all our financial goals in 2017. We:
•
Met our operational sales growth goal.
•
Met our adjusted operational earnings per share (EPS) growth goal.
•
Exceeded our free cash flow goal.
Our annual goals are set consistent with our long-term strategic objectives of growing sales faster than our competitors and earnings faster than sales. Our sales growth and EPS results do not include the impact of our Actelion Ltd. acquisition since it was not included in the goals.

Note: Operational sales growth, adjusted operational EPS growth, and free cash flow are non-GAAP measures. See page 46 for details.

Performance against our Long-Term Strategic Goals
We made good progress on our strategic objectives. We exceeded on some, fell short on others, and made important strategic moves that will benefit our company in future years.
•
Creating Value through Innovation: We partially met our objectives that measure the health of our priority business platforms across all 3 businesses. We:
•
Gained or held share in 12 of 15 key product platforms and exceeded sales growth targets in 6 of 15 of them.
•
Achieved 100% of our priority innovation milestones.
•
Advanced our robust pipeline by launching key new products and line extensions across our 3 businesses.
•
Invested more than $10 billion in research & development in 2017. We believe that sustaining investments in innovation is the most important aspect of our strategy.
•
Global Reach with Local Focus: We did not meet our objectives that measure the health of our business in regions offering significant growth opportunities. We:
•
Fell short of our Medical Devices and Consumer sales goals and Pharmaceutical BRIC-market (Brazil, Russia, India, and China) sales goal.
•
Exceeded our sales goals in our Pharmaceutical business in developed markets and non-BRIC emerging markets which drove the achievement of our company-wide growth goal.

2018 Proxy Statement - 44

Performance against our Long-Term Strategic Goals
•
Excellence in Execution: We exceeded our objectives that track elements we need to execute to unleash additional growth opportunities. We:
•
Made strategic acquisitions to enhance our future growth, including Actelion Ltd. and Abbott Medical Optics Inc.
•
Achieved our Enterprise Standards and Productivity annual savings goal.
•
Met or exceeded all our quality goals.
•
Leading with Purpose: We met our objectives that measure our organizational health, diversity, and reputation. We:
•
Strengthened our leadership talent pipeline, advanced diversity, and exceeded our employee engagement benchmarks.
•
Maintained our high reputational standing, ranking #17 among Fortune’s Most Admired Companies and placing #1 in the pharmaceutical industry for the 5th consecutive year.

Performance by Business
•
Pharmaceuticals exceeded its operational sales growth, operational income, and cash flow goals. In 2017, it:
•
Advanced our innovation pipeline with the approval of TREMFYA® for treatment of moderate to severe plaque psoriasis, and completed the acquisition of Actelion Ltd.
•
Maximized the value of our in-market brands through line extension approvals, including: SIMPONI®, STELARA®, XARELTO®, DARZALEX® and IMBRUVICA®.
•
Consumer exceeded its cash flow goal, met its operational income goal, and did not meet its operational sales growth goal. In 2017, it:
•
Maintained market share against our competitors in 4 of our 6 core platforms, despite category slowdowns.
•
Advanced our eCommerce capabilities.
•
Medical Devices met its cash flow goal and did not meet its operational sales and income goals. In 2017, it:
•
Increased market share in 3 of our 6 key product platforms.
•
Exceeded our operational sales growth goal and gained market share in our Vision Care business.
•
Managed our product portfolio: acquiring Megadyne Medical Products, Inc. (energy) and Neuravi Limited (neurovascular); integrating Abbott Medical Optics Inc.; and divesting the Codman Neurosurgery business.

2018 Proxy Statement - 45

Details on Non-GAAP Performance Measures
●
Operational Sales Growth: Operational Sales Growth is the sales increase due to volume and price, excluding the effect of currency translation.
◦
See page 16 of "Item 7. Management’s Discussion and Analysis of Results of Operations and Financial Conditions” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (2017 Form 10-K) for our operational sales growth.
◦
We excluded the impact of our Actelion Ltd. acquisition since it was not included in the goals.

		2017 Operational Sales Growth %
	Sales Growth Currency Translation	6.3% (0.3%)
	Operational Sales Growth	6.0%
	Impact of Actelion Ltd. acquisition	2.0%
	Operational Sales Growth (without Actelion Ltd.)	4.0%

●
Free Cash Flow: Free cash flow is the net cash from operating activities less additions to property, plant and equipment. The figures are rounded for display purposes.
Cash flow from operating activities                  $21.1 billion
Additions to property, plant and equipment      -$3.3 billion
Free Cash Flow                                            $17.8 billion

●
Adjusted Operational EPS Growth: Adjusted EPS and adjusted operational EPS are non-GAAP financial measures.
◦
Adjusted EPS excludes special items and intangible amortization expense as disclosed in Exhibit 99.2O to the company’s Current Report on Form 8-K dated January 23, 2018 and in “Reconciliation of Non-GAAP Financial Measures” of our 2017 Annual Report included in our proxy materials.
◦
Adjusted operational EPS growth also excludes the effect of currency translation.
◦
Below is a reconciliation of diluted EPS (the most directly comparable U.S. GAAP measure) to adjusted EPS and adjusted operational EPS.
◦
We excluded the impact of our Actelion Ltd. acquisition since it was not included in the goals.

		2017 Actual $ per share	% Change vs. Prior Year*
	Diluted EPS Special Items and Intangible Amortization Expense	$0.47 6.83
	Adjusted EPS Currency Translation	7.30 (0.06)	8.5%
	Adjusted Operational EPS	7.24	7.6%
	Impact of Actelion Ltd. acquisition	0.07
	Adjusted operational EPS (without Actelion Ltd.)	7.17	6.5%

	* Prior year Adjusted EPS = $6.73

2018 Proxy Statement - 46

CEO PERFORMANCE AND COMPENSATION DECISIONS

Alex Gorsky
Chairman, Board of Directors and Chief Executive Officer
Performance:
The Board based its assessment of Mr. Gorsky’s performance primarily upon its evaluation of the company’s performance. The Board believes the company largely met or exceeded its combined financial and strategic goals in 2017 under Mr. Gorsky’s leadership, as summarized under “2017 Company Performance” on pages 44 through 46.
In addition to our company’s overall performance, the Board evaluated Mr. Gorsky’s performance against a set of strategic priorities. Mr. Gorsky:

•
Delivered on our financial and quality commitments.
•
Drove sales growth in the face of biosimilar competition and pricing pressure.
•
Managed our business portfolio with key acquisitions and divestitures.
•
Increased the value of our product pipeline.
2018 CEO Compensation Decisions for 2017 Performance:
The Board’s compensation decisions for Mr. Gorsky reflect the Board’s assessment of his 2017 performance. The Board recognized Mr. Gorsky’s 2017 performance by awarding him an annual performance bonus at 110% of target and long-term incentives at 115% of target. After reviewing market data and other factors, the Board adjusted Mr. Gorsky's salary rate by 3.1% to $1,650,000 (effective as of February 26, 2018).
Mr. Gorsky’s total direct compensation for 2017 and, for comparison purposes, his total direct compensation for 2016 are displayed in the table below.

		2016		2017
		Amount ($)	Percent of Target (%)	Amount ($)	Percent of Target (%)
	Salary Earned	$1,600,000		$1,600,000
	Annual Performance Bonus	3,780,000	135%	3,080,000	110%
	Long-Term Incentive Awards	16,848,019	135%	14,352,000	115%
	Total Direct Compensation	$22,228,019		$19,032,000

	Please see pages 49 to 51 for details on the awards and total direct compensation.

2018 Proxy Statement - 47

OTHER NAMED EXECUTIVE OFFICER PERFORMANCE

The Compensation & Benefits Committee based its assessment of each of the other named executive officers upon its evaluation of the company’s performance and the individual performance of each named executive officer. Each of the named executive officers contributed to the company’s performance as a member of the Executive Committee and as a leader of a business or a function. See pages 44 through 46 for the Committee’s evaluation of the company’s performance for 2017.

Dominic J. Caruso	Executive Vice President, Chief Financial Officer
In addition to his contribution to our company’s overall performance, Mr. Caruso:
	•	Drove strong financial management throughout the year.
	•	Played a significant role in the acquisition of Actelion Ltd. and Abbott Medical Optics Inc.
	•	Worked closely with the investment community, having an excellent rapport, and being recognized as the #1 CFO in the Pharmaceutical sector by Institutional Investor.
	•	Executed two significant debt offerings with favorable interest rates and actively engaged with legislators on U.S. tax reform.

Sandra E. Peterson	Executive Vice President, Group Worldwide Chairman
In addition to her contribution to our company’s overall performance, Ms. Peterson:
	•	Made progress in addressing quality, execution, and competitiveness for Medical Devices, strengthening its ability to compete in a changing healthcare environment.
	•	Led our Vision Care business to over-deliver its financial commitments (with eight consecutive quarters of above-market performance) and completed three acquisitions.
	•	Led our Supply Chain group to deliver a strong year in which all quality and productivity metrics were met or exceeded.
	•	Met our major Information Technology and Global Services objectives, and completed several strategic partnerships with technology companies.

Joaquin Duato	Executive Vice President, Worldwide Chairman, Pharmaceuticals
In addition to his contribution to our company’s overall performance, Mr. Duato:
•
Exceeded all our financial goals (sales, income, and cash flow) for Pharmaceuticals, delivering the 7th consecutive year of sales growth and exceeding our peers’ compound average sales growth rate for the 7-year period.

	•	Co-led the acquisition and successful integration of Actelion Ltd.
	•	Led the Pharmaceutical Research and Manufacturers of America as Chairman.
	•	Increased the value of our product pipeline.

Paulus Stoffels, M.D.	Executive Vice President, Chief Scientific Officer
In addition to his contribution to our company’s overall performance, Dr. Stoffels:
	•	Delivered significant continued pharmaceutical pipeline growth.
	•	Advanced our cross-sector R&D product portfolio and accelerated the sourcing of external innovation.
	•	Co-led the acquisition and successful integration of Actelion Ltd.
	•	Advanced significantly the innovation and impact of J&J Global Public Health (GPH) in Tuberculosis, HIV, Ebola and Zika.

2018 Proxy Statement - 48

2017 COMPENSATION DECISIONS FOR 2016 PERFORMANCE
How Compensation Decisions are Reported
In January and February of each year, we assess the performance of our named executive officers and we determine the:

•	Annual performance bonus earned for the prior year’s performance,

•	Long-term incentive award granted in the first quarter of the year based on the prior year's performance, and

•	Salary rate for the upcoming year.
The independent members of the Board approve the compensation decisions for the Chairman/CEO. The Compensation & Benefits Committee approves the compensation decisions for all other named executiv`e officers.
In the tables below, we summarize the decisions regarding the annual performance bonuses, long-term incentive awards, and salary rates. We also show the 2017 total direct compensation. We believe that these tables best summarize the actions taken on the named executive officers’ compensation for the performance year.
By contrast, most of the amounts required by the U.S. Securities and Exchange Commission’s (SEC) rules to be reported in the “Summary Compensation Table” on page 68 are the result of compensation decisions from prior years, earnings from prior long-term incentive awards, or participation in long-standing pension programs as follows. The:

•
Stock Awards and Option Awards are grants made in 2017 based on performance in 2016. For PSUs, grants from 2016 and 2015 are also included for the portion of the awards based on 2017 sales (since they were considered granted in 2017 according to U.S. accounting rules).

•	Non-Equity Incentive Plan Compensation includes dividend equivalent payments on our legacy cash-based long-term incentive plans. We stopped granting cash-based long-term incentives in 2012.

•	Change in Pension Present Value is not paid currently and the amount is highly sensitive to changes in mortality and interest rate assumptions.

•	Non-Qualified Deferred Compensation Earnings is the growth in value of our legacy cash-based long-term incentive plans above a reference rate. We stopped granting these long-term incentives in 2012.

In the table below, we show the 2017 total direct compensation for our Chairman/CEO (shown on page 50), the total from the “Summary Compensation Table” on page 68, and the differences between the two amounts as described above.

Reconciliation of Our CEO's 2017 Total Direct Compensation to Summary Compensation Table (SCT) Total
2017 Total Direct Compensation	$19,032,000
Long-Term Incentives granted in 2018 for 2017 Performance	(14,352,000)
Stock Awards and Option Awards granted in 2017 based on 2016 performance (SCT columns D and E)	17,408,759
Dividend Equivalents on legacy cash-based long-term incentives (included in SCT column F)	518,382
Change in Pension Present Value (included in SCT column G)	6,807,000
Non-Qualified Deferred Compensation Earnings (included in SCT column G)	152,144
All Other Compensation (SCT column H)	236,279
Total from Summary Compensation Table (SCT column I)	$29,802,564

2018 Proxy Statement - 49

2017 Total Direct Compensation
In the table below, we show the salary paid during 2017 and the annual performance bonus and long-term incentive grants approved on February 12, 2018 for performance in 2017 for each named executive officer.

A	B	C	D	E
	Cash		Equity
Name	Salary ($)	Annual Performance Bonus ($)	Long-Term Incentive ($)	Total Direct Compensation ($)
A. Gorsky	$1,600,000	$3,080,000	$14,352,000	$19,032,000
D. Caruso	932,600	1,230,000	5,150,000	7,312,600
S. Peterson	1,057,500	1,270,000	5,630,000	7,957,500
J. Duato	897,254	1,350,000	6,310,000	8,557,254
P. Stoffels	1,173,023	1,530,000	6,700,000	9,403,023
Salary (Column B)
Column B includes the base salaries paid during 2017.
Annual Performance Bonus (Column C)
Based on 2017 company performance and individual performance as discussed on pages 44 to 48, the Board and the Committee awarded annual performance bonuses on February 12, 2018 ranging from 95% to 150% of target for the named executive officers. See the “Grants of Plan-Based Awards” table on page 73 for the target bonus amounts.
Long-Term Incentive Awards (for 2017 performance) (Column D)
The Board and Committee granted long-term incentive awards on February 12, 2018 (ranging from 105% to 160% of target) to the named executive officers based on their 2017 performance, impact on the company’s long-term results, competitive market data, and long-term potential within the organization.
In the table below, we show: the total long-term incentive awards granted; the weighting of Performance Share Units (PSUs), Stock Options, and Restricted Share Units (RSUs); and the individual award values.

Name	PSUs ($)	Options ($)	RSUs ($)	Total Long-Term Incentives ($)
Award Weight	60%	30%	10%	100%
A. Gorsky	$8,611,200	$4,305,600	$1,435,200	$14,352,000
D. Caruso	3,090,000	1,545,000	515,000	5,150,000
S. Peterson	3,378,000	1,689,000	563,000	5,630,000
J. Duato	3,786,000	1,893,000	631,000	6,310,000
P. Stoffels	4,020,000	2,010,000	670,000	6,700,000
In the table below, we show the number of shares of PSUs, options, and RSUs granted. We determine the number of shares for each type of long-term incentive by dividing the dollar amount by the fair value per share and rounding to the nearest whole share.

Name	PSUs (#)	Options (#)	RSUs (#)
Fair Value	$119.433	$17.976	$119.433
A. Gorsky	72,101	289,519	12,017
D. Caruso	25,872	85,948	4,312
S. Peterson	28,284	93,959	4,714
J. Duato	31,700	105,307	5,283
P. Stoffels	33,659	111,816	5,610

2018 Proxy Statement - 50

Details on Long-Term Incentive Fair Values
•	PSU Fair Value:
	•	$119.433 was the estimated grant date fair value used to determine the number of PSUs granted.
	•	We assumed the estimated grant date fair value per PSU to be equal to the estimated grant date fair value per RSU to determine the number of PSUs, because:
• The RSU fair value equals the value of a PSU at 100% of target.
•
The fair values for the portions of the PSU award tied to the sales goals for the second and third years of the performance period are determined at the beginning of the second and third years when the sales goals for those years are set.

•	Option Fair Value:
	•	$17.976 was the grant date fair value used to determine the number of options granted.
	•	$129.51 was the option exercise price based on the average of the high and low prices of our common stock on the NYSE on the grant date.
	•	We used the Black-Scholes option valuation model to calculate the grant date fair value with the following assumptions:
• 15.77% volatility based on a blended rate of historical average volatility and implied volatility based on at-the-money traded Johnson & Johnson stock options with a life of two years.
• 2.70% dividend yield.
• 2.77% risk-free interest rate based on a U.S. Treasury rate of seven years.
• 7-year option life.
•	RSU Fair Value:
	•	$119.433 was the grant date fair value used to determine the number of RSUs granted.
•
We determined the grant date fair value for the RSU awards based on the average of the high and low prices of our common stock on the NYSE on the grant date ($129.51) discounted by an expected dividend yield of 2.70% since dividends are not paid on the RSUs prior to vesting.

2018 Salary Rates
We do not guarantee annual salary increases and they are not automatic. The Board and Committee reviewed: performance, market data, responsibilities, and experience in determining the base salary rates for our named executive officers. Based on these factors, the Board and Committee adjusted Mr. Gorsky’s salary rate for 2018 by 3.1%, adjusted Mr. Duato’s salary rate by 4.3%, and did not change the salary rates for the other named executive officers.
The following table shows the annual base salary rate approved for each named executive officer. The annual base salary rates are all effective as of February 26, 2018.

Name	2017 Base Salary Rate ($)	2018 Base Salary Rate ($)
A. Gorsky	$1,600,000	$1,650,000
D. Caruso	936,800	936,800
S. Peterson	1,072,050	1,072,050
J. Duato	901,300	940,000
P. Stoffels	1,178,300	1,178,300

2018 Proxy Statement - 51

2017 UPDATE ON PERFORMANCE OF PERFORMANCE SHARE UNIT AWARDS VERSUS GOALS
In 2017, we completed the first year of the PSU performance period for our 2017-2019 awards, the second year of the PSU performance period for our 2016-2018 awards, and the third year of the PSU performance period for our 2015-2017 awards.
Performance Share Units Earned to Date
In the table below, we show the PSUs earned to date highlighting the contribution of the performance periods completed in 2017. We determine the number of PSUs earned based on our adjusted operational EPS and relative Total Shareholder Return (TSR) performance at the end of the 3-year performance period. We pay out earned PSUs at the end of the 3-year performance period.

		PSUs Earned Based on Performance to Date
Performance Period and Performance Measures	Weight	2015	2016	2017	2018	2019	Total
2015 - 2017 Performance Share Units
Operational Sales	1/3rd	106.3%	118.2%	95.0%			35.5%
Cumulative Adjusted Operational EPS	1/3rd	141.5%					47.2%
Relative TSR	1/3rd	160.0%					53.3%
Total							136.0%
2016 - 2018 Performance Share Units
Operational Sales	1/3rd		118.2%	95.0%	TBD 2018		23.7%
Cumulative Adjusted Operational EPS	1/3rd		TBD 2016-2018				0.0%
Relative TSR	1/3rd		TBD 2016-2018				0.0%
Total							23.7%
2017 - 2019 Performance Share Units
Operational Sales	1/3rd			95.0%	TBD 2018	TBD 2019	10.6%
Cumulative Adjusted Operational EPS	1/3rd			TBD 2017-2019			0.0%
Relative TSR	1/3rd			TBD 2017-2019			0.0%
Total							10.6%
Note: The percentages above are rounded to one decimal for display purposes.
PSU Performance versus Goals for Performance Periods Completed in 2017

	2017 Operational Sales Goals		2015 - 2017 Cumulative Adjusted Operational EPS Goal		2015 - 2017 Relative TSR Goal
Level	Operational Sales ($ Millions)	PSUs Earned (% of target)	Cum. Adj. Op. EPS Goal	PSUs Earned (% of target)	Relative TSR Goal	PSUs Earned (% of target)
Maximum	$78,910	200%	$22.72	200%	10.0 % points	200%
Target	75,150	100	20.65	100	0.0 % points	100
Threshold	71,390	50	18.58	50	(10.0) % points	50
<Threshold	< 71,390	0	< 18.58	0	< (10.0) % points	0
Result	$74,771	95.0%	$21.51	141.5%	6.0 % points	160.0%
Note: Operational sales and cumulative adjusted operational EPS are non-GAAP measures. See page 54 for details.
If performance falls between threshold and target or between target and maximum, we determine the percentage of target earned using interpolation. If performance is below threshold for a goal, the percentage of target earned for that goal is 0%. If TSR is negative, the percentage of target earned based on TSR performance would be capped at 100%.

2018 Proxy Statement - 52

Our PSU Goal Setting Process
Our PSU goals support our long-term objectives to grow sales faster than our competitors and grow earnings faster than sales. Sales growth drives quality EPS growth and quality EPS growth drives TSR growth, all of which drive shareholder value creation.
During the first quarter of the year, the Committee establishes the goals for the next PSU award 3-year cycle. It reviews the company’s performance against the PSU goals on a quarterly basis. Following year-end, the Committee certifies the result for the year’s operational sales performance and certifies the EPS and TSR results for the completed 3-year award cycle.
Our PSU goals are based on our long-term strategic plan and take into account our product portfolio and pipeline, anticipated healthcare market growth and other external factors, including the competitive landscape. The sales goals and first-year EPS goal are also set to align with the annual guidance provided to the investment community. The 3-year TSR goal is set at meeting the performance of our Competitor Composite Peer Group. See page 62 for more information on our Competitor Composite Peer Group.
Our annual operational sales goals are based on actual sales from the prior year and then aligned to the company’s annual operational sales growth guidance. Currency had a negative impact of approximately $0.9 billion on the 2016 sales base used to set the 2017 operational sales growth goal. The following table shows the 2016 operational and reported sales, the 2016 impact of currency, and the 2017 operational sales goal.

($ Millions)
Base Year Sales
2016 Operational Sales	$72,833
Currency Translation	(943)
2016 Reported Sales	$71,890
2017 Operational Sales Goal
2017 Operational Sales Growth Goal	4.5%
2017 Operational Sales Goal	$75,150

2018 Proxy Statement - 53

Details on Non-GAAP PSU Performance Measures
●
2017 Operational Sales Performance: Operational sales growth is the sales increase due to volume and price, excluding the effect of currency translation. The following is a reconciliation of operational sales to reported sales (the most directly comparable GAAP measure).

		($ millions)
		2017 Reported Sales	$76,450
		Currency Translation	(268)
		PSU Plan Adjustments	(1,411)
		2017 Operational Sales	$74,771

	●	PSU Plan adjustments: significant acquisitions, divestitures and changes in accounting rules that impact sales to customers by more than 0.5%.
●	2015-2017 Cumulative Adjusted Operational EPS Performance: The following is a reconciliation of 2015-2017 cumulative reported EPS to cumulative adjusted operational EPS:

			($)
		Reported EPS	$11.88
		Special Items and intangible amortization expense	8.35
		Non-GAAP EPS	20.23
		Currency Translation	1.97
		PSU Plan Adjustments	(0.69)
		Cumulative Adjusted Operational EPS	$21.51

		Special items and intangible amortization expense	($)
		2015	0.72
		2016	0.80
		2017	6.83
		2015 - 2017 Total	$8.35

	●
PSU plan adjustments: (1) significant acquisitions, divestitures, share repurchases, and changes in accounting rules or tax laws that impact adjusted operational EPS results by more than 1%; and (2) earnings from products that were not approved when the targets were set.

●	2015-2017 Relative TSR Performance:

		TSR from January 1, 2015 to December 31, 2017	(%)
		Johnson & Johnson	13.1%
		Competitor Composite Peer Group	7.1%
		Relative TSR Performance (J&J minus Competitor Composite Peer Group)	6.0% points

	●	TSR performance is calculated using trailing 20-day average closing stock prices.

2018 Proxy Statement - 54

SHAREHOLDER OUTREACH AND OUR COMPENSATION PROGRAM

In 2017, we held an annual advisory vote to approve named executive officer compensation, commonly known as “Say on Pay”. Since 2013, 93% or more of the votes cast voted in favor of our executive compensation program as disclosed in our Proxy Statements. We believe that this continued strong support for the named executive officer compensation resulted from our direct engagement with our shareholders and the changes we made to our executive compensation program over the past several years.
We regularly consider the feedback from our shareholders and we continue to evaluate our executive compensation program. During 2017, we continued our shareholder outreach on our executive compensation program. Our Lead Director and members of senior management had discussions with a diverse mix of U.S. and international institutional shareholders on our executive compensation program. We describe our shareholder engagement, feedback, and our responses starting on page 23 (under “Shareholder Engagement”).

Change in 2017
We increased the weighting of performance share units for our executive officers based on our shareholders' feedback, our competitive benchmarking, and to increase the focus on our long-term performance. Our 2018 long-term incentive grant based on 2017 performance reflects the change in mix as follows:

Change to Long-Term Incentive Mix for Executive Officers
Change
20% RSUs
30% Options
50% PSUs
10% RSUs
30% Options
60% PSUs
-10% points
No change
+10% points
2016 Performance Year
(Grant Feb. 2017)
2017 Performance Year
(Grant Feb. 2018)

2018 Proxy Statement - 55

Executive Compensation Philosophy
KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM
We believe that our executive compensation program includes key features that align the interests of the named executive officers with our shareholders and does not include features that could misalign their interests.

What We Do		What We Don't Do

✓	Align CEO pay with company performance	✗	No automatic or guaranteed annual salary
increases
✓	Align the majority of named executive officer pay
	with shareholders through long-term incentives	✗	No guaranteed bonuses or long-term incentive
awards
✓	Balance short-term and long-term incentives
		✗	No above-median targeting of executive
✓	Cap incentive awards		compensation

✓	Require executives to own significant amounts of	✗	No change-in-control benefits
company stock
		✗	No tax gross-ups (unless they are provided
✓	Have a compensation recoupment policy		pursuant to our standard relocation practices)
applicable to our named executive officers
		✗	No option repricing without shareholder
✓	Actively engage with our shareholders		approval

✓	Use an independent compensation consultant	✗	No hedging of company stock
reporting directly to the Committee
		✗	No long-term incentive backdating

		✗	No dividend equivalents on unvested long-term
incentives

GUIDING PRINCIPLES
We design our executive compensation programs to achieve our goals of attracting, developing, and retaining global business leaders who can drive financial and strategic growth objectives and build long-term shareholder value. We use the following guiding principles to design our compensation programs:

•	Competitiveness: We compare our practices against appropriate peer companies that are of similar size and complexity, so we can continue to attract, retain, and motivate high-performing executives.

•	Pay for Performance: We tie annual bonuses and grants of long-term incentives to performance, including the performance of: our company, the individual’s business unit or function, and the individual.

•
Accountability for Short-Term and Long-Term Performance: We structure performance-based compensation to reward an appropriate balance of short-term and long-term financial and strategic business results, with an emphasis on managing the business for long-term results.

Our Board is responsible for oversight of risk management (including product development, supply chain, and quality risks) as described under “Risk Oversight” on pages 25 and 26. Our compensation program’s emphasis on long-term value helps to reduce the possibility that our executives make excessively risky business decisions that could maximize short-term results at the expense of long-term value.

•	Alignment to Shareholders’ Interests: We structure performance-based compensation to align the interests of our named executive officers with the long-term interests of our shareholders.

2018 Proxy Statement - 56

Components of Executive Compensation
BASE SALARY, ANNUAL PERFORMANCE BONUS, AND LONG-TERM INCENTIVES
In the table below, we describe the components of our total direct compensation, how we determine their size, and why we pay them.

Component	Form	Vesting / Performance Period	How Size is Determined			Why We Pay Each Component
Base Salary	Cash	Ongoing	●	We base salary rates on:		●	Recognize job responsibilities
				●	Competitive data
				●	Scope of responsibilities
				●	Work experience
				●	Time in position
				●	Internal equity
				●	Individual performance
Annual Performance Bonus	Cash	1 year	●	We set target awards as a percent of salary based on competitive data		●	Motivate attainment of our near-term priorities, consistent with our long-term strategic plan
			●	We determine award payouts based on business and individual performance
Long-Term Incentives	Equity	3 years (options: 10-year term)	●	We set target awards as a percent of salary based on competitive data		●	Motivate attainment of our long-term goals, TSR, and share price growth
			●	We grant long-term incentives based on business and individual performance, contribution, and long-term potential		●	Retain executives
			●	We determine payouts based on achievement of long-term operational goals, TSR, and share price appreciation

2018 Proxy Statement - 57

Long-Term Incentives
In the table below, we describe the forms of long-term incentive we use for our named executive officers, their weighting, performance periods, how the payouts are determined and why we use them.

Long-Term Incentive Form	2017 Mix	Vesting / Performance Period		How Payouts are Determined		Why We Use Them
Performance	60%	●	0% to 200%	●	Measures and Weight:	●	Aligns with our long-term objectives
Share Units			vested 3 years		● 1/3 Sales: 1-year Operational Sales for each year of the 3-year performance period		of growing sales faster than our
			after grant		Sales for each year of the 3-year		competitors and earnings faster
					performance period		than sales
					● 1/3 Earnings per Share: 3-year Cumulative Adjusted Operational EPS	●	Ensures quality earnings growth by motivating top line and bottom line growth
					● 1/3 Relative Total Shareholder	●	Reflects overall TSR outcomes
					Return: 3-year Compound Annual		relative to our competitors
					Growth Rate versus the	●	Ties PSU unit value directly to the
					Competitor Composite Peer Group		share price
				●	Share Price
				●	No dividend equivalents paid
Stock Options	30%	●	100% vested	●	Share price appreciation	●	Motivates share price appreciation
			3 years after	●	No dividend equivalents paid		over the long-term
			grant			●	Reinforces emphasis on long-term growth aligned with our objectives
		●	10-year term
Restricted Share Units	10%	●	100% vested	●	Share price	●	Ties RSU value directly to the share price
			3 years after	●	No dividend equivalents paid
grant

Note: Operational sales and cumulative adjusted operational EPS are non-GAAP measures. See page 54 for details

2018 Proxy Statement - 58

Long-Term Incentive Vesting and Treatment upon Termination
Our long-term incentives vest 100% on the third anniversary of the grant date. In addition, we do not pay out our PSUs until we determine the percent of target PSUs that have been earned based on performance.
The treatment of our long-term incentives upon termination varies depending on the termination circumstances as follows:

Termination	Eligibility		Eligible Named Executive Officers	Voluntary Termination	Involuntary Termination Without Cause	Involuntary Termination with Cause		Death	Disability
Qualifying Separation	●	Termination of employment at age 62 or later, or	Gorsky Caruso Duato Stoffels	●	Grants within 6 months prior to termination would be forfeited.	●	All vested and unvested equity awards would be forfeited.	●	All equity awards would become vested on the termination date.
	●	Termination of employment after attainment of age 55 and at least 10 years of service with at least 5 years of consecutive service immediately before termination of employment.		●	Other equity awards would become vested on their normal vesting dates.			●	Options would remain exercisable for their remaining terms.
				●	Options would remain exercisable for their remaining terms.			●	Accelerated PSUs would be paid out at 100% of target with a “top up” at the end of the performance period if the payout exceeds target.
Non-Qualifying Separation (age 55-61)	●	Termination of employment after attainment of age 55, but before age 62 and without meeting the service requirements for Qualifying Separation.	Peterson	●	All unvested equity incentives would be forfeited.
				●	Vested options would remain exercisable for up to three years.
Non-Qualifying Separation (Under age 55)	●	Termination of employment before attainment of age 55.		●	All unvested equity incentives would be forfeited.
				●	Vested options would remain exercisable for up to three months.
Changes for Long-Term Incentives Granted in 2018
•Non-Competition and Non-Solicitation: Long-term incentive awards granted in 2018 are subject to enhanced forfeiture and repayment provisions if an employee violates non-competition or non-solicitation agreements as follows:

Competition with the Company		Impact on Long-Term Incentive Awards
●	Violating the non-competition provisions of the award agreement during employment or within 18 months of termination.	●	Forfeit vested and unvested PSUs, options, and RSUs.
●	Violating any other non-competition or non-solicitation agreement an employee has with the company.	●	Repay any PSUs or RSUs vested or options exercised within the 12 months prior to the violation.

•
Involuntary Termination due to Specified Divestiture or Reduction in Force: Long-term incentive awards granted in 2018 are pro-rated in the event of a Specified Divestiture or Reduction in Force as follows:

◦	Pro-ration: Awards would be prorated in proportion to the time worked during the vesting period.

◦
Vesting: PSU and RSU awards would become available on their normal vesting dates. Stock option vesting would be accelerated as of the date of termination and the options would remain exercisable for up to three months.

◦
Coordination with Qualifying Separations: If an employee’s termination is also a Qualifying Separation, the employee’s awards would receive the better of the Qualifying Separation or the pro-ration treatments.

◦	Specified Divestiture: A Specified Divestiture is a divestiture where the acquirer does not replace the awards that would be forfeited.

◦	Reduction in Force: A Reduction in Force is a termination of employment due to position elimination or plant closing.

2018 Proxy Statement - 59

EXECUTIVE PERQUISITES & OTHER BENEFITS
Our named executive officers participate in the same employee benefits provided to all other non-union U.S. employees. In addition, they participate in the following benefits and perquisites:

•
Executive Life Insurance: Effective January 2015, we closed this program to new participants. We grandfathered prior participants. Messrs. Gorsky, Caruso, and Stoffels participated in the program in 2017.

•
Personal Use of Company Aircraft and Cars: Our named executive officers can use company aircraft for limited personal travel and company cars and drivers for commutation and other personal transportation. These perquisites are intended to minimize distractions and ensure the safety and productivity of our executives.

•	Home Security: We reimburse limited home security system related fees.
We detail the executive life insurance premiums paid, values of personal use of company aircraft and cars, and home security related costs in the perquisites and other personal benefits table on page 72. Our named executive officers pay the income taxes due on the value of these benefits and perquisites.
COMPENSATION TARGET SETTING PROCESS AND PAY POSITION
Before each year begins, we set compensation targets to ensure that we can compete for talent and to maintain internal equity among positions with similar responsibilities. We conduct an annual review of publicly available information and executive compensation surveys to determine current pay levels among the Executive Peer Group. The Committee reviews market data to understand how our target pay levels compare to benchmark positions. It does not target total compensation to a specific percentile of the Executive Peer Group.
2017 PAY MIX AT TARGET
Our pay mix at target for our named executive officers is a result of our compensation targets that emphasize long-term versus short-term compensation.

2017 PAY MIX AT TARGET
74%
17%
9%
Long-Term Incentives
Annual Performance Bonus
Base Salary
69%
16%
15%
CEO
Other Named Executive Officers

2018 Proxy Statement - 60

Peer Groups for Pay and Performance
We use two peer groups for executive compensation:

•	Executive Peer Group: We use the Executive Peer Group to assess the competitiveness of the compensation of our named executive officers.

•	Competitor Composite Peer Group: We use the Competitor Composite Peer Group to evaluate the relative performance of our company.
As described below, the two peer groups vary because executive compensation levels and practices are influenced by business complexity and company size. Most of our business competitors are smaller than Johnson & Johnson or even each of our individual businesses.
EXECUTIVE PEER GROUP
The Committee compares our executive compensation levels and practices to those of the Executive Peer Group companies. It consists of companies that generally: are similar to Johnson & Johnson's size and scope; have executive positions similar to ours; and compete with us for executive talent. The Committee reviews the composition of the Executive Peer Group annually.
We compare our salaries, annual performance bonuses, long-term incentives, and total direct compensation to the Executive Peer Group companies. We also compare our benefits, perquisites and other compensation to the Executive Peer Group.
We do not include non-U.S. companies because comparable compensation data for the named executive officers is not available. We also do not include companies in industries whose compensation programs are not comparable to our programs, such as the financial services or oil and gas industries.
The following table lists the 2017 Executive Peer Group companies, their business characteristics, and Johnson & Johnson’s rankings among these companies. Each company’s figures are for the most recent four fiscal quarters. Market capitalization is as of December 31, 2017. Johnson & Johnson ranks in the top quartile of the peers for revenue and market capitalization.

Company (Ticker Symbol)	Revenue ($ Millions)	Net Income ($ Millions)	Market Cap ($ Billions)	Common Industry (Y/N)(1)	Gross Margin (>40%)	Inter-national Sales (> 33%)	Business Complexity(2)	R&D % of Sales (>or = 5%)
3M Company (MMM)	$31,657	$4,858	$140	✓	✓	✓	✓	✓
Abbott Laboratories (ABT)	27,390	477	99	✓	✓	✓	✓	✓
The Boeing Company (BA)	93,392	8,197	176			✓	✓
Bristol-Myers Squibb Company (BMY)	20,776	1,007	100	✓	✓	✓	✓	✓
Cisco Systems, Inc. (CSCO)(3)	48,096	(1,445)	189		✓	✓	✓	✓
The Coca-Cola Company (KO)	35,410	1,248	195	✓	✓	✓
Eli Lilly and Company (LLY)	22,871	(204)	93	✓	✓	✓	✓	✓
General Electric Company (GE)	122,092	(6,222)	151	✓		✓	✓
Intel Corporation (INTC)	62,761	9,601	216		✓	✓	✓	✓
International Business Machines Corporation (IBM)	79,139	5,753	142		✓	✓	✓	✓
Medtronic, plc. (MDT)(3)	29,725	2,807	109	✓	✓	✓	✓	✓
Merck & Co., Inc. (MRK)	40,122	2,568	153	✓	✓	✓	✓	✓
Microsoft Corporation (MSFT)(4)	98,863	11,588	660	✓	✓	✓	✓	✓
PepsiCo, Inc. (PEP)	63,525	4,857	171	✓	✓	✓
Pfizer Inc. (PFE)	52,546	21,308	216	✓	✓	✓	✓	✓
The Procter & Gamble Company (PG)(4)	65,732	10,119	233	✓	✓	✓	✓
United Technologies Corporation (UTX)	59,837	4,552	102			✓	✓
Johnson & Johnson (JNJ)	76,450	1,300	375	✓	✓	✓	✓	✓
Johnson & Johnson’s Ranking	5th	12th	2nd
Johnson & Johnson’s Percentile Rank	76%	35%	94%

(1)	Common Industry means that the company is in an industry similar to one of Johnson & Johnson’s business segments: pharmaceutical, medical devices or consumer packaged goods.

(2)	Business Complexity means the company is a complex organization with multiple product lines.

(3)	Used last four calendar quarters ending January 26, 2018 for Medtronic, plc. and ending January 27, 2018 for Cisco Systems, Inc.

(4)	Used last four calendar quarters ending December 31, 2017 for The Procter & Gamble Company and Microsoft Corporation.

2018 Proxy Statement - 61

COMPETITOR COMPOSITE PEER GROUP
The Committee compares overall company performance to the weighted performance of the Competitor Composite Peer Group companies. For example, when we set the sales goals for our businesses, we compare the sales of our individual businesses to the total sales of their industry competitors. For the TSR component of our PSUs, we weight the TSR within the three groups by market capitalization and weight the three groups using our sales mix each year. We include each of the peer companies in only one of the groups for the TSR comparison.
These companies compete with one, or more, of our three businesses. We evaluate the group on an ongoing basis and update it as necessary. We select the companies based on the following criteria and financial metrics:

•	Product Relevance

•	Financial Comparison: Sales growth, net income growth and margin, EPS growth, and TSR

•	Global Presence
The following table lists the 2017 Competitor Composite Peer Group companies by business.

Pharmaceuticals	Medical Devices	Consumer

• AbbVie Inc. • Amgen Inc. • AstraZeneca plc • Bristol-Myers Squibb Company • Eli Lilly and Company • GlaxoSmithKline plc • Merck & Co., Inc. • Novartis AG • Pfizer Inc. • Roche Holding AG (Pharm Rx only) • Sanofi SA
•
Abbott Laboratories
•
Boston Scientific Corporation
•
C. R. Bard, Inc.
•
Edwards Lifesciences Corporation
•
Medtronic plc
•
The Cooper Companies, Inc.
•
Roche Holding AG (Diabetes)
•
Smith & Nephew plc
•
Stryker Corporation
•
Zimmer Biomet Holdings, Inc.

•
Beiersdorf AG
•
Bayer AG (Consumer Healthcare)
•
Colgate-Palmolive Company
•
GlaxoSmithKline plc (Consumer Healthcare)
•
The L’Oréal Group
•
Pfizer Inc. (Consumer Healthcare)
•
The Procter & Gamble Company
•
Reckitt Benckiser Group plc
•
Sanofi SA (Consumer Healthcare)
•
Unilever plc

Effective in 2017, we included the financial performance of Abbott Laboratories as a whole in our Medical Devices composite in order to better reflect the industries in which we compete. Previously, we had only included its vascular and diabetes businesses.
Effective in 2018, C. R. Bard, Inc. has been removed from the Competitor Composite Peer Group, and Becton, Dickinson and Company has been added.

2018 Proxy Statement - 62

Compensation Decision Process
IMPORTANCE OF CREDO VALUES IN ASSESSING PERFORMANCE
Since 1943, the Johnson & Johnson Credo has guided us in fulfilling our responsibilities to our customers, employees, communities, and shareholders. In assessing our named executive officers’ contributions to Johnson & Johnson’s performance, the Committee not only looks to results-oriented measures of performance, but also considers how those results were achieved. It considers whether the decisions and actions leading to the results were consistent with the values embodied in Our Credo and the long-term impact of their decisions. Credo-based behavior is not something that can be precisely measured. Thus, there is no formula for how Credo-based behavior can, or will, impact an executive’s compensation. The Committee and the Chairman/CEO use their judgment and experience to evaluate whether an executive’s actions were aligned with our Credo values.
ASSESSING "THE WHAT" AND "THE HOW"
We evaluate the performance of our named executive officers based on what objectives they have accomplished and how they have accomplished them.

•	The “What”: We evaluate each of them against financial and strategic goals for the company and for the business or function that they lead.

•	The “How”: We also consider how they accomplished their goals. This includes whether the executive achieves business results in a manner that is consistent with the values embodied in Our Credo.
During the first quarter:

•	The Committee reviews the financial and strategic goals for the company and each of the businesses for the current year.

•	The Chairman/CEO provides his assessment to the Committee of “the what” and “the how” for each of the other named executive officers for the prior year.

•	The independent members of the Board of Directors evaluate “the what” and “the how” for the Chairman/CEO for the prior year.
ALIGNING COMPENSATION TO "THE WHAT" AND "THE HOW"
An individual employee can earn from 0% to 200% of the applicable target for annual performance bonuses and long-term incentives based on his or her individual performance on both “the what” and “the how”. This broad range allows for meaningful differentiation based on performance.
The Committee determines annual performance bonuses, long-term incentive awards and salary rates on a component-by-component and total direct compensation basis. The Committee also compares the position of actual compensation for the prior year and target compensation for the current year to Executive Peer Group data.
The independent directors (in the case of the Chairman/CEO) and the Committee (in the case of the other named executive officers) use their judgment and experience to determine bonuses, long-term incentives, and salary rates. Performance against goals is the most significant input in determining compensation levels. However, it does not determine them in a formulaic manner. In addition, we do not consider an employee’s previous long-term incentive awards and total equity ownership when making annual long-term incentive awards.

2018 Proxy Statement - 63

Governance of Executive Compensation
The Committee is responsible for the executive compensation program design and decision-making process. It solicits input from the independent members of the Board of Directors, the Chairman/CEO, other members of management, and its independent compensation consultant, to assist it with its responsibilities.
The Committee has retained an independent compensation consultant from Frederic W. Cook & Co., Inc. (FWC) to advise it on executive compensation matters. The Committee has sole authority to negotiate the terms of service, including all fees paid to FWC.
We summarize the roles of each of the key participants in the executive compensation decision-making process in the table below.

Participant	Role
Compensation & Benefits Committee	●	Acts on behalf of the Board by setting the principles that guide the design of our compensation and benefits programs
	●	Sets the executive compensation philosophy and composition of the Executive Peer Group
	●	Approves the compensation target levels
	●	Sets compensation programs and principles that are designed to link executive pay with company and individual performance
	●	Recommends to the Board the Chairman/CEO’s compensation
	●	Reviews and approves compensation decisions recommended by the Chairman/CEO for each of the other named executive officers
	●	Reviews the eligibility criteria and award guidelines for the corporate-wide compensation and benefits programs in which the named executive officers participate
Independent Members of the Board of Directors	●	Participate in the performance assessment process for the Chairman/CEO
	●	Approve the Chairman/CEO’s compensation
Chairman/CEO	●	Reviews and presents to the Committee the performance assessments and compensation recommendations for each of the other named executive officers
Independent Compensation Consultant	●	Attends all Committee meetings, at the request of the Committee
	●	Advises the Committee on market trends, regulatory issues and developments and how they may impact our executive compensation programs
	●	Reviews the compensation strategy and executive compensation programs for alignment with our strategic business objectives
	●	Advises on the design of executive compensation programs to ensure the linkage between pay and performance
	●	Provides market data analyses to the Committee
	●	Advises the Committee on setting the Chairman/CEO’s pay
	●	Reviews the annual compensation of the other named executive officers as recommended by the Chairman/CEO

2018 Proxy Statement - 64

INDEPENDENCE OF COMPENSATION CONSULTANT
The Committee determined that FWC’s service as its independent compensation consultant did not raise any conflict of interest concerns. The Committee considered the following factors, among others, when assessing the independence of its compensation consultant:

•	FWC does not provide any other services to the company and reports directly to the Committee.

•	FWC has in place policies and procedures to prevent conflicts of interest.

•	No member of the FWC consulting team serving the Committee has a business or personal relationship with any member of the Committee or any executive officer of the company.

•	Neither FWC nor any principal of FWC owns any shares of our common stock.

•	The amount of fees paid to FWC is less than 1% of FWC's total consulting income.

2018 Proxy Statement - 65

Additional Information Concerning Executive Compensation
USE OF TALLY SHEETS
The Committee reviews tally sheets, prepared by management and reviewed by the Committee’s independent compensation consultant for each of our named executive officers. These tally sheets include all the company’s obligations for compensation and benefits under hypothetical termination scenarios. The Committee does not use the tally sheets to determine the various elements of compensation or the actual amounts of compensation to be approved, but instead uses the tally sheets to evaluate the company’s obligations under the plans.
LIMITED EMPLOYMENT ARRANGEMENTS AND AGREEMENTS
Our Severance Pay Plan provides benefits to certain full-time U.S. employees who are involuntarily terminated. We provide two weeks base salary for each year of service, with guaranteed minimums based on an employee’s level. The minimum for our named executive officers is 52 weeks of base salary. We pay severance according to our normal payroll cycle. We do not pay severance as a lump-sum payment.
We provide Dr. Stoffels an annual stipend of $320,000 to assist him in the payment of foreign taxes. While serving as a member of the Executive Committee, he is considered a U.S. employee even though he is a non-resident of the United States. As a result, he is subject to both U.S. taxation and foreign taxation. He does not receive any other tax equalization assistance. The Committee reviews the stipend annually and can terminate it at any time. We do not have employment arrangements or agreements with any of our other named executive officers.
STOCK OWNERSHIP GUIDELINES FOR NAMED EXECUTIVE OFFICERS
We require our named executive officers to own our company’s stock to further align their interests with our shareholders’ interests. They must meet the following requirements:

Name	Stock Ownership Guideline as a Multiple of Base Salary	2017 Compliance with Stock Ownership Guidelines?	Ownership Threshold Met?(1)
A. Gorsky	6x	Yes	Yes
D. Caruso	3x	Yes	Yes
P. Stoffels	3x	Yes	Yes
S. Peterson	3x	Yes	Yes
J. Duato	3x	Yes	Yes
(1) Executive Officers have five years after first becoming subject to the guidelines to achieve the required ownership thresholds.
We do not count shares underlying stock options or unearned PSUs as owned shares for these guidelines. A named executive officer cannot sell the after-tax shares received from long-term incentives until his or her ownership threshold is met.
The Nominating & Corporate Governance Committee of the Board monitors compliance with these guidelines on an annual basis. Our hedging policy prohibits named executive officers from transacting in derivative instruments linked to the performance of the company’s securities.

2018 Proxy Statement - 66

EXECUTIVE COMPENSATION RECOUPMENT POLICY
The Board can recoup all or part of any compensation paid to an executive officer in the event of a material restatement of the company’s financial results. The Board will consider:

•
whether any executive officer received compensation based on the original financial statements because it appeared he or she achieved financial performance targets that in fact were not achieved based on the restatement; and

•
the accountability of any executive officer whose acts or omissions were responsible, in whole or in part, for the events that led to the restatement and whether such actions or omissions constituted misconduct.

The Board can recoup compensation from senior executives in the event of significant misconduct resulting in a violation of a significant company policy, law, or regulation relating to manufacturing, sales or marketing of products that causes material harm to Johnson & Johnson.
The compensation recoupment policies are available at www.investor.jnj.com/gov/compensation-recoupment-policy.cfm.
TAX IMPACT ON COMPENSATION
We consider objectives such as attracting, retaining and motivating leaders when we design our executive compensation programs. We also consider the tax-deductibility of compensation, but it is not our sole consideration. Due to changes in U.S. tax law as a part of the tax reform act, the opportunity to design programs that are fully tax-deductible for our named executive officers has effectively been eliminated. Therefore, we believe that tax-deductibility will have less of an impact on our program design in the future.
For federal income taxes, compensation is an expense that is fully tax-deductible for almost all our employees. Our named executive officers are treated differently. Their pay above $1 million is not tax-deductible.
In 2017 and prior years, all compensation paid to the CFO and any compensation paid to other named executive officers that was considered performance-based compensation was fully tax-deductible. These exceptions are not available beginning in 2018.
All the compensation that we paid to our CFO in 2017 was fully tax-deductible. We believe that all the compensation we paid to our other named executive officers in 2017 was also tax-deductible except for the following:

•	Salary amounts over $1 million

•	Compensation that did not qualify for the performance-based compensation exception:

◦	The value of restricted share units vested in 2017

◦	Dividend equivalents paid on Certificates of Long-Term Compensation (CLCs) and Certificates of Long-Term Performance (CLPs) that were granted after 1992

◦	Certain perquisites and other benefits
In 2018 and future years, we expect that earnings from stock options and PSUs granted prior to 2018 (and certain other arrangements) will continue to be tax-deductible because they are considered grandfathered under the tax reform legislation. However, we are waiting for additional guidance on the tax reform act and these amounts may not be tax-deductible. We expect that other compensation paid to our named executive officers above $1 million will not be tax-deductible.
2017 COMPENSATION DECISIONS FOR 2016 PERFORMANCE
The following compensation figures included in this year’s Summary Compensation Table were granted to the named executive officers in February 2017 for performance in 2016:

•	2017 PSU and RSU awards included in the “Stock Awards” column

•	The 2017 option award included in the “Option Awards” column
The decisions regarding these awards were discussed in detail in our 2017 Proxy Statement dated March 15, 2017. For a full understanding of these decisions, please refer to the sections of our 2017 Proxy Statement entitled “Compensation Discussion and Analysis - CEO Performance and Compensation Decisions” and “Compensation Discussion and Analysis - 2017 Compensation Decisions for 2016 Performance".

2018 Proxy Statement - 67

Executive Compensation Tables
Summary Compensation Table
In the table below, we show the compensation of our Chief Executive Officer, Chief Financial Officer and the three other most highly compensated executive officers for 2017. We also show their compensation for 2016 and 2015 if they were named in the 2017 and 2016 Proxy Statements. For a complete understanding of the table, please read the descriptions of each column that follow the table.
Note on Changes in Pension Values
On page 71 we show the impact of changes in mortality and interest rate assumptions on the 2017 change in pension values included in column G. In 2017, these changes in assumptions added approximately $2.9 million to our Chief Executive Officer’s total compensation. This is 98% of the 2017-2018 year-on-year difference in his total compensation.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Alex Gorsky	2017	$1,600,000	$12,354,361	$5,054,398	$3,598,382	$6,959,144	$236,279	$29,802,564
Chairman, CEO	2016	1,600,000	10,608,901	4,118,398	4,652,556	5,663,771	228,094	26,871,720
	2015	1,613,462	10,693,427	4,562,998	4,009,536	2,714,268	202,175	23,795,866
Dominic Caruso	2017	932,600	4,263,779	1,756,706	2,156,680	2,467,265	159,172	11,736,202
EVP, CFO	2016	909,500	3,624,523	1,425,643	2,758,967	2,475,956	110,240	11,304,829
	2015	922,577	3,497,099	1,458,603	2,772,796	925,536	112,789	9,689,400
Sandra Peterson	2017	1,057,500	12,027,780	1,859,996	1,270,000	832,000	128,780	17,176,056
EVP, Group Worldwide Chairman	2016	963,462	3,897,074	1,539,002	1,600,000	592,000	141,246	8,732,784
	2015	908,654	3,504,177	1,574,621	1,125,000	367,000	147,000	7,626,452
Joaquin Duato	2017	897,254	11,483,016	1,650,003	1,928,262	3,329,047	71,726	19,359,308
EVP, Worldwide Chairman Pharmaceuticals	2016	875,000	3,198,483	1,260,002	2,158,006	2,535,760	77,278	10,104,529

Paulus Stoffels	2017	1,173,023	4,630,306	1,859,996	2,139,188	3,335,134	443,139	13,580,786
EVP, CSO	2016	1,144,000	4,383,454	1,750,317	2,425,461	2,642,012	380,232	12,725,476
	2015	1,158,385	4,208,874	1,823,246	2,172,098	1,022,024	401,118	10,785,745
Salary (Column C)
Column C includes the base salaries paid for the year.
U.S. salaried employees are paid on a bi-weekly schedule. In 2015, there were 27 pay periods rather than the usual 26 pay periods. So, salaries earned in 2015 were higher than each executive’s annualized base salary due to the additional pay period.
Stock Awards (Column D)
Column D includes the grant date fair value of Performance Share Unit (PSU) and Restricted Share Unit (RSU) awards. See “Grants of Plan-Based Awards” on page 73 for details on 2017.
PSUs are considered granted when the performance goals are approved (according to US accounting rules). Since we use 3, 1-year sales goals, 7/9ths of the 2017 award and 1/9th of the prior two years' awards are considered granted in 2017 as shown in the following table.

2018 Proxy Statement - 68

PSU Award	Fraction of Award Considered Granted in 2017
	2017 Operational Sales	2017-2019 Cumulative Adjusted Operational EPS	2017-2019 Relative TSR	Total
2017-2019	1/9th	3/9th	3/9th	7/9th
2016-2018	1/9th	N.A.	N.A.	1/9th
2015-2017	1/9th	N.A.	N.A.	1/9th
The following table details the number and value of the PSUs assuming achievement at (i) threshold, (ii) target and (iii) maximum performance (at 200%).

Name	Award	Performance Share Units
		Units			Grant Date Fair Value
		Threshold (#)	Target (#)	Maximum (#)	Threshold ($)	Target ($)	Maximum ($)
A. Gorsky	2017-2019 PSU	0	61,792	123,584	$0	$7,052,445	$14,104,889
	2016-2018 PSU	0	8,216	16,432	0	896,793	1,793,586
	2015-2017 PSU	0	9,213	18,426	0	1,035,532	2,071,064
D. Caruso	2017-2019 PSU	0	21,477	42,954	0	2,451,213	4,902,426
	2016-2018 PSU	0	2,844	5,688	0	310,428	620,857
	2015-2017 PSU	0	2,945	5,890	0	331,015	662,030
S. Peterson	2017-2019 PSU	0	22,740	45,480	0	2,595,362	5,190,723
	2016-2018 PSU	0	3,070	6,140	0	335,097	670,193
	2015-2017 PSU	0	3,179	6,358	0	357,316	714,633
J. Duato	2017-2019 PSU	0	20,172	40,344	0	2,302,271	4,604,541
	2016-2018 PSU	0	2,514	5,028	0	274,408	548,816
	2015-2017 PSU	0	2,726	5,452	0	306,400	612,799
P. Stoffels	2017-2019 PSU	0	22,740	45,480	0	2,595,362	5,190,723
	2016-2018 PSU	0	3,492	6,984	0	381,159	762,318
	2015-2017 PSU	0	3,681	7,362	0	413,741	827,481
Option Awards (Column E)
Column E includes the grant date fair value of stock option awards. See “Grants of Plan-Based Awards” on page 73 for details on 2017.
Non-Equity Incentive Plan Compensation (Column F)
Column F includes the annual performance bonus, Certificates of Long-Term Performance (CLPs) that vested, and dividend equivalents received on vested Certificates of Long-Term Compensation (CLCs) and CLPs.

•
Annual Performance Bonuses: The Board and Committee approved the annual performance bonuses after reviewing performance for the year. We determine the size of the bonuses and pay them out in the first quarter of the year after the performance year.

•
CLCs and CLPs: We stopped granting CLCs and CLPs in 2012. These cash-based long-term incentives have all vested and will be paid out in accordance with their original terms. The values of CLCs and CLPs are included in several tables in this Proxy Statement. The:

◦	Non-Equity Incentive Plan Compensation column includes the value when they vested and the dividend equivalents paid on vested CLCs and CLPs.

◦
Change in Pension Value and Non-Qualified Deferred Compensation Earnings column includes the annual change in value of vested CLCs and CLPs, but only to extent that the unit values grow at a rate that exceeds a reference rate of return.

◦	Non-Qualified Deferred Compensation table on page 81 includes the value of vested CLCs and CLPs that have not been paid out.

2018 Proxy Statement - 69

The following table details the amounts included in column F.

Non-Equity Incentive Plan Compensation
Name	Year	Annual Performance Bonus ($)	Value of CLP Units that Vested in Fiscal Year ($)	Value of CLC Dividend Equivalents Earned During the Fiscal Year ($)	Value of CLP Dividend Equivalents Earned During the Fiscal Year ($)	Total ($)
A. Gorsky	2017	$3,080,000	$0	$398,400	$119,982	$3,598,382
	2016	3,780,000	378,529	378,000	116,027	4,652,556
	2015	2,800,000	761,427	354,000	94,109	4,009,536
D. Caruso	2017	1,230,000	0	796,800	129,880	2,156,680
	2016	1,534,800	342,568	756,000	125,599	2,758,967
	2015	1,136,900	824,240	708,000	103,656	2,772,796
S. Peterson	2017	1,270,000	0	0	0	1,270,000
	2016	1,600,000	0	0	0	1,600,000
	2015	1,125,000	0	0	0	1,125,000
J. Duato	2017	1,350,000	0	514,600	63,662	1,928,262
	2016	1,400,000	208,193	488,250	61,563	2,158,006

P. Stoffels	2017	1,530,000	0	531,200	77,988	2,139,188
	2016	1,600,000	246,044	504,000	75,417	2,425,461
	2015	1,144,000	494,927	472,000	61,171	2,172,098
Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column G)
Column G includes the increase in the present value of the accrued pension benefit and the above-reference-rate non-qualified deferred compensation earnings.
Change in Pension Value
The change in pension present value is not a current cash payment. The pensions are only paid after retirement.

•	Impact of Service, Pay, and Age: The following factors increased the present values:

◦	Service: An additional year of completed service was included in the calculation of benefits.

◦	Five-Year Average Pay: The five-year average pay increased since the previous fiscal year-end.

◦	Age: Each executive is one year closer to the age when we the assume the pension payments will begin.

•
Impact of Changes in Assumptions: The change in present value is highly sensitive to changes in mortality and interest rate assumptions which can increase or decrease the values. The following table details the changes in actuarial assumptions and their net effect on the change in pension value.

Effect of Change in Actuarial Assumptions on Pension Present Value
Year	Mortality Table	Discount Rate	Net Effect of Changes on Pension Present Value
2017	RP-2014 White Collar Table, Generational Mortality Projection with Scale MMP-2016	3.74%	Increase
2016	RP-2014 Table, Generational Mortality Projection	4.41%	Increase
2015	RP-2014 Table, Generational Mortality Projection	4.73%	Decrease
2014	RP-2014 Table, Generational Mortality Projection	4.28%	N.A.
See “Pension Benefits” on page 80 for details on the pension. See Note 10 to the Consolidated Financial Statements of the 2017 Form 10-K for details on the discount rate.

2018 Proxy Statement - 70

In the table below, we show the 2017 changes in pension value and the impacts of:

•	Service, pay and age

•	Changes in assumptions

Change in Pension Value
Name	Impact of Service, Pay, and Age ($)	Impact of Changes in Assumptions ($)	Total Change in Pension Value ($)
A. Gorsky	$3,936,000	$2,871,000	$6,807,000
D. Caruso	1,390,000	829,000	2,219,000
S. Peterson	577,000	255,000	832,000
J. Duato	1,660,000	1,519,000	3,179,000
P. Stoffels	1,648,000	1,526,000	3,174,000
Above-Reference-Rate Non-Qualified Deferred Compensation Earnings
The above-reference-rate returns on vested CLCs and CLPs are not paid in the current year. They are deferred.

•	The change in the values of the CLCs and CLPs depend on our long-term operational performance.

•	We use 120% of the December applicable federal long-term interest rate (AFR) as the reference rate.

•	Negative figures are not included in the Summary Compensation Table (according to the SEC’s rules).
The following table details the calculation of the above-reference-rate returns on CLCs and CLPs. See page 82 for "Details on CLC and CLP Unit Values".

Above-Reference-Rate Return	CLC	CLP
Beginning of Year Unit Value	$46.55	$5.25
End of Year Unit Value	$48.78	$5.49
Change in Unit Value ($)	$2.23	$0.24
Change in Unit Value (%)	4.79%	4.57%
Reference-Rate	3.16%	3.16%
Above-Reference-Rate Return	1.63%	1.41%
Above reference-rate return included in the Summary Compensation Table	1.63%	1.41%
The table below shows the change in pension values and above-reference-rate amounts for vested CLCs and CLPs included in column G.

Name	Fiscal Year	Change in Pension Value ($)	Above Reference- Rate Calculation for Vested CLCs ($)	Above Reference- Rate Calculation for Vested CLPs ($)	Total ($)
A. Gorsky	2017	$6,807,000	$91,082	$61,062	$6,959,144
	2016	5,012,000	354,676	297,095	5,663,771
	2015	2,667,000	47,268	0	2,714,268
D. Caruso	2017	2,219,000	182,165	66,100	2,467,265
	2016	1,445,000	709,352	321,604	2,475,956
	2015	831,000	94,536	0	925,536
S. Peterson	2017	832,000	0	0	832,000
	2016	592,000	0	0	592,000
	2015	367,000	0	0	367,000
J. Duato	2017	3,179,000	117,648	32,339	3,329,047
	2016	1,920,000	458,123	157,637	2,535,760

P. Stoffels	2017	3,174,000	121,443	39,691	3,335,134
	2016	1,976,000	472,901	193,111	2,642,012
	2015	959,000	63,024	0	1,022,024

2018 Proxy Statement - 71

All Other Compensation (Column H)
Column H includes the value of perquisites and other personal benefits, tax reimbursements, company contributions to our 401(k) and Excess Savings Plans, insurance premiums, and stipends:

Name	Fiscal Year	Perquisite and Other Personal Benefits ($)	Tax Reimbursements ($)	Registrant Contributions to Defined Contribution Plans ($)	Insurance Premiums ($)	Stipend ($)	Total ($)
A. Gorsky	2017	$156,187	$0	$72,000	$8,092	$0	$236,279
	2016	147,865	0	72,000	8,229	0	228,094
	2015	120,941	0	73,904	7,330	0	202,175
D. Caruso	2017	108,753	0	41,967	8,452	0	159,172
	2016	60,824	0	40,927	8,489	0	110,240
	2015	63,179	0	42,281	7,329	0	112,789
S. Peterson	2017	81,193	0	47,587	0	0	128,780
	2016	97,890	0	43,356	0	0	141,246
	2015	105,375	0	41,625	0	0	147,000
J. Duato	2017	31,350	0	40,376	0	0	71,726
	2016	37,903	0	39,375	0	0	77,278

P. Stoffels	2017	61,542	0	52,786	8,811	320,000	443,139
	2016	0	0	51,480	8,752	320,000	380,232
	2015	20,178	0	53,079	7,861	320,000	401,118

Details on All Other Compensation • 2017 Perquisites and Other Personal Benefits Detail
Name	Personal Use of Corporate Aircraft ($)	Value of Car and Driver for Personal Transportation ($)	Home Security Related Costs ($)	Total ($)
A. Gorsky	$95,804	$60,118	$265	$156,187
D. Caruso	59,484	49,269	0	108,753
S. Peterson	57,386	23,807	0	81,193
J. Duato	30,488	862	0	31,350
P. Stoffels	61,356	186	0	61,542

◦
We value perquisites and other personal benefits based on the incremental cost to the company.
◦
We calculate the incremental cost for personal use of company aircraft as the sum of the cost of trip-related crew hotels and meals, in-flight food and beverages, landing and ground handling fees, hangar or aircraft parking costs, fuel costs based on the average annual cost of fuel per mile flown, and other smaller variable costs. Fixed costs such as aircraft purchase costs, maintenance not related to personal trips, and flight crew salaries are not included.
◦
We calculate the incremental cost for company cars and drivers for commutation and other personal transportation as the sum of the cost of fuel, driver overtime fees, and other smaller variable costs. Fixed costs such as car purchase costs, maintenance not related to personal trips, and driver salaries are not included.
◦
Named executive officers are taxed on the imputed income attributable to their personal use of company aircraft and cars and do not receive tax assistance from us with respect to these amounts.
•
Tax Reimbursements: In 2013, the Committee discontinued all non-relocation related tax reimbursement for executive officers.
•
Stipend: We provide Dr. Stoffels an annual stipend of $320,000 to assist him in the payment of foreign taxes. While serving as a member of the Executive Committee, he is considered a U.S. employee even though he is a non-resident of the United States. As a result, he is subject to both U.S. taxation and foreign taxation. He does not receive any other tax equalization assistance.

2018 Proxy Statement - 72

Grants of Plan-Based Awards
In the table below, we show the potential ranges of the 2017 annual performance bonus and the PSUs considered granted in 2017. We also show the RSU and options granted in 2017. We include the grant date fair values of the stock awards and option awards in columns D and E of the Summary Compensation Table on page 68.
For a complete understanding of the table, please read the descriptions of each column that follow the table.

A	B	C	D	E	F	G	H	I	J	K	L	M	N
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Annual Performance Bonus)			Estimated Future Payouts Under Equity Incentive Plan Awards (Performance Share Units)			All other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Closing Market Price on the Grant Date ($)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
A. Gorsky	Bonus		$0	$2,800,000	$5,600,000
	2017-2019 PSU	2/13/2017				0	61,792	123,584					$7,052,445
	2016-2018 PSU	2/13/2017				0	8,216	16,432					896,793
	2015-2017 PSU	2/13/2017				0	9,213	18,426					1,035,532
	RSU	2/13/2017							31,779				3,369,591
	Stock Awards Total												12,354,361
	Option Award	2/13/2017								377,673	$115.67	$115.88	5,054,398
D. Caruso	Bonus		0	1,171,000	2,342,000
	2017-2019 PSU	2/13/2017				0	21,477	42,954					2,451,213
	2016-2018 PSU	2/13/2017				0	2,844	5,688					310,428
	2015-2017 PSU	2/13/2017				0	2,945	5,890					331,015
	RSU	2/13/2017							11,045				1,171,123
	Stock Awards Total												4,263,779
	Option Award	2/13/2017								131,264	115.67	115.88	1,756,706
S. Peterson	Bonus		0	1,340,625	2,681,250
	2017-2019 PSU	2/13/2017				0	22,740	45,480					2,595,362
	2016-2018 PSU	2/13/2017				0	3,070	6,140					335,097
	2015-2017 PSU	2/13/2017				0	3,179	6,358					357,316
	RSU	2/13/2017							82,428				8,740,005
	Stock Awards Total												12,027,780
	Option Award	2/13/2017								138,982	115.67	115.88	1,859,996
J. Duato	Bonus		0	901,300	1,802,600
	2017-2019 PSU	2/13/2017				0	20,172	40,344					2,302,271
	2016-2018 PSU	2/13/2017				0	2,514	5,028					274,408
	2015-2017 PSU	2/13/2017				0	2,726	5,452					306,400
	RSU	2/13/2017							81,107				8,599,937
	Stock Awards Total												11,483,016
	Option Award	2/13/2017								123,291	115.67	115.88	1,650,003
P. Stoffels	Bonus		0	1,178,300	2,356,600
	2017-2019 PSU	2/13/2017				0	22,740	45,480					2,595,362
	2016-2018 PSU	2/13/2017				0	3,492	6,984					381,159
	2015-2017 PSU	2/13/2017				0	3,681	7,362					413,741
	RSU	2/13/2017							11,695				1,240,044
	Stock Awards Total												4,630,306
	Option Award	2/13/2017								138,982	115.67	115.80	1,859,996
Estimated Future Payouts Under Non-Equity Incentive Plan Awards (Columns D through F)
Columns D through F include the threshold, target, and maximum annual performance bonus amounts for 2017 performance. The Board and Committee considered this potential range when they determined the actual annual performance bonuses (included in column F of the “Summary Compensation Table” on page 68).

2018 Proxy Statement - 73

Estimated Future Payouts Under Equity Incentive Plan Awards (Columns G through I)
Columns G through I include the threshold, target, and maximum number of PSUs that were considered granted in 2017. See page 68 for detail on the awards that were considered granted according to U.S. accounting rules.
For actual performance results to date, please see “2017 Update on Performance of Performance Share Unit Awards versus Goals” on pages 52 to 54.
All Other Stock Awards (Column J)
Column J includes the number of RSUs awarded in February 2017 based on 2016 performance. In addition, it includes the special retention awards the Committee granted to Ms. Peterson and Mr. Duato of 70,733 RSUs, each with a fair value on the grant date of $7.5 million.
All Other Option Awards (Columns K through M)
Columns K through M include: the number of stock options awarded in February 2017 based on 2016 performance, their exercise price, and the closing stock price on the date of grant.
The exercise price equals the average of the high and low stock prices on the NYSE on the grant date. The closing price on the grant date was $0.21 higher than the exercise price.
Grant Date Fair Value of Stock and Option Awards (Column N)
Column N includes the grant date fair values of PSUs, RSUs, and stock option awards granted in 2017. We include the grant date fair values of the stock awards and option awards in columns D and E of the Summary Compensation Table on page 68.

2018 Proxy Statement - 74

Details on 2017 Long-Term Incentive Grant Date Fair Values

●
Assumptions used for PSUs, RSUs, and options: We used the same grant date, common stock fair market value and dividend yield assumptions in calculating the fair values of the PSUs, RSUs, and options as shown in the table below.

			Assumptions used in PSUs, RSUs, and Option Fair Value Calculations
			Grant Date		2/13/2017
			Common Stock Fair Market Value (average of the high and low prices on the NYSE)		$115.67
			Dividend yield		2.90%

●
Fair values of RSUs and PSUs tied to 2017 operational sales and 2017-2019 EPS: We calculated the fair value of RSUs and PSUs tied to 2017 operational sales and 2017-2019 EPS based on the common stock fair market value discounted by the expected dividend yield since dividends are not paid prior to vesting. The discount is greater on the awards with more time until vesting since those awards do not receive dividends for a longer period than the awards with less time remaining in the vesting period.

●	PSUs:
	●	2017-2019 PSUs: We calculated the fair value of the 2017-2019 PSUs using the weighted average of the fair values of each component of the award that was considered granted in 2017 as follows:

			2017 – 2019 PSU Fair Value
			Performance Measures	Weight	Fair Value
			2017 Operational Sales	1/9th	$106.032
			2017-2019 EPS	3/9ths	$106.032
			2017-2019 Relative TSR	3/9ths	$124.933
			Weighted Average		$114.132

		●	2017 Operational Sales & 2017-2019 EPS: $106.032 was the fair value of the PSUs tied to 2017 operational sales and 2017-2019 EPS.
		●	2017-2019 Relative TSR: $124.933 was the fair value of the PSUs tied to relative TSR. An independent third party calculated it using a Monte Carlo valuation.
	●	2016-2018 PSUs: $109.152 was the fair value of the PSUs tied to 2017 operational sales.
	●	2015-2017 PSUs: $112.399 was the fair value of the PSUs tied to 2017 operational sales.
●	RSUs: $106.032 was the fair value of the RSUs.
●	Options: $13.383 was fair value of the options. We calculated the option fair value using the Black-Scholes option valuation model using the additional assumptions in the table below.
			2017 Stock Option Fair Value Assumptions
			Exercise Price		$115.67
			Risk Free Rate (Determined based on U.S. Treasury rate of seven years)		2.25%
			Expected Volatility (Calculated using blended historical average volatility and implied volatility on at-the-money, 2-year, traded stock options)		15.30%
			Expected Life (Calculated based on historical data)		7 yrs.

2018 Proxy Statement - 75

Outstanding Equity Awards at Fiscal Year-End
In the table below, we show the outstanding stock options, RSUs, and PSUs as of fiscal year-end 2017. We also show the values of the RSUs and PSUs.

A	B	C	D	E	F	G	H	I	J	K
			Options				Stock Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plans: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Date	Vesting Date	Exercisable	Unexercisable
A. Gorsky	Stock Options
	2/08/2010	2/09/2013	119,770		$62.62	2/07/2020
	1/10/2011	1/11/2014	144,695		62.20	1/08/2021
	1/17/2012	1/18/2015	231,951		65.37	1/17/2022
	1/16/2013	1/17/2016	547,692		72.54	1/13/2023
	2/10/2014	2/11/2017	495,146		90.44	2/09/2024
	2/09/2015	2/10/2018		427,127	100.06	2/09/2025
	2/08/2016	2/08/2019		411,264	101.87	2/08/2026
	2/13/2017	2/13/2020		377,673	115.67	2/13/2027
	RSUs
	2/09/2015	2/09/2018					33,165	$4,633,814
	2/08/2016	2/08/2019					29,579	4,132,778
	2/13/2017	2/13/2020					31,779	4,440,162
	2015-2017 PSU Award
	2/09/2015	2/09/2018					93,120	13,010,726
	2/08/2016	2/09/2018					10,890	1,521,551
	2/13/2017	2/09/2018					8,752	1,222,829
	2016-2018 PSU Award
	2/08/2016	2/08/2019					9,712	1,356,961	49,298	$6,887,917
	2/13/2017	2/08/2019					7,805	1,090,515
	2017-2019 PSU Award
	2/13/2017	2/08/2020					8,385	1,171,552	52,966	7,400,410
D. Caruso	Stock Options
	2/09/2009	2/10/2012	110,578		58.33	2/08/2019
	2/08/2010	2/09/2013	119,770		62.62	2/07/2020
	1/10/2011	1/11/2014	145,447		62.20	1/08/2021
	1/17/2012	1/18/2015	173,702		65.37	1/17/2022
	1/16/2013	1/17/2016	233,846		72.54	1/13/2023
	2/10/2014	2/11/2017	158,277		90.44	2/09/2024
	2/09/2015	2/10/2018		136,535	100.06	2/09/2025
	2/08/2016	2/09/2019		142,365	101.87	2/08/2026
	2/13/2017	2/13/2020		131,264	115.67	2/13/2027
	RSUs
	2/09/2015	2/09/2018					10,601	1,481,172
	2/08/2016	2/08/2019					10,239	1,430,593
	2/13/2017	2/13/2020					11,045	1,543,207
	2015-2017 PSU Award
	2/09/2015	2/09/2018					29,767	4,159,045
	2/08/2016	2/09/2018					3,481	486,365
	2/13/2017	2/09/2018					2,798	390,937
	2016-2018 PSU Award
	2/08/2016	2/08/2019					3,362	469,739	17,066	2,384,462
	2/13/2017	2/08/2019					2,702	377,523
	2017-2019 PSU Award
	2/13/2017	2/13/2020					2,916	407,424	18,408	2,571,966

2018 Proxy Statement - 76

A	B	C	D	E	F	G	H	I	J	K
			Options				Stock Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plans: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Date	Vesting Date	Exercisable	Unexercisable
S. Peterson	Stock Options
	1/16/2013	1/17/2016	61,538		$72.54	1/13/2023
	2/10/2014	2/11/2017	162,509		90.44	2/09/2024
	2/09/2015	2/10/2018		147,395	100.06	2/09/2025
	2/08/2016	2/09/2019		153,685	101.87	2/08/2026
	2/13/2017	2/13/2020		138,982	115.67	2/13/2027
	RSUs
	2/09/2015	2/09/2018					11,445	$1,599,095
	2/08/2016	2/08/2019					11,053	1,544,325
	2/13/2017	2/13/2020					70,733	9,882,815
	2/13/2017	2/13/2020					11,695	1,634,025
	2015 - 2017 PSU Award
	2/09/2015	2/09/2018					32,134	4,489,762
	2/08/2016	2/09/2018					3,758	525,068
	2/13/2017	2/09/2018					3,020	421,954
	2016 - 2018 PSU Award
	2/08/2016	2/08/2019					3,630	507,184	18,422	$2,573,922
	2/13/2017	2/08/2019					2,917	407,563
	2017 - 2019 PSU Award
	2/13/2017	2/13/2020					3,088	431,455	19,490	2,723,143
J. Duato	Stock Options
	2/09/2009	2/10/2012	5,130		58.33	2/08/2019
	1/10/2011	1/11/2014	19,293		62.20	1/08/2021
	1/17/2012	1/18/2015	100,000		65.37	1/17/2022
	1/16/2013	1/17/2016	148,538		72.54	1/13/2023
	2/10/2014	2/11/2017	130,969		90.44	2/09/2024
	2/09/2015	2/10/2018		126,369	100.06	2/09/2025
	2/08/2016	2/09/2019		125,824	101.87	2/08/2026
	2/13/2017	2/13/2020		123,291	115.67	2/13/2027
	RSUs
	2/09/2015	2/09/2018					9,812	1,370,933
	2/08/2016	2/08/2019					9,049	1,264,326
	2/13/2017	2/13/2020					70,733	9,882,815
	2/13/2017	2/13/2020					10,374	1,449,455
	2015 - 2017 PSU Award
	2/09/2015	2/09/2018					27,549	3,849,146
	2/08/2016	2/09/2018					3,222	450,178
	2/13/2017	2/09/2018					2,590	361,875
	2016 - 2018 PSU Award
	2/08/2016	2/08/2019					2,972	415,248	15,082	2,107,257
	2/13/2017	2/08/2019					2,388	333,651
	2017 - 2019 PSU Award
	2/13/2017	2/13/2020					2,738	382,553	17,290	2,415,759

2018 Proxy Statement - 77

A	B	C	D	E	F	G	H	I	J	K
			Options				Stock Awards
			Number of Securities Underlying Unexercised Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plans: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Grant Date	Vesting Date	Exercisable	Unexercisable
P. Stoffels	Stock Options
	2/10/2014	2/11/2017	155,342		$90.44	2/09/2024
	2/09/2015	2/10/2018		170,668	100.06	2/09/2025
	2/08/2016	2/09/2019		174,787	101.87	2/08/2026
	2/13/2017	2/13/2020		138,982	115.67	2/13/2027
	RSUs
	2/09/2015	2/09/2018					13,252	$1,851,569
	2/08/2016	2/08/2019					12,571	1,756,420
	2/13/2017	2/13/2020					11,695	1,634,025
	2015 - 2017 PSU Award
	2/09/2015	2/09/2018					37,208	5,198,702
	2/08/2016	2/09/2018					4,352	608,061
	2/13/2017	2/09/2018					3,497	488,601
	2016 - 2018 PSU Award
	2/08/2016	2/08/2019					4,128	576,764	20,952	$2,927,413
	2/13/2017	2/08/2019					3,317	463,451
	2017 - 2019 PSU Award
	2/13/2017	2/13/2020					3,088	431,455	19,490	2,723,143
Note: The PSUs that have been earned based on performance to date are included in columns H and I. See “2017 Update on Performance of Performance Share Unit Awards Versus Goals” on page 52 for details.
Market Value of Shares or Units of Stock That Have Not Vested (Columns I and K)
We calculated the market values of unvested PSUs and RSUs included in columns I and K using the closing price of our common stock on the NYSE on December 29, 2017, which was the last business day of fiscal 2017, of $139.72.

2018 Proxy Statement - 78

Option Exercises and Stock Vested
In the table below, we show how many stock options each executive exercised in 2017 and the value received from exercising them. We also show how many PSUs and RSUs vested in 2017 and their value when they vested.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized Upon Vesting ($)
A. Gorsky	0	$0	151,654	$17,523,609
D. Caruso	82,591	6,067,135	48,478	5,601,630
S. Peterson	0	0	49,773	5,751,267
J. Duato	50,000	3,193,720	40,114	4,635,170
P. Stoffels	102,692	6,445,977	123,070	16,031,788

2018 Proxy Statement - 79

Pension Benefits
In the table below, we show the present value of pension benefits as of year-end 2017. For a complete understanding of the table, please read the description of the pension benefits that follow the table.

			Present Value of Accumulated Benefit
Name	Number of Years Credited Service (#)	Normal Retirement Age	Salaried Pension Plan ($)	Excess Pension Plan ($)	Total ($)
A. Gorsky	25.41	62	$1,293,000	$24,817,000	$26,110,000
D. Caruso	18.00	62	994,000	8,682,000	9,676,000
S. Peterson	5.08	62	268,000	2,248,000	2,516,000
J. Duato	28.25	62	1,320,000	10,624,000	11,944,000
P. Stoffels	24.33	62	1,134,000	10,998,000	12,132,000
We calculated the present values included in the table using the same assumptions we used for the pension liabilities included in our 2017 Annual Report. We used a discount rate of 3.74% and mortality assumptions according to the RP-2014 White Collar table with generational improvements projected according to Scale MMP-2016.
The named executive officers participate in the same defined benefit pension plans provided to other U.S. non-union employees hired before January 1, 2015. We did not make any payments to our named executive officers from our pension plans in 2017.
We describe our U.S. pension formula and pension plans below:

•	U.S. Pension Formula: Our U.S. pension formula determines a monthly annuity amount payable for life.

•
Retirement Age: At age 62 employees can begin receiving unreduced pension payments. At age 55 they can begin receiving reduced pension benefits. If an employee begins receiving his or her pension before age 62, the pension is reduced by 4% per year for each year before age 62.

•	Monthly Annuity Amount: We calculate the monthly annuity amount as:

(1)	Final average earnings multiplied by 1.667%, multiplied by years of service prior to 2005, plus

(2)	Final average earnings multiplied by 1.55%, multiplied by years of service after 2004, minus

(3)	Age 65 Social Security benefits multiplied by 1.429%, multiplied by total years of service.

•
Final Average Earnings: Final average earnings is the average of the highest consecutive 60 months out of the last 120 months of pay. Pay includes: base salary, bonus, and dividend equivalents paid or deferred on unvested CLCs for years prior to 2009.

•	Benefits Paid as an Annuity: Pension benefits must be taken in the form of an annuity, except the Belgian portion of Dr. Stoffels’ benefit which is payable as a lump sum at retirement.

•	Pension Plans: We pay our U.S. pensions from the Salaried and Excess Pension Plans as follows:

•	Salaried Pension Plan: The Salaried Pension Plan applies the U.S. pension formula to pay up to the IRS’s covered compensation limit. The limit was $270,000 in 2017.

•
Excess Pension Plan: The Excess Pension Plan uses the U.S. pension formula without applying the IRS pay limits. Its payments are reduced by amounts paid from the Salaried Pension Plan. U.S. non-union employees participate in the Excess Pension Plan if their covered compensation exceeds the IRS limit.

•
Offset for non-U.S. Pensions: Because Dr. Stoffels has worked in both Belgium and the U.S., his pension includes benefits from both the U.S. and Belgian Plans. The U.S. portion is calculated using the U.S. formula above for all service and subtracting the amount earned in the Belgian Plan. This treatment of service rendered outside the U.S. applies to all participants in the Salaried Plan who were hired before January 1, 2015 and who earned company service outside the U.S. before joining the U.S. pension plan on, or before, July 1, 2015.

2018 Proxy Statement - 80

Non-Qualified Deferred Compensation
In the table below, we show our named executive officers’ year-end non-tax-qualified compensation deferral plan balances. We also show how much they and the company contributed to the plans and the earnings on the deferred compensation during the year. For a complete understanding of the table, please read the descriptions of the columns that follow the table.

A	B	C	D	E
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Balance at Last FYE ($)
A. Gorsky	$0	$59,850	$565,095	$11,006,891
D. Caruso	0	29,817	1,228,208	19,110,703
S. Peterson	0	35,437	27,605	188,123
J. Duato	0	28,226	503,701	10,295,972
P. Stoffels	0	40,636	545,505	11,129,104
Executive Contributions in Last Fiscal Year (Column B)
Column B includes the amount the named executive officers deferred under the Executive Income Deferral Plan. This plan allows eligible employees to defer up to 50% of their base salary and 100% of their annual performance bonus.
Registrant Contributions in Last Fiscal Year (Column C)
Column C includes company contributions to the named executive officer’s Excess Savings Plan accounts.
Aggregate Earnings in Last Fiscal Year (Column D)
Column D includes earnings on the Executive Income Deferral Plan and Excess Savings Plan. It also includes the change in value on vested CLCs and CLPs. We show each of these amounts and the total earnings in the table below. See details on CLC and CLP unit values on page 82.

Name	Earnings / (Losses) on Executive Income Deferral Plan ($)	Earnings / (Losses) Excess Savings Plan ($)	Change in Value of Vested CLCs ($)	Change in Value of Vested CLPs ($)	Total ($)
A. Gorsky	$0	$99,722	$267,600	$197,773	$565,095
D. Caruso	388,891	90,029	535,200	214,088	1,228,208
S. Peterson	0	27,605	0	0	27,605
J. Duato	0	53,113	345,650	104,938	503,701
P. Stoffels	0	60,153	356,800	128,552	545,505

2018 Proxy Statement - 81

Aggregate Balance at Last Fiscal Year-End (Column E)
Column E includes the Executive Income Deferral Plan and Excess Savings Plan balances. It also includes the value of all vested CLCs and CLPs (calculated using the end of year unit values). See details on CLC and CLP unit values below.

Name	Executive Income Deferral Plan Balance ($)	Excess Savings Plan Balance ($)	Value of Vested CLCs ($)	Value of Vested CLPs ($)	Total ($)
A. Gorsky	$0	$629,229	$5,853,600	$4,524,062	$11,006,891
D. Caruso	1,951,996	554,235	11,707,200	4,897,272	19,110,703
S. Peterson	0	188,123	0	0	188,123
J. Duato	0	334,624	7,560,900	2,400,448	10,295,972
P. Stoffels	0	383,668	7,804,800	2,940,636	11,129,104

•	No 2017 Withdrawals: None of the named executive officers received any payments from our non-tax-qualified deferred compensation plans in 2017.

•	Executive Income Deferral Plan: Our executive officers can defer up to 50% of their base salary and 100% of their performance bonuses under the Executive Income Deferral Plan.

◦
Earnings: The deferred amounts are credited with earnings equal to the return on: Johnson & Johnson common stock, one-year Treasury Bills, or the investment options within our 401(k) Savings Plan. The participant elects the allocation among these alternatives.

For 2017, the return on our common stock for these participants was 24.88%. None of the named executive officers had amounts allocated to the one-year Treasury Bill alternative in 2017.

◦
Distribution: Amounts deferred after 2004 are paid on the later of six months after termination or January of the year following termination. Amounts deferred before 2005 can be paid up to 10 years after termination and be paid as a lump sum or in up to 15 annual installments.

•
Excess Savings Plan: Our 401(k) Savings Plan provides a matching contribution of 4.5% of base salary to employees who contribute at least 6% of base salary. The base salary covered under this plan is limited by the IRS’s covered compensation limit. The limit was $270,000 in 2017. The Excess Savings Plan credits an unfunded account with 4.5% of the amount of the base salary over the IRS limit.

◦	Earnings: The accounts are credited with earnings equal to the return on the Balanced Fund investment option within our 401(k) Savings Plan. In 2017, the rate of return was 20.31%.

◦	Distribution: Account balances will be paid out in a lump sum, six months after termination, unless the participant made an irrevocable deferral or installment election before December 15, 2008.

Details on CLC and CLP Unit Values The following table includes the beginning and end of year CLC and CLP unit values. It also includes the change in unit values during the year.
	Unit Values and Change in Values	CLC ($)	CLP ($)
	Beginning of Year Unit Value	$46.55	$5.25
	End of Year Unit Value	48.78	5.49
	Change in Unit Value	2.23	0.24

●
Impact of 2017 Tax Legislation: The Board approved amortizing the impact of the 2017 enacted tax legislation on the CLC and CLP values over 8 years consistent with the IRS payment duration (8% per year in years 1 through 5; 15% in year 6; 20% in year 7 and 25% in year 8). If the impact of the tax legislation were not amortized, the 2017 end of year CLC value would have been $40.65 and the 2017 end of year CLP value would have been $4.59.

2018 Proxy Statement - 82

Potential Payments Upon Termination
We pay earned and unpaid compensation to our employees upon termination as described below. In addition, depending upon the circumstances of the termination and the employee’s age and years of service, we pay severance, provide continued health benefit coverage, and provide continued vesting in equity incentives as described below. We have no change-in-control benefits.

•
Earned but Unpaid Compensation: Upon any termination of employment as of year-end 2017, employees would receive their annual performance bonus and vested non-qualified deferred compensation. They would also be entitled to their pension benefits upon retirement. If a named executive officer had terminated as of year-end 2017, he or she would have received his or her:

◦
Earned but unpaid annual performance bonuses for 2017. An employee must be employed through the end of the year to be eligible for a non-pro-rated bonus. However, in case of involuntary termination for cause, these amounts would be forfeited. See the “Non-Equity Incentive Plan Compensation” table on page 70 for the bonus amounts.

◦	Vested non-qualified deferred compensation balances. See the “Non-Qualified Deferred Compensation” table on page 81 for the year-end balances.

◦	Pension benefits upon retirement. See “Pension Benefits” on page 80 for details.

•
Severance, Healthcare Coverage, and Equity Incentives: In the table below, we show the value of cash severance, continued healthcare coverage, and continued vesting in equity incentives as if the named executive officers had terminated as of year-end 2017 under the circumstances shown below. For a complete understanding of the table please read the descriptions of the types of payments that follow the table.

•
No Change-in-Control Benefits: We do not have any change-in-control agreements or arrangements in place for any of our named executive officers. In addition, there are no change-in-control provisions in any of our compensation plans or instruments.

Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination Without Cause ($)	Involuntary Termination with Cause ($)	Death ($)	Disability ($)
A. Gorsky	Cash Severance	$0	$1,600,000	$0	$0	$0
	Healthcare Coverage	248,000	251,000	248,000	128,000	292,000
	Equity Incentives	92,073,285	92,073,285	0	92,073,285	92,073,285
	Total	92,321,285	93,924,285	248,000	92,201,285	92,365,285
D. Caruso	Cash Severance	0	1,152,985	0	0	0
	Healthcare Coverage	172,000	176,000	172,000	90,000	211,000
	Equity Incentives	30,917,509	30,917,509	0	30,917,509	30,917,509
	Total	31,089,509	32,246,494	172,000	31,007,509	31,128,509
S. Peterson	Cash Severance	0	1,072,500	0	0	0
	Healthcare Coverage	0	14,000	0	4,000	242,000
	Equity Incentives	0	0	0	43,082,053	43,082,053
	Total	0	1,086,500	0	43,086,053	43,324,053
J. Duato	Cash Severance	0	970,631	0	0	0
	Healthcare Coverage	243,000	251,000	243,000	123,000	293,000
	Equity Incentives	28,296,365	28,296,365	0	38,179,180	38,179,180
	Total	28,539,365	29,517,996	243,000	38,302,180	38,472,180
P. Stoffels	Cash Severance	0	1,178,300	0	0	0
	Healthcare Coverage	241,000	249,000	241,000	122,000	292,000
	Equity Incentives	36,782,026	36,782,026	0	36,782,026	36,782,026
	Total	37,023,026	38,209,326	241,000	36,904,026	37,074,026

2018 Proxy Statement - 83

Cash Severance
Our Severance Pay Plan provides benefits to certain full-time U.S. employees who are involuntarily terminated. We provide two weeks base salary for each year of service, with guaranteed minimums based on an employee’s level. The minimum for our named executive officers is 52 weeks of base salary. We pay severance according to our normal payroll cycle. We do not pay severance as a lump-sum payment.
In the table below, we show how the “Cash Severance” amounts in the preceding table were calculated.

Name	Salary Rate as of Year End ($)	Years of Eligible Service (#)	Weeks of Base Salary Continuation			Total Amount of Cash Severance ($)
			Accrued (#)	Minimum (#)	Final (#)
A. Gorsky	$1,600,000	9	18	52	52	$1,600,000
D. Caruso	936,800	32	64	52	64	1,152,985
S. Peterson	1,072,500	5	10	52	52	1,072,500
J. Duato	901,300	28	56	52	56	970,631
P. Stoffels	1,178,300	20	40	52	52	1,178,300
Healthcare Coverage
Upon termination of employment, all non-union U.S. employees receive continued healthcare coverage that varies based upon the termination circumstances. The “Healthcare Coverage” amounts in the table on page 83 are the present values of continued healthcare coverage. The values vary based upon the termination circumstances as follows:

Healthcare Coverage	Eligibility	Eligible Named Executive Officers	Voluntary Termination	Involuntary Termination Without Cause	Involuntary Termination with Cause	Death	Disability
Retiree	Employees age 55 with ten years of service	Gorsky Caruso Duato Stoffels	✓	✓ Begins at the end of the cash severance period	✓	✓ Coverage for Dependents	✓
Separation	Employees between ages 50 and 54 with ten years of service who are involuntarily terminated without cause		Not Applicable	✓ Begins at the earlier of the end of the cash severance period or 52 weeks and ends at age 65	Not Applicable	Not Applicable	Not Applicable
Active-employee	All Employees	Peterson	No continued coverage	✓ While on severance - up to 52 weeks	No continued coverage	✓ Coverage for Dependents for 6 months	✓ While on Long-term disability
Equity Incentives
The “Equity Incentive” amounts in the table on page 83 are the value of unvested equity incentives as of year-end 2017. The values vary based upon the termination circumstances as described under “Long-Term Incentive Vesting and Treatment upon Termination” on page 59.
The special retention award of 70,733 RSUs granted to Mr. Duato on February 13, 2017 is not eligible for qualifying separation treatment. Therefore, its value is not included in the "voluntary termination" and "involuntary termination without cause" scenarios.

2018 Proxy Statement - 84

Ratio of the Annual Total Compensation of the Median-Paid Employee to the CEO
The annual total compensation of our median-paid employee on a worldwide basis for 2017 was $66,000. The annual total compensation of our Chief Executive Officer for 2017 was $29,802,564. The ratio of the two amounts for 2017 is 452 to 1. For a complete understanding of these amounts, please read the descriptions below.
We used the following methodology and assumptions to calculate the annual total compensation of the median-paid employee:

•	We gathered payroll data from 20 countries around the world, which account for 80% of our employees.

•
We assumed that employees not included in this database are paid less than the median. This is a conservative assumption. If any of the employees assumed to be below the median were paid higher than the calculated median, the actual median would be higher.

•
We calculated the annual total compensation and ranked our employees using their taxable cash earnings, which includes: salary, wages (regular, hourly, overtime, shift differentials), commissions, bonuses, other miscellaneous cash earnings, and the estimated value of the company-provided pension earned during 2017 (using an estimated percentage of salary for each country where we have a company-provided pension).

•	We counted down from the top to identify the median-paid employee. At least 50% of our employees have annual total compensation amounts higher than the amount shown in the table.

•	We rounded the annual total compensation of the median-paid employee to the nearest thousand dollars.
The annual total compensation of our Chief Executive Officer for 2017 is as reported in the Summary Compensation Table on page 68. The ratio of the Annual Total Compensation of the Median-Paid Employee to the CEO is calculated by dividing the annual total compensation of our Chief Executive Officer by that of our median-paid employee. Because the annual total compensation of the median-paid employee is a conservative estimate (as described above), the pay ratio is also a conservative estimate - the actual ratio could be lower, but not higher.

2018 Proxy Statement - 85

Audit Committee Report
The Audit Committee reports to and acts on behalf of the Board of Directors of the company by providing oversight of the financial management, internal auditors, independent auditor and financial reporting controls and accounting policies and procedures of the company. The company’s management is responsible for preparing the company’s financial statements and systems of internal control and the independent auditor is responsible for auditing those financial statements and expressing its opinion as to whether the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the company in conformity with generally accepted accounting principles. The Audit Committee is responsible for overseeing the conduct of these activities by the company’s management and the independent auditor.
In this context, the Audit Committee has met and held discussions with management and the internal and independent auditors (including private sessions with the Vice President, Internal Audit, the independent auditor, the Chief Financial Officer, and the General Counsel at each Audit Committee meeting). Management represented to the Audit Committee that the company’s consolidated financial statements as of and for the fiscal year ended December 31, 2017 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor.

The Audit Committee has discussed with the independent auditor matters required to be discussed by the applicable Auditing Standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee and the independent auditor have discussed the auditor’s independence from the company and its management, including the matters in those written disclosures. Additionally, the Audit Committee considered the non-audit services provided by the independent auditor and the fees and costs billed and expected to be billed by the independent auditor for those services (as shown on page 87 of this Proxy Statement). All of the non-audit services provided by the independent auditor since February 10, 2003, and the fees and costs incurred in connection with those services, have been pre-approved by the Audit Committee in accordance with the Audit and Non-Audit Services Pre-Approval Policy, as adopted by the Audit Committee. (This policy is discussed in further detail on page 88 of this Proxy Statement.) When approving the retention of the independent auditor for these non-audit services, the Audit Committee has considered whether the retention of the independent auditor to provide those services is compatible with maintaining auditor independence.

In reliance on the reviews and discussions with management and the independent auditor referred to above, the Audit Committee believes that the non-audit services provided by the independent auditor are compatible with, and did not impair, auditor independence.
The Audit Committee also has discussed with the company’s internal and independent auditors, with and without management present, their evaluations of the company’s internal accounting controls and the overall quality of the company’s financial reporting.
In further reliance on the reviews and discussions with management and the independent auditor referred to above, the Audit Committee recommended to the Board of Directors on February 21, 2018, and the Board has approved, the inclusion of the audited financial statements in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.
D. Scott Davis, Chairman
Ian E. L. Davis
Anne M. Mulcahy
William D. Perez

2018 Proxy Statement - 86

Item 3. Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee oversees the qualifications,
independence and performance of the independent
auditor and has the ultimate responsibility to
appoint, retain, compensate, evaluate and, when
appropriate, terminate the independent auditor.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the company’s financial statements. The Audit Committee has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company and its subsidiaries for the fiscal year 2018. Shareholder ratification of the appointment is not required under the laws of the State of New Jersey, but as a matter of good corporate governance, the Board has decided to ascertain the position of the shareholders on the appointment at the Annual Meeting. The affirmative vote of a majority of the votes cast at the meeting is required for ratification. The Audit Committee will reconsider the appointment if it is not ratified.
During fiscal years 2017 and 2016, PricewaterhouseCoopers LLP not only acted as the independent registered public accounting firm for the company and its subsidiaries (work related to the integrated audit of our consolidated financial statements and internal control over financial reporting), but also rendered other services on behalf of the company and its subsidiaries.
Rules enacted under the Sarbanes-Oxley Act prohibit an independent auditor from providing certain non-audit services for an audit client. PricewaterhouseCoopers LLP has provided services in accordance with applicable rules and regulations. It is expected that PricewaterhouseCoopers LLP will continue to provide certain accounting, additional audit, tax and other services to the company and its subsidiaries, which are permitted under applicable rules and regulations.
PricewaterhouseCoopers LLP and its predecessors have served as Johnson & Johnson's independent auditor since at least 1920. The Audit Committee believes that this long tenure results in higher quality audit work and greater operational efficiencies by leveraging PricewaterhouseCoopers LLP's deep institutional knowledge of Johnson & Johnson's global operations and businesses, accounting policies and practices, and internal controls. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the company’s independent registered public accounting firm. In addition, in conjunction with the mandated rotation of the audit firm’s lead engagement partner every five years, the Audit Committee and its chairperson are directly involved in the selection of PricewaterhouseCoopers LLP’s new lead engagement partner.
The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the company’s independent registered public accounting firm is in the best interests of the company and its shareholders.
The Audit Committee is responsible for the audit fee negotiations associated with the retention of PricewaterhouseCoopers LLP. The table below sets forth the aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for 2017 and 2016 for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table.

Actual Fees (1)	2017	2016
Audit Fees	$42,560	$36,700
Audit-Related Fees	25,560	22,915
Total Audit and Audit-Related Fees	68,120	59,615
Tax Fees	3,080	3,435
All Other Fees	60	132
Total Fees	$71,260	$63,182
(1) Dollars in thousands

2018 Proxy Statement - 87

Audit Fees – Consists of professional services rendered for the audit of our consolidated financial statements, quarterly reviews, statutory audits, issuance of comfort letters and consents and assistance with, and review of, documents filed with the SEC.
Audit-Related Fees – Consists of assurance and related services related to employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultation and audits in connection with acquisitions and dispositions, system pre-implementation reviews, internal control reviews, attest services that are not required by statute or regulation, advice as to the preparation of statutory financial statements, and consultations concerning financial accounting and reporting standards.
Tax Fees – Consists of tax compliance (review and preparation of corporate and expatriate tax returns, assistance with tax audits, review of the tax treatments for certain expenses, and transfer pricing documentation for compliance purposes relating to acquisitions), state and local tax planning, and consultations with respect to various domestic and international tax matters.
All Other Fees – Consists of fees not included in the Audit, Audit-Related or Tax categories and includes reviews for compliance with various government regulations relating to the healthcare industry and privacy standards, supply chain operational reviews and risk management reviews and assessments.
Pre-Approval of Audit and Non-Audit Services
Under the Audit and Non-Audit Services Pre-Approval Policy, as adopted by the Audit Committee in 2003, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The Policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The Policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services.
Each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor, and the projected fees, for audit services, audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current year. In addition, the following specific routine and recurring other services also may be pre-approved generally for the current year: audits or reviews of third parties to assess compliance with contracts; risk management reviews and assessments; healthcare compliance reviews; and other regulatory matters and certain projects to evaluate systems security.
The fee amounts approved at such meeting are updated to the extent necessary at the regularly scheduled meetings of the Audit Committee during the year. Additional pre-approval is required if actual fees for any service exceed the originally pre-approved amount by 5%, excluding the impact of currency.
If we want to engage the independent auditor for other services that are not considered subject to general pre-approval as described above, then the Audit Committee must approve such specific engagement, as well as the projected fees. Additional pre-approval is required before any fees can exceed those fees approved for any such specifically-approved services.
If we wish to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. If the timing of the project requires an expedited decision, then we may ask the Chairman of the Audit Committee to pre-approve such engagement. Any such pre-approval by the Chairman is then reported to the other Committee members at the next Committee meeting. In any event, pre-approval of any engagement by the Audit Committee or the Chairman of the Audit Committee is required before the independent auditor may commence any engagement.
In 2017, there were no fees paid to PricewaterhouseCoopers under a de minimis exception to the rules that waives pre-approval for certain non-audit services.
Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting of Shareholders and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareholders during the meeting.
The Board of Directors recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2018.

2018 Proxy Statement - 88

Item 4: Shareholder Proposal – Accounting for Litigation and Compliance In Executive Compensation Performance Measures
The following shareholder proposal has been submitted to the company for action at the meeting by The City of Philadelphia Public Employees Retirement System, Two Penn Center Plaza, 16th Floor, Philadelphia, PA 19102-1712, a beneficial owner of in excess of $2,000 worth of shares of the company’s common stock. The affirmative vote of a majority of the shares voted at the meeting is required for approval of the shareholder proposal. The text of the proposal follows:
RESOLVED that shareholders of Johnson & Johnson ("JNJ") urge the Board of Directors to adopt a policy that no financial performance metric shall be adjusted to exclude Legal or Compliance Costs when evaluating performance for purposes of determining the amount or vesting of any senior executive Compensation award. "Legal or Compliance Costs" are expenses or charges associated with any investigation, litigation or enforcement action related to drug manufacturing, sales, marketing or distribution, including legal fees; amounts paid in fines, penalties or damages; and amounts paid in connection with monitoring required by any settlement or judgment of claims of the kind described above. "Incentive Compensation" is compensation paid pursuant to short-term and long-term incentive compensation plans and programs. The policy should be implemented in a way that does not violate any existing contractual obligation of the Company or the terms of any compensation or benefit plan.
SUPPORTING STATEMENT
As JNJ shareholders, we support compensation arrangements that incentivize senior executives to drive growth while safeguarding company operations and reputation over the long-term. JNJ adjusts certain financial metrics when calculating progress on goals for the purposes of awarding incentive compensation. While some adjustments may be appropriate, we believe senior executives should not be insulated from legal risks, particularly on matters of import.
President Trump has recently declared the opioid epidemic a public health emergency. According to pages 79-80 of the Company's 2017 10-K, JNJ has been named in several lawsuits relating to the marketing of opioid pharmaceuticals and has been subpoenaed by other states for similar claims. Attorneys general of 41 states have opened an investigation of opioid makers and distributors that includes JNJ's subsidiary Janssen Pharmaceuticals.
We believe the opioid emergency presents a heightened level of risk for JNJ investors. We also believe JNJ is well positioned to incentivize senior executives to mitigate these risks by ensuring their compensation is tied to effective management of this crisis. As it is structured now, JNJ may insulate senior executives from legal risks by removing associated costs from the metrics that determine their incentive compensation.
JNJ uses adjusted earnings per share ("EPS") and adjusted operational EPS for incentive compensation according to page 42 of the 2017 proxy statement. The adjusted figures are non-GAAP financial measures whose calculations may exclude litigation.
We believe a superior approach to measuring EPS and operational EPS is to include Legal and Compliance Costs, particularly those associated with opioid litigation.
We urge shareholders to vote for this proposal.

2018 Proxy Statement - 89

Board’s Statement in Opposition to Shareholder Proposal
The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

For 75 years, Johnson & Johnson has been guided by our Credo in every aspect of our business, including in determining compensation for our employees and executives. We design our executive compensation programs to attract, develop and retain effective global business leaders who demonstrate both strong performance and Credo values to build long term value for our shareholders. The performance of each executive is measured against a set of financial and strategic goals for the Company, as well as financial and strategic goals aligned to the executive’s business sector or function. These goals ensure that our leaders consider not only their individual results, but also the ways they can contribute to the long-term value of Johnson & Johnson. In addition, we evaluate the decisions and behavior of each executive to ensure that our executives are leading in a manner that is consistent with the values embodied in the Credo. We believe that by considering individual results, Company performance and Credo values, our incentive compensation programs are appropriately designed to align the interests of our senior executives with the long-term interests of our shareholders.
As a healthcare market leader with a broad range of products and a deep commitment to research and development, we make product quality and compliant marketing and commercial practices our top business priority. We carefully consider these core Credo values when evaluating executive performance. In the ordinary course of business, the Company and its subsidiaries are subject to claims and lawsuits involving various issues, and we are committed to ensuring and defending the safety and quality of our products. We have strong internal compliance programs and rigorous, independent quality and safety review processes, all designed to ensure compliant business practices and high quality products. These programs and processes, which support our core Credo values, help mitigate compliance risk and litigation exposure.
While we have sincere sympathy for individuals and families facing medical and health conditions and deep respect for the legal process, the litigation landscape is complex and driven by a number of external factors. In connection with the concerns about opioids, we have always been committed to ensuring our medicines are used correctly. We provide important information about their risks and benefits on every product label, and we’ve established educational programs intended to result in healthier patients and reduced rates of abuse and addiction. Janssen pain medicines were designed to prevent and deter abuse, and our medicines have some of the lowest rates of abuse among prescription opioid pain medications. In fact, Janssen no longer develops or promotes opioid-based pain medicines and since 2008, the volume of our prescription opioids always has amounted to less than one percent of the total prescriptions written per year for opioid medications in the U.S. Responsibly used opioid-based pain medications play a critical role in helping doctors and patients manage the debilitating effects of serious pain.
In consideration of this complexity, we believe that our approach to incentive compensation for our senior executives, which considers individual results, Company performance and the values set forth in the Credo, is an appropriate way to align the interests of our senior executives with the long-term interest of our shareholders. Further, we believe that it is essential that the Board maintain flexibility to assess whether or not legal and compliance costs should impact the compensation of specific executives.

It is, therefore, recommended that shareholders vote AGAINST this proposal.

2018 Proxy Statement - 90

Item 5: Shareholder Proposal – Amendment to Shareholder Ability to Call Special Shareholder Meeting
The following shareholder proposal has been submitted to the company for action at the meeting by William Steiner, c/o Komlossy Law, PA, 4700 Sheridan St. Suite J, Hollywood, FL 33021, a beneficial owner of no less than 100 shares of the company’s common stock. The affirmative vote of a majority of the shares voted at the meeting is required for approval of the shareholder proposal. The text of the proposal follows:

Proposal 5 - Shareholder Ability to Call Special Shareholder Meeting
Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting (or the closest percentage to 10% according to state law). In other words this proposal asks for adoption of the most shareholder-friendly version of the shareholder right to call a special meeting as permitted by state law. This proposal does not impact our board's current power to call a special meeting.
This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison in 2013. A shareholder right to call a special meeting and to act by written consent and are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle such as the election of directors.
Johnson & Johnson shareholders do not have the full right to call a special meeting that is available under state law.
If shareholders had a more complete right to call a special meeting, as called for in this proposal, shareholders would have a greater ability to engage our Board to improve the qualifications of our directors and make sure that the Board of Directors is continually refreshed with new diverse talent in order to maintain director independence - since a special meeting can be called in regard to the election of directors.
Please vote to improve the shareholder oversight of our company:
Shareholder Ability to Call Special Shareholder Meeting - Proposal 5

2018 Proxy Statement - 91

Board’s Statement in Opposition to Shareholder Proposal
The Board of Directors recommends a vote AGAINST the adoption of this proposal for the following reasons:

Under our by-laws, shareholders representing 25% or more of the company’s outstanding shares have the right to require that we call a special meeting. The Board believes this ownership threshold, coupled with other meaningful shareholder rights to present director nominees in the company’s proxy materials (i.e., Proxy Access) and to act by written consent, strikes a reasonable and appropriate balance between empowering shareholders with an important right and minimizing the risk that a small group of shareholders, including those with special interests, could call special meetings. Allowing a handful of shareholders, including those who could borrow shares from other shareholders, to have the ability to call special meetings for any reason could be detrimental to the interest of the vast majority of our shareholders and other stakeholders.
In addition, under the New Jersey Business Corporation Act (NJBCA), which is applicable to our company, shareholders holding at least 10% of the company’s shares entitled to vote at a meeting of shareholders may apply to state court to order a special meeting upon a showing of good cause.
Given the company’s size and large number of shareholders, significant time and expense is required to hold a special shareholder meeting, which requires the preparation, printing and distribution of disclosure documents, solicitation of proxies and tabulation of votes. These meetings also divert attention, time and resources from the Board’s and management’s focus on the business. We believe that our shareholders’ existing right to call a special meeting is meaningful and appropriate, allowing a relatively small percentage of outstanding shares to call a special meeting while providing reasonable safeguards against potential abuse or waste of corporate resources by a small handful of shareholders.

In addition to the ability to call a special meeting, our company’s governance practices and policies provide many effective ways for shareholders to express their views and take action. As explained more fully above on page 23 under “Shareholder Engagement”, we actively engage with our shareholders throughout the year, including through meetings attended by our Board Chair and our Lead Director. This engagement positively impacts our governance, often resulting in concrete actions and changes in policy, including actions taken in 2017 (see page 24 “Shareholder Engagement.”)

In addition to significant shareholder engagement, our company has many other important governance features and shareholder rights (see page 27 “Additional Governance Features”). In particular, except with respect to the annual election of directors, our shareholders have the right to act by non-unanimous written consent in all instances where they otherwise have the right to act at a meeting of shareholders.

Thus, the Board believes that this proposal is not in the best interests of the company or its shareholders.

It is, therefore, recommended that shareholders vote AGAINST this proposal.

2018 Proxy Statement - 92

Other Matters
The Board of Directors does not intend to bring other matters before the meeting except items incident to the conduct of the meeting, and we have not received timely notice from any shareholder of an intent to present any other proposal at the meeting. On any matter properly brought before the meeting by the Board or by others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

2018 Proxy Statement - 93

General Information
This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting of Shareholders. This Proxy Statement, proxy form and our 2017 Annual Report to Shareholders are being distributed to our shareholders on or about March 14, 2018.

Shareholders Entitled to Vote and Voting Standard
Shareholders of record of our common stock at the close of business on February 27, 2018 are entitled to notice of, and to vote at, our Annual Meeting, and at any adjournments or postponements of the meeting. Each share of common stock entitles its owner to one vote. On February 27, 2018, there were 2,682,639,663 shares outstanding.
To constitute a quorum, a majority of the shares entitled to vote must be represented in person or by proxy at the Annual Meeting. Approval of each matter submitted to the shareholders, including the election of Directors, requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “For” or “Against” are included; abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

How to Vote
You are encouraged to vote in advance of the meeting using one of the following voting methods, even if you are planning to attend the 2018 Annual Meeting of Shareholders.

Make sure you have your Notice, proxy card or vote instruction form in hand and follow the instructions.

Registered Shareholders: Shareholders who hold their shares directly with our stock registrar, Computershare, can vote any one of four ways:

Via the Internet: Go to www.proxyvote.com/JNJ and follow the instructions on the website.

By Telephone: Call (800) 690-6903 and follow the instructions given by the voice prompts.

If you vote via the Internet or by telephone, your voting instructions may be transmitted up until 11:59 p.m. Eastern Time on April 25, 2018, except with respect to shares held in a Johnson & Johnson employee savings plan, which must be submitted by 5:00 p.m. Eastern Time on April 24, 2018. See “Johnson & Johnson Employee Savings Plans” on page 96 for voting instructions regarding shares held under our savings plans.

By Mail: If you received paper copies of the Proxy Statement, Annual Report and proxy card, mark, sign, date and return the proxy card in the postage-paid envelope provided.

In Person: Attend the Annual Meeting, or send a personal representative with an appropriate proxy, to vote by ballot at the meeting. (See “Annual Meeting Information” and “Admission Ticket Procedures” on page 96.

Beneficial Shareholders: Shareholders who hold their shares beneficially through an institutional holder of record such as a bank or broker (sometimes referred to as holding shares “in street name”), will receive voting instructions from that holder of record. If you wish to vote in person at the meeting, you must obtain a legal proxy from the holder of record of your shares and present it at the meeting.

2018 Proxy Statement - 94

Notice and Access
We distribute proxy materials to many shareholders via the Internet under the SEC’s “Notice and Access” rules to save costs and paper. Using this method of distribution, on or about March 14, 2018, we mailed the Important Notice Regarding the Availability of Proxy Materials (“Notice”) that contains basic information about our 2018 Annual Meeting and instructions on how to view all proxy materials, and vote electronically, via the Internet. If you receive the Notice and prefer to receive the proxy materials by regular mail or e-mail, follow the instructions in the Notice for making this request, and the materials will be sent promptly to you via the preferred method. If you prefer to vote by phone rather than Internet, the website listed on the Notice (www.proxyvote.com/JNJ) has instructions for voting by phone.

Proxy Voting
Your proxy authorizes another person to vote your shares on your behalf at the Annual Meeting.
If your valid proxy is timely received by Internet, telephone, or mail, the persons designated as proxies will vote your shares per your directions. We have designated two of our executive officers as proxies for the 2018 Annual Meeting of Shareholders – D. J. Caruso and M. H. Ullmann.
Should any other matter not referred to in this Proxy Statement properly come before the meeting, the designated proxies will vote in their discretion. If any Director nominee should refuse or be unable to serve, an event that is not anticipated, your shares will be voted for the person designated by the Board of Directors to replace such nominee or, alternatively, the Board of Directors may reduce the number of Directors on the Board.

Effect of Not Casting Your Vote
Registered Shareholders: When a valid proxy is received, but specific choices are not indicated, the designated proxies will vote as recommended by the Board of Directors.
Beneficial Shareholders: It is critical that you cast your vote if you want it to count in the election of Directors and most other items on the agenda. Under applicable regulations, if you hold your shares beneficially and do not instruct your bank, broker or other holder of record on how to vote your shares, the holder of record will only have discretion to vote your uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Item 3). The holder of record will not have discretion to vote your uninstructed shares on the election of directors (Item 1), the advisory vote to approve named executive officer compensation (Item 2), or the shareholder proposals (Items 4 and 5), resulting in “broker non-votes” on those items.

Revoking Your Proxy or Changing Your Vote
You may change your vote at any time before your proxy is exercised.
Registered Shareholders:
• If you voted by mail: you may revoke your proxy at any time before it is exercised by executing and delivering a timely and valid later-dated proxy, by voting by ballot at the meeting or by giving written notice to the Corporate Secretary.
• If you voted via the Internet or by telephone: you may change your vote with a timely and valid later Internet or telephone vote, or by voting by ballot at the meeting.
• Attendance at the meeting will not have the effect of revoking a proxy unless (1) you give proper written notice of revocation to the Corporate Secretary before the proxy is exercised, or (2) you vote by ballot at the meeting.
Beneficial Shareholders: Follow the specific directions provided by your bank, broker or other holder of record to change or revoke any voting instructions you have already provided. Beneficial holders who have already voted may not change their vote at the meeting.

2018 Proxy Statement - 95

Johnson & Johnson Employee Savings Plans
If you hold shares in a Johnson & Johnson company employee savings plan, you will receive one proxy card or Notice that covers the shares held for you in your savings plan, as well as any other shares registered directly in your name (but not shares held beneficially through a bank, broker or other holder of record). If you vote the plan shares via the Internet, by telephone or by mail, as described above, by 5:00 p.m. (Eastern) on April 24, 2018, the Trustee of your savings plan will vote your shares as you have directed (your voting instructions will be kept confidential). It is important that you direct the Trustee how to vote your shares. In accordance with the terms of the Johnson & Johnson Savings Plan and the Johnson & Johnson Puerto Rico Retirement Savings Plan, you are the named fiduciary for shares held in your savings plan and have the right to direct the Trustee with respect to those shares. If you do not direct the plan Trustee how to vote your shares, the Trustee will vote your shares in direct proportion to the votes cast for all shares held in that plan for which voting instructions were provided by other plan holders.
Participants in the Johnson & Johnson employee savings plans may attend the Annual Meeting. However, shares held in those plans can only be voted as described in this paragraph and cannot be voted at the meeting.

Annual Meeting Attendance
If you were a shareholder as of the record date, February 27, 2018, and plan to attend our Annual Meeting in person, please note:
• Venue: Hyatt Regency New Brunswick, Two Albany Street, New Brunswick, New Jersey.
• Time: The doors to the meeting will open at 9:15 a.m. and the meeting will begin at 10:00 a.m. The anticipated running time of the meeting will be approximately one hour.
• Parking: Limited parking will be available at the Hyatt Regency New Brunswick, and other parking facilities will be open to self-parkers at normal hourly and daily rates. For information on local parking go to: www.njnbpa.org.
• Devices: Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.
• Tickets: See “Admission Ticket Procedures” below.
(Note: Consistent with our practice in recent years, we do not provide product bags or food at the meeting.)

Admission Ticket Procedures
Tickets to the meeting will be available to shareholders as of the record date, February 27, 2018.
If you were a shareholder as of the record date, and you plan to attend the Annual Meeting in person, you must print your own ticket and bring it to the meeting to gain access.
• Tickets can be printed by clicking on the “Register for Meeting” button found at www.proxyvote.com/JNJ and following the instructions provided. You will need the 16-digit control number included on your Notice, proxy card or vote instruction form.
• If you are unable to print your ticket, please call Shareholder Meeting Registration Phone Support (toll free) at 1-844-318-0137 or (international toll call) at 1-925-331-6070, or email AnnualMeeting@its.jnj.com for assistance.
• On the day of the meeting, you will be required to present valid picture identification, such as a driver’s license or passport, with your admission ticket. You may be denied entrance if the required identification is not presented.
Guest tickets are not available. Exceptions may be granted to shareholders who require a companion ticket in order to facilitate their own attendance (for example, due to a physical disability) by contacting Shareholder Meeting Registration Phone Support per the instructions above.

2018 Proxy Statement - 96

Proxy Solicitation
In addition to the solicitation of proxies by mail, several regular employees of the Johnson & Johnson Family of Companies may solicit proxies in person or by telephone. We have also retained the firm of Morrow & Co., LLC to aid in the solicitation of banks, brokers, and institutional and other shareholders for a fee of approximately $20,000, plus reimbursement of expenses. We will bear all costs of the solicitation of proxies. Any registered shareholder voting by proxy card may substitute the name of another person in place of the persons presently named as proxies. In order to vote, a substitute proxy must present adequate identification to the Corporate Secretary.

Electronic Access to Proxy Materials
This Proxy Statement and our 2017 Annual Report are available at www.investor.jnj.com/gov/annualmeetingmaterials.cfm. If you received paper copies of this year’s Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message in the future that will provide a link to those documents and voting instructions on the Internet. By opting to access your proxy materials via the Internet, you will:
• gain faster access to your proxy materials;
• help save on our production and mailing costs;
• reduce the amount of paper mail you receive; and
• help preserve environmental resources.
If you have enrolled in the electronic access service previously, you will continue to receive your proxy materials by e-mail, unless and until you elect an alternative method of delivery.
Registered Shareholders may enroll in the electronic proxy and Annual Report access service for future Annual Meetings of Shareholders by registering at www.computershare-na.com/green. If you vote via the Internet, simply follow the prompts that link you to that website.
Beneficial Shareholders who wish to enroll for electronic access may register at enroll.icsdelivery.com/jnj, or by following instructions for e-delivery from your broker or other holder of record.

Reduce Duplicate Mailings
We have adopted a procedure approved by the SEC called “householding," Under this procedure, registered shareholders who have the same address and last name and who receive either Notices or paper copies of the proxy materials in the mail will receive only one copy of our proxy materials, or a single envelope containing the Notices, for all shareholders at that address. This consolidated method of delivery continues until one or more of these shareholders notifies us that they would like to receive individual copies of proxy materials. This procedure reduces our printing costs and postage fees. Shareholders who participate in householding continue to receive separate proxy cards or Notices for voting their shares.
Registered Shareholders who wish to discontinue householding and receive separate copies of proxy materials may notify Computershare by calling (800) 328-9033, or send a written request to the Office of the Corporate Secretary at the address of our principal office.
Beneficial Shareholders may request information about householding from your bank, broker or other holder of record.

Corporate Governance Materials
Shareholders can see our Restated Certificate of Incorporation; By-Laws; Principles of Corporate Governance; Board Committee Charters; Code of Business Conduct for employees; Code of Business Conduct & Ethics for Members of the Board of Directors and Executive Officers; and other corporate governance materials at www.investor.jnj.com/gov.cfm. Copies of these documents, as well as additional copies of this Proxy Statement and 2017 Annual Report, are available to shareholders, without charge, upon request to the Corporate Secretary at our principal office address.

2018 Proxy Statement - 97

Shareholder Proposals, Director Nominations by Shareholders and Other Items of Business
Rule 14a-8: To be included in the Proxy Statement and proxy card for the 2018 Annual Meeting of Shareholders, a shareholder proposal must be received at our principal office on or before November 14, 2018 and must comply with Rule 14a-8 under the U.S. Securities and Exchange Act of 1934, as amended.
Proxy Access: As discussed on page 27 of this Proxy Statement, in 2016 we amended our By-Laws to implement proxy access, which allows a shareholder or a group of up to 20 shareholders owning shares representing at least 3% of the common stock of the company continuously for at least three years, to nominate and include in our Proxy Statement their own Director nominee(s) constituting up to 20% of the total number of Directors then serving on the Board (with a minimum of up to two Director nominees if the Board size is less than 10), provided that the shareholder(s) and the nominee(s) satisfy the requirements in our By-Laws.
Notice of Director nominees for the 2019 Annual Meeting of Shareholders must include the information required under our By-Laws and must be received by our Corporate Secretary at our principal office no earlier than the close of business (5:00 p.m. Eastern Time) on October 15, 2018 and no later than the close of business on November 14, 2018, unless the date of the 2019 Annual Meeting of Shareholders has been changed by more than 30 calendar days. In that case, such notice must be received by our Corporate Secretary no earlier than the close of business on the 90th calendar day before the date we commence mailing of our proxy materials in connection with the 2019 Annual Meeting of Shareholders and no later than the close of business on the later of (i) the 60th calendar day before the date we commence mailing of our proxy materials in connection with the 2019 Annual Meeting of Shareholders or (ii) the 10th calendar day following the day on which public announcement of the date of the 2019 Annual Meeting of Shareholders is first made.
Advance Notice Provisions: In addition, under the terms of our By-Laws, a shareholder who intends to present an item of business (including a Director nomination) at the 2019 Annual Meeting of Shareholders (other than a proposal submitted or a Director candidate nominated for inclusion in our proxy materials) must provide us with written notice of such business at our principal office, including the information specified in the By-Laws, which must be received during the same windows as those described above under “Proxy Access.”
Proposals and other items of business should be directed to the attention of the Office of the Corporate Secretary at the address of our principal office: One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933.

Contacting Our Board, Individual Directors and Committees
You can contact any of our Directors, including our Lead Director, by writing to them c/o Johnson & Johnson, Office of the Corporate Secretary, One Johnson & Johnson Plaza, New Brunswick, NJ 08933. Employees and others who wish to contact the Board or any member of the Audit Committee to report any complaint or concern with respect to accounting, internal accounting controls or auditing matters, may do so anonymously by using the address above. You can also use the on-line submission forms on our website to contact the Board and the Audit Committee. Our process for handling communications to the Board or the individual Directors has been approved by the independent Directors and can be found at www.investor.jnj.com/communication.cfm.

Helpful Websites	Company	www.jnj.com
	Investor Relations	www.investor.jnj.com
	Corporate Governance	www.investor.jnj.com/gov.cfm
	Annual Meeting Materials	www.investor.jnj.com/gov/annualmeetingmaterials.cfm
	Board of Directors	www.investor.jnj.com/gov.cfm
	Certificate of Incorporation and By-Laws	www.investor.jnj.com/gov/cdocument.cfm
	Contact the Board	www.investor.jnj.com/communication.cfm
	Political Contributions	www.investor.jnj.com/gov/contributions.cfm
	SEC Filings	www.investor.jnj.com/sec.cfm

2018 Proxy Statement - 98

Our Credo
We believe our first responsibility is to the doctors, nurses and patients, to mothers and fathers and all others who use our products and services. In meeting their needs everything we do must be of high quality. We must constantly strive to reduce our costs in order to maintain reasonable prices. Customers’ orders must be serviced promptly and accurately. Our suppliers and distributors must have an opportunity to make a fair profit.
We are responsible to our employees, the men and women who work with us throughout the world. Everyone must be considered as an individual. We must respect their dignity and recognize their merit. They must have a sense of security in their jobs. Compensation must be fair and adequate, and working conditions clean, orderly and safe. We must be mindful of ways to help our employees fulfill their family responsibilities. Employees must feel free to make suggestions and complaints. There must be equal opportunity for employment, development and advancement for those qualified. We must provide competent management, and their actions must be just and ethical.
We are responsible to the communities in which we live and work and to the world community as well. We must be good citizens –support good works and charities and bear our fair share of taxes. We must encourage civic improvements and better health and education. We must maintain in good order the property we are privileged to use, protecting the environment and natural resources.
Our final responsibility is to our stockholders. Business must make a sound profit. We must experiment with new ideas. Research must be carried on, innovative programs developed and mistakes paid for. New equipment must be purchased, new facilities provided and new products launched. Reserves must be created to provide for adverse times. When we operate according to these principles, the stockholders should realize a fair return.

Notice of 2018 Annual Meeting
and Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/JNJ.

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M99746-P72096-Z67022

Proxy – Johnson & Johnson

Notice of 2018 Annual Meeting of Shareholders

Hyatt Regency New Brunswick
Two Albany Street, New Brunswick, NJ 08901
Proxy Solicited by the Board of Directors for Annual Meeting – April 26, 2018 at 10:00 a.m., Eastern Time

The signatory hereto hereby appoints D. J. Caruso and M. H. Ullmann and each or either of them as proxies, with full power of substitution and revocation, to represent the signatory hereto and to vote all shares of common stock of Johnson & Johnson that the signatory hereto is entitled to vote at the Annual Meeting of Shareholders of the company to be held on April 26, 2018 at 10:00 a.m., Eastern Time, at the Hyatt Regency New Brunswick, Two Albany Street, New Brunswick, New Jersey, upon the matters listed on the reverse side hereof and, in their discretion, upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

Holders of Shares in Johnson & Johnson Employee Savings Plans: If you hold shares in a Johnson & Johnson company employee savings plan, this Proxy covers those shares held for you in your savings plan, as well as any other shares registered in your name. By signing and returning this Proxy (or voting by telephone or the Internet), you will authorize the Trustee of your savings plan to vote your savings plan shares as you have directed.

Shares represented by this Proxy will be voted as directed by the shareholder. If this Proxy is signed, the proxies have authority and intend to vote as follows regarding any nominee or matter for which no directions are indicated: FOR election of all Director nominees, FOR Items 2 and 3, and AGAINST Items 4 and 5.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

VOTE BY INTERNET - www.proxyvote.com/JNJ
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2018 or up until 5:00 p.m. Eastern Time on April 24, 2018 for shares held in a Johnson & Johnson company employee savings plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your proxy materials and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 25, 2018 (or up until 5:00 p.m. Eastern Time on April 24, 2018 for shares held in a Johnson & Johnson company employee savings plan). Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
SHAREHOLDER MEETING TICKET REQUEST
You must register for and print your ticket on the shareholder meeting registration site: www.proxyvote.com/JNJ. If you are unable to print your ticket, please call Shareholder Meeting Registration Phone Support (Toll Free) 1-844-318-0137 or (International Toll Call) 1-925-331-6070 or email AnnualMeeting@its.jnj.com for assistance.

JOHNSON & JOHNSON ONE JOHNSON & JOHNSON PLAZA NEW BRUNSWICK, NJ 08933

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M99745-P72096-Z67022             KEEP THIS PORTION FOR YOUR RECORDS
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	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.						DETACH AND RETURN THIS PORTION ONLY

JOHNSON & JOHNSON

The Board of Directors recommends a vote FOR all Director nominees listed:

1.	Election of Directors		For	Against	Abstain	The Board of Directors recommends a vote FOR the following proposals:		For	Against	Abstain

	1a.	Mary C. Beckerle	☐	☐	☐	2.	Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐

	1b.	D. Scott Davis	☐	☐	☐	3.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for 2018	☐	☐	☐

	1c.	Ian E. L. Davis	☐	☐	☐	The Board of Directors recommends a vote AGAINST the following proposals:

	1d.	Jennifer A. Doudna	☐	☐	☐	4.	Shareholder Proposal – Accounting for Litigation and Compliance in Executive Compensation Performance Measures	☐	☐	☐
¨
	1e.	Alex Gorsky	☐	☐	☐	5.	Shareholder Proposal – Amendment to Shareholder Ability to Call Special Shareholder Meeting	☐	☐	☐

	1f.	Mark B. McClellan	☐	☐	☐

	1g.	Anne M. Mulcahy	☐	☐	☐

	1h.	William D. Perez	☐	☐	☐

	1i.	Charles Prince	☐	☐	☐

	1j.	A. Eugene Washington	☐	☐	☐

	1k.	Ronald A. Williams	☐	☐	☐

For address changes and/or comments, please check this box and complete where indicated on reverse side.						☐

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please provide full title.

	Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)	Date